                   As filed with the Securities and Exchange
                         Commission on February 25, 2005
                        Securities Act File No. 33-72834
                    Investment Company Act File No. 811-08212

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A

                REGISTRATION UNDER THE SECURITIES ACT OF 1933 |X|

                       Pre-Effective Amendment No. __ | |
                       Post-Effective Amendment No. 20 |X|
                                       and
           REGISTRATION UNDER THE INVESTMENT COMPANY ACT OF 1940 |X|
                               AMENDMENT NO. 22 |X|
                        (Check appropriate box or boxes)

                           J.P. MORGAN SERIES TRUST II
               (Exact Name of Registrant as Specified in Charter)
                     522 Fifth Avenue, New York, N.Y. 10036
                    (Address of Principal Executive Offices)


               Registrant's Telephone Number, Including Area Code:
                                 (800) 480-4111
                          c/o Elizabeth A. Davin, Esq.
                             JPMorgan Distribution
                                 Services, Inc.



         Copies to:   John E. Baumgardner, Jr., Esq.
                      Sullivan & Cromwell
                      125 Broad Street
                      New York, NY 10004

It is proposed that this filing will become effective (check appropriate box) | | immediately upon filing pursuant to paragraph (b)
| | on (date) pursuant to paragraph (b)
|X| 60 days after filing pursuant to paragraph (a)(1)
| | on April 16, 2004 pursuant to paragraph (a)(1)
| | 75 days after filing pursuant to paragraph (a)(2)
| | on (date) pursuant to paragraph (a)(2) of Rule 485.

             If appropriate, check the following box:
| | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS APRIL __, 2005

J.P. MORGAN SERIES TRUST II

MID CAP VALUE PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Mid Cap Value Portfolio                                     1

The Portfolio's Management and Administration               6

How Your Account Works                                      7

    Buying Portfolio Shares                                 7

    Selling Portfolio Shares                                7

    Distributions and Taxes                                 8

    Availability of Proxy Voting Record                     9

    Portfolio Holdings Disclosure                           9

Financial Highlights                                       11

How To Reach Us                                    BACK COVER


The Portfolio is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Portfolio. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies over which J.P. Morgan Series Trust II assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). The investment objectives and policies of the Portfolio may be similar to other funds/portfolios managed or advised by J.P. Morgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund/portfolio.

JPMORGAN
  MID CAP VALUE PORTFOLIO

THE PORTFOLIO'S OBJECTIVE
The Portfolio seeks growth from capital appreciation.

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

Under normal circumstances, the Portfolio will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.


Derivatives, which are instruments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio's income or gain.


The Portfolio may invest any portion of its Assets, which are not invested in equity securities, in high-quality money market instruments and repurchase agreements.


The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Portfolio's Board of Trustees may change any of these investment policies (not including its investment objective) without shareholder approval. The Portfolio will give 60 days' written notice of any change in a non-fundamental investment policy.

The Portfolio is non-diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

- There is no assurance that the Portfolio will meet its investment objective.

- The Portfolio does not represent a complete investment program.

INVESTMENT PROCESS
The adviser, J.P. Morgan Investment Management Inc. (JPMIM), uses a 'bottom-up' approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the Portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

THE PORTFOLIO'S MAIN INVESTMENT RISKS
All variable annuity portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

The Portfolio may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of companies selected for the Portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio's returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio's potential for loss.

The Portfolio's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Portfolio's mortgage-related securities to changes in interest rates, the performance and duration of the Portfolio may be more volatile than if it did not hold these securities.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss.

Since the Portfolio is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified portfolio would. This increased concentration in fewer issuers

                                                           PROSPECTUS APRIL 2005


may result in the Portfolio's shares being more sensitive to the economic results of those issuing the securities.

THE PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record with respect to the Portfolio's shares. The bar chart shows how the performance of the Portfolio's shares has varied from year-to-year over the past three calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year and life of the Portfolio. It compares that performance to the Russell Mid Cap Value Index, a broad-based securities market index, and the Lipper Variable Annuity Mid-Cap Value Funds Index, a broad-based index.


Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provide services to the Portfolio in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

Performance information of the Portfolio should not be compared with other portfolios that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. These rates will reflect the deduction of mortality and expense risk charges and will therefore be lower. Policy holders should consult the applicable prospectus for their contract or policy.

[CHART]

YEAR-BY-YEAR RETURNS(1)

2002                0.82%
2003               29.63%
2004               21.06%

BEST QUARTER 2nd quarter, 2003      14.04%
WORST QUARTER 3rd quarter, 2002     -8.41%

(1)  The Portfolio's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                               PAST 1 YEAR   LIFE OF PORTFOLIO
----------------------------------------------------------------------------------------------
JPMORGAN MID CAP VALUE PORTFOLIO                                     21.06               18.96

RUSSELL MID CAP VALUE INDEX(3)                                       23.71               18.35

LIPPER VARIABLE ANNUITY MID-CAP VALUE FUNDS INDEX(3)                 19.53               16.14


(1)  See footnote on previous page.

(2) The Portfolio commenced operations on 9/28/01. Performance for the indexes is as of 9/30/01.

(3   Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR PORTFOLIO SHARES
The expenses of Portfolio Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


MANAGEMENT FEES                                           0.70
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  NONE
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                           1.25


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's Shares (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets through 4/30/06. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time. The current expense ratio is 1.00%.

EXAMPLE
The example below is intended to help you compare the cost of investing in Portfolio Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Portfolio Shares and your actual costs may be higher or lower.


                                     1 YEAR      3 YEARS     5 YEARS      10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)


The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable annuity contracts or qualified plans in the Portfolio. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

THE PORTFOLIO'S MANAGEMENT
  AND ADMINISTRATION


The Mid Cap Value Portfolio is a series of J.P. Morgan Series Trust II, a Delaware business trust. The trustees are responsible for overseeing all business activities of the Portfolio.


THE PORTFOLIO'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/04, the adviser received the following fees for advisory services:


     ADVISORY SERVICES       0.70% OF THE PORTFOLIO'S
                             AVERAGE DAILY NET ASSETS*


* During the most recent fiscal year ended 12/31/04, the adviser waived 0.11% of this fee.


THE PORTFOLIO MANAGERS
The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMIM and Lawrence E. Playford, Jr., Vice President of JPMIM and CFA. Mr. Simon joined JPMIM in 1980 as an analyst in the London office responsible for covering the energy, real estate and building product sectors of U.S. small cap companies. Mr. Playford has worked with various affiliates of JPMIM, the adviser, since 1993.


The Portfolio's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Portfolio securities.


THE PORTFOLIO'S ADMINISTRATOR

On February 19, 2005, JPMorgan Funds Management, Inc. replaced JPMorgan Chase Bank as the administrator to the Portfolio. JPMorgan Funds Management, Inc. provides administrative, shareholder and certain financial services and oversees the Portfolio's other service providers.

During the most recent fiscal year ended 12/31/04, JPMorgan Chase Bank, the Portfolio's administrator during that period, received the following fees for administrative and shareholder services:


  ADMINISTRATIVE SERVICES    0.55% OF THE PORTFOLIO'S
                             AVERAGE DAILY NET ASSETS*


* Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, it will reimburse the Portfolio for the excess.



Beginning February 19, 2005, these fees are payable to JPMorgan Funds Management, Inc. at the same rate.

JPMorgan Funds Management, Inc. may enter into service agreements with participating insurance companies under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.


THE PORTFOLIO'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (JPMDS) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and JPMorgan Funds Management, Inc.

HOW YOUR
  ACCOUNT WORKS

BUYING PORTFOLIO SHARES
Portfolio shares are offered only to separate accounts of Participating Insurance Companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about buying Portfolio shares.


The price for Portfolio shares is the Portfolio's net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase orders from separate accounts received in proper form by the Participating Insurance Company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order and federal funds in the net amount of such order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

The market value of the Portfolio's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

Federal law requires a Portfolio to obtain, verify and record an accountholder's name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the accountholder's identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the account-holder's identity. If the Portfolio is unable to verify the accountholder's identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.


SELLING PORTFOLIO SHARES
Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemption orders from separate accounts received in proper form by the Participating Insurance Company or Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about selling Portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term shareholders, disrupt Portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any portfolio, these risks may be higher for portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small-cap securities), such as international, global or emerging market funds or small-cap funds. For example, when a portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the portfolio calculates its net asset value. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive.

The Portfolio's Board of Trustees has adopted policies and procedures to identify market timers.

Market timers may disrupt Portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract, the Portfolio is not able to identify market timing transactions by individual variable insurance contract holders. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company's administrative policies; these restrictions will vary from variable insurance contract to variable insurance contract. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts, and there can be no assurances that the Portfolio will be able to do so. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.


DISTRIBUTIONS AND TAXES
The Portfolio can earn income and it can realize capital gain. The Portfolio deducts any expenses and then pays out these earnings to shareholders as distributions.

The Portfolio generally declares and pays any distributions at least annually. Distributions will be reinvested in the Portfolio unless instructed otherwise by a Participating Insurance Company or Eligible Plan.

TAX CONSEQUENCES TO PARTICIPATING INSURANCE COMPANIES OR ELIGIBLE PLANS


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Portfolio will generally be limited to the aggregate of the eligible dividends received by the Portfolio. In addition, the Portfolio must meet certain holding period requirements with respect to the shares on which the Portfolio received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Portfolio shares. Dividends of net investment income and dividends of short-term capital gains generally will be taxable to a Participating Insurance Company or Eligible Plan at ordinary income rates. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

The tax rate on distributions of net capital gain will be based on how long the Portfolio held a particular asset, not on how long the shareholders have owned their shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Portfolio for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


A shareholder who buys shares just before a distribution will pay tax on the entire amount of the taxable distribution received, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Portfolio will send each shareholder a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

Any shareholder for whom the Portfolio does not have a valid Taxpayer Identification Number may be subject to backup withholding.

TAX CONSEQUENCES TO POLICY OWNERS AND ELIGIBLE PLAN PARTICIPANTS

Distributions will be taxable to the separate accounts of the Participating Insurance Companies or Eligible Plans, not the contract holders or plan participants. For the Federal income tax consequences to Policy owners and Eligible Plan participants, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor's tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.


AVAILABILITY OF PROXY VOTING RECORD
The trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Portfolio's website at www.______________.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each Portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified complete schedule of its Portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its Portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www.______________.com and on the SEC's website at www.sec.gov.

The Portfolio's top ten holdings and other related information, including statistical information about various financial characteristics of the Portfolio, as of the last day of each month and each calendar quarter are posted on the Portfolio's website at www.______________.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request Portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past fiscal period as applicable. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

                                                       YEAR        YEAR    09/28/01*
                                                      ENDED       ENDED     THROUGH
                                                   12/31/03    12/31/02    12/31/01
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period              $   16.72   $   16.69   $   15.00
-----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)@                      0.09        0.12        0.02
    Net gains or losses on securities
    (both realized and unrealized)                     4.85        0.03        1.67
===================================================================================
    Total from investment operations                   4.94        0.15        1.69
===================================================================================
LESS DISTRIBUTIONS:
    Dividends from net investment income               0.07        0.01          --
    Distributions from capital gains                     --        0.11          --
===================================================================================
    Total distributions                                0.07        0.12          --
===================================================================================
Net asset value, end of period                    $   21.59   $   16.72   $   16.69
===================================================================================
TOTAL RETURN(b)                                       29.63%       0.82%      11.27%

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in thousands)      $  29,365   $  10,145   $   2,655
-----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#

    Net expenses                                       1.00%       1.00%       1.00%
-----------------------------------------------------------------------------------
    Net investment income                              0.76%       0.72%       0.46%
-----------------------------------------------------------------------------------
    Expenses without waivers,
    reimbursements and earnings credits                1.58%       2.69%      10.62%
-----------------------------------------------------------------------------------
    Net investment income (loss)
    without waivers, reimbursements
    and earnings credits                               0.18%      (0.97%)     (9.16%)
-----------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(b)                               45%         72%         21%

----------
  *  Commencement of operations.
  @  Calculated based upon average shares outstanding.
(b)  Not annualized for periods less than one year.
  #  Short periods have been annualized.

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

MORE INFORMATION
For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Portfolio's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www._______________.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090

E-MAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-08212.


(C) JPMorgan Chase & Co. All Rights Reserved. April 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-MCVP-405

PROSPECTUS APRIL __, 2005

J.P. MORGAN SERIES TRUST II

SMALL COMPANY PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Small Company Portfolio                                  1

The Portfolio's Management and Administration            7

How Your Account Works                                   8

    Buying Portfolio Shares                              8

    Selling Portfolio Shares                             8

    Distributions and Taxes                              9

    Availability of Proxy Voting Record                 10

    Portfolio Holdings Disclosure                       10

Financial Highlights                                    12

How To Reach Us                                 BACK COVER


The Portfolio is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Portfolio. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Portfolio assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). The investment objective and policies of the Portfolio may be similar to other funds/portfolios managed or advised by J.P. Morgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund/portfolio.

JPMORGAN SMALL COMPANY PORTFOLIO

THE PORTFOLIO'S OBJECTIVE
The Portfolio seeks to provide high total return from a portfolio of small company stocks.

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of small-cap companies. These securities will be primarily securities of companies located in the U.S. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000(R) Index at the time of purchase. Sector by sector, the Portfolio's weightings are similar to those of the Russell 2000(R) Index. Market capitalization is the total market value of a company's shares. The Portfolio can moderately underweight or overweight sectors when it believes it will benefit performance.

Within each sector, the Portfolio focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Portfolio may also continue to hold them if it believes further substantial growth is possible.

The Portfolio pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.

Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, real estate investment trusts (REITs), depositary receipts and warrants to buy common stocks.

The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of Portfolio assets. The Portfolio may use derivatives to hedge various investments and for risk management.

The Portfolio's investments in equity securities may also include REITs, which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Portfolio may invest any portion of its Assets, which are not invested in equity securities, in high-quality money market instruments and repurchase agreements.


The Portfolio's Board of Trustees may change any of these investment policies (not including its investment objective) without shareholder approval. The Portfolio will give 60 days' written notice of any change in a non-fundamental investment policy.

The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

-  There is no assurance that the Portfolio will meet its investment objective.

-  The Portfolio does not represent a complete investment program.

INVESTMENT PROCESS

In managing the Portfolio, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a process that combines research, valuation and stock selection. The adviser makes purchase decisions based on a number of quantitative factors, including valuation and improving fundamentals, as well as the fundamental stock and industry insights of the adviser's research and portfolio management team. Essentially, historical data is used to define the investment universe of companies that have met what the adviser considers to be the key criteria for success. Then, the adviser performs a more subjective business and management analysis to form a view on future stock potential. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, while also trying to minimize uncompensated risks relative to the benchmark.

The adviser may sell a security for several reasons. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may also sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential. Finally, the adviser may also sell a security due to opportunity cost, i.e. a new company appears more attractive than a current holding or to optimize overall portfolio characteristics as part of the portfolio construction process.

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.


THE PORTFOLIO'S MAIN INVESTMENT RISKS
All variable annuity portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

The Portfolio may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of the companies selected for the Portfolio.


Because the assets in this Portfolio are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a portfolio which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

The Portfolio's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Portfolio's mortgage-related securities to changes in interest rates, the performance of the Portfolio may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Federal

                                                                      PROSPECTUS
                                                                   APRIL __ 2005

National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.


The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

Repurchase agreements involve some risk to the Portfolio if the other party does not live up to its obligation under the agreement.

If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio's potential returns.

The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio's returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio's potential for loss.

THE PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record with respect to the Portfolio's shares. The bar chart shows how the performance of the Portfolio's shares has varied from year-to-year over the past ten calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Variable Annuity Small Company Funds Average, a broad-based index.


Past performance is not necessarily an indication of how the Portfolio will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provided services to the Portfolio in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

Performance information of the Portfolio should not be compared with other portfolios that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. These rates will reflect the deduction of mortality and expense risk charges and will therefore be lower. Policy holders should consult the applicable prospectus for their contract or policy.


[CHART]

YEAR-BY-YEAR RETURNS(1)

1995     32.91%
1996     21.74%
1997     22.50%
1998     -5.51%
1999     44.39%
2000    -11.32%
2001     -8.03%
2002    -21.65%
2003     35.98%
2004     27.17%

BEST QUARTER 4th quarter, 1999      34.41%
WORST QUARTER 3rd quarter, 1998    -21.67%

(1) The Portfolio's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                                 PAST 1 YEAR    PAST 5 YEARS     PAST 10 YEARS
--------------------------------------------------------------------------------------------------------------
JPMORGAN SMALL COMPANY PORTFOLIO                                       27.17            2.02             11.57
--------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX(3)                                               18.33            6.61             11.78
--------------------------------------------------------------------------------------------------------------
LIPPER VARIABLE ANNUITY SMALL COMPANY FUNDS AVERAGE(3)                 15.85            4.16             11.94


(1) See footnote on previous page.

(2) The Portfolio commenced operations on 1/3/95. Performance for the indexes is as of 1/31/95.

(3) Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR PORTFOLIO SHARES
The expenses of Portfolio Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


MANAGEMENT FEES                                           0.60
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER SERVICE FEES                                  NONE
OTHER EXPENSES(1)
--------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's Shares (excluding interest, taxes and extraordinary expenses) exceed 1.15% of its average daily net assets through 4/30/06. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Portfolio Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- total annual operating expenses of 1.15%.

This example is for comparison only; the actual returns of Portfolio Shares and your actual costs may be higher or lower.


                                      1 YEAR      3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)


The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable annuity contracts or qualified plans in the Portfolio. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

THE PORTFOLIO'S MANAGEMENT AND ADMINISTRATION


The Small Company Portfolio is a series of J.P. Morgan Series Trust II, a Delaware business trust. The trustees are responsible for overseeing all business activities of the Portfolio.


THE PORTFOLIO'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/04, the adviser received the following fees for advisory services:


     ADVISORY SERVICES       0.60% OF THE PORTFOLIO'S
                             AVERAGE DAILY NET ASSETS

THE PORTFOLIO MANAGERS

The management team is led by Christopher T. Blum, Vice President of JPMIM or one its affiliates, since 2001, and Dennis S. Ruhl, Vice President of JPMIM or one its affiliates, since 1999. Previously, Mr. Blum worked for Pomona Capital from 1999 to 2000, as a research analyst. Prior to 1999, Mr. Blum worked for JPMIM or one of its affiliates in the U.S. Structured Equity Group.

The Portfolio's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Portfolio securities.


THE PORTFOLIO'S ADMINISTRATOR

On February 19, 2005, JPMorgan Funds Management, Inc. replaced JPMorgan Chase Bank as the administrator to the Portfolio. JPMorgan Funds Management, Inc. provides administrative, shareholder and certain financial services and oversees the Portfolio's other service providers.

During the most recent fiscal year ended 12/31/04, JPMorgan Chase Bank, the Portfolio's administrator during that period, received the following fees for administrative and shareholder services:


   ADMINISTRATIVE SERVICES   0.55% OF THE PORTFOLIO'S
                             AVERAGE DAILY NET ASSETS*


* Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, it will reimburse the Portfolio for the excess.

Beginning February 19, 2005, these fees are payable to JPMorgan Funds Management, Inc. at the same rate.

JPMorgan Funds Management, Inc. may enter into services agreements with participating insurance companies under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.


THE PORTFOLIO'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (JPMDS) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and JPMorgan Funds Management, Inc.

HOW YOUR ACCOUNT WORKS

BUYING PORTFOLIO SHARES
Portfolio shares are offered only to separate accounts of Participating Insurance Companies and Eligible Plans. Individuals may not purchase shares directly from the portfolio. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company, and Eligible Plan participants should consult the Plan's administrator or trustee, for more information about buying portfolio shares.


The price for Portfolio shares is the Portfolio's net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase orders from separate accounts received in proper form by the Participating Insurance Company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order and federal funds in the net amount of such order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

The market value of the Portfolio's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

Federal law requires a Portfolio to obtain, verify and record an accountholder's name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the accountholder's identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder's identity. If a Portfolio is unable to verify the accountholder's identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.


SELLING PORTFOLIO SHARES
Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. Individuals may not place sell orders directly with the portfolio. Redemption orders from separate accounts received in proper form by the Participating Insurance Company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order is received by the portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about selling portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term shareholders, disrupt Portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any portfolio, these risks may be higher for portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small-cap securities), such as international, global or emerging market funds or small-cap funds. For example, when a portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the portfolio calculates its net asset value. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive.

The Portfolio's Board of Trustees has adopted policies and procedures to identify market timers.

Market timers may disrupt Portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract, the Portfolio is not able to identify market timing transactions by individual variable insurance contract holders. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company's administrative policies; these restrictions will vary from variable insurance contract to variable insurance contract. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts, and there can be no assurances that the Portfolio will be able to do so. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.


DISTRIBUTIONS AND TAXES
The Portfolio can earn income and it can realize capital gain. The Portfolio deducts any expenses and then pays out these earnings to shareholders as distributions.

The Portfolio generally declares and pays any distributions at least annually. Distributions will be reinvested in the Portfolio unless instructed otherwise by a Participating Insurance Company or Eligible Plan.

TAX CONSEQUENCES TO PARTICIPATING INSURANCE COMPANIES OR ELIGIBLE PLANS

Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Portfolio will generally be limited to the aggregate of the eligible dividends received by the Portfolio. In addition, the Portfolio must meet certain holding period requirements with respect to the shares on which the Portfolio received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Portfolio shares. Dividends of net investment income and dividends of short-term capital gains generally will be taxable to a Participating Insurance Company or Eligible Plan at ordinary income rates. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

The tax rate on distributions of net capital gain will be based on how long the Portfolio held a particular asset, not on how long the shareholders have owned their shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Portfolio for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


A shareholder who buys shares just before a distribution will pay tax on the entire amount of the taxable distribution received, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Portfolio will send each shareholder a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

Any shareholder for whom the Portfolio does not have a valid Taxpayer Identification Number may be subject to backup withholding.

TAX CONSEQUENCES TO POLICY OWNERS AND ELIGIBLE PLAN PARTICIPANTS

Distributions will be taxable to the separate accounts of the Participating Insurance Companies or Eligible Plans, not the contract holders or plan participants. For the Federal income tax consequences to Policy owners and Eligible Plan participants, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor's tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.


AVAILABILITY OF PROXY VOTING RECORD
The trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Portfolio's website at www.__________.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each Portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified complete schedule of its Portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its Portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www.__________.com and on the SEC's website at www.sec.gov.

The Portfolio's top ten holdings and other related information, including statistical information about various financial characteristics of the Portfolio, as of the last day of each month and each calendar quarter are posted on the Portfolio's website at www.__________.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request Portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

                                                    YEAR         YEAR         YEAR         YEAR         YEAR
                                                   ENDED        ENDED        ENDED        ENDED        ENDED
                                                12/31/03     12/31/02     12/31/01     12/31/00     12/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period            $  10.34     $  13.22     $  14.38     $  16.73     $  11.86
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                   (0.06)           -+        0.03         0.03            -+
    Net gains or losses on securities
    (both realized and unrealized)                  3.78        (2.86)       (1.18)       (1.93)        5.23
------------------------------------------------------------------------------------------------------------
    Total from investment operations                3.72        (2.86)       (1.15)       (1.90)        5.23
------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income               -         0.02         0.01         0.02         0.01
    Distributions from capital gains                   -            -            -         0.43         0.35
------------------------------------------------------------------------------------------------------------
    Total distributions                                -         0.02         0.01         0.45         0.36
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $  14.06     $  10.34     $  13.22     $  14.38     $  16.73
------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       35.98%      (21.65%)      (8.03%)     (11.32%)      44.39%
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)    $ 52,215     $ 37,711     $ 43,229     $ 32,978     $ 16,425
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                    1.15%        1.15%        1.15%        1.15%        1.15%
    Net investment income (loss)                   (0.53%)       0.05%        0.26%        0.30%        0.07%
    Expenses without reimbursements
    and earnings credits                            1.15%        1.16%        1.15%        1.32%        2.57%
    Net investment income (loss)
    without reimbursements and
    earnings credits                               (0.53%)       0.04%        0.26%        0.13%       (1.35%)
PORTFOLIO TURNOVER RATE                               60%         162%          91%         105%         121%
------------------------------------------------------------------------------------------------------------

+ Amount is less than $0.005.

HOW TO REACH US

MORE INFORMATION
For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Portfolio's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www._______________.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090

E-MAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-08212.


(C) JPMorgan Chase & Co. All Rights Reserved. April 2005.

PR-SCP-405


                                                [JPMORGAN ASSET MANAGEMENT LOGO]

PROSPECTUS APRIL __, 2005

J.P. MORGAN
SERIES
TRUST II
INTERNATIONAL EQUITY PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


International Equity Portfolio                                                 1

The Portfolio's Management and Administration                                  7

How Your Account Works                                                         8

    Buying Portfolio Shares                                                    8

    Selling Portfolio Shares                                                   8

    Distributions and Taxes                                                    9

    Availability of Proxy Voting Record                                       10

    Portfolio Holdings Disclosure                                             10

Financial Highlights                                                          12

How To Reach Us                                                       BACK COVER


This Portfolio is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Portfolio. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Portfolio assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). The investment objective and policies of the Portfolio may be similar to other funds/portfolios managed or advised by J.P. Morgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund/portfolio.

JPMORGAN
  INTERNATIONAL EQUITY PORTFOLIO

THE PORTFOLIO'S OBJECTIVE
The Portfolio seeks to provide high total return from a portfolio of equity securities of foreign companies.

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Portfolio will invest at least 80% of the value of its Assets in equity investments. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Portfolio will primarily invest in foreign companies of various sizes, including foreign subsidiaries of U.S. companies.


Equity securities in which the Portfolio can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and rights and warrants to buy common stocks. These investments may take the form of depositary receipts.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of Portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio's income or gain.

The Portfolio may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it may invest.

While the Portfolio invests primarily in equity securities, it may also invest in investment-grade debt securities. Investment-grade means a rating in the four highest categories by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch) or the equivalent by another national rating organization, or securities that are unrated, but are deemed by the adviser, to be of comparable quality. No more than 20% of the Portfolio's Assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 20% of the Portfolio's Assets will be invested in debt securities issued by a foreign government or international organization, such as the World Bank.

Under normal market conditions it may invest up to 20% of its Assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets during adverse market, economic or other conditions, the Portfolio may invest any amount of its assets in these instruments.

The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


Where the capital markets in certain countries are either less developed or not easy to access, the Portfolio may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.


The Portfolio's Board of Trustees may change any of these investment policies (not including its investment objective) without shareholder approval. The Portfolio will give 60 days' written notice of any change in a non-fundamental investment policy.


The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

-  There is no assurance that the Portfolio will meet its investment objective.

-  The Portfolio does not represent a complete investment program.

INVESTMENT PROCESS

In managing the Portfolio, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), seeks to diversify the Portfolio's investments by investing in at least three different issuers in other countries other than the United States. However, the Portfolio may invest a substantial part of its assets in just one country.

The Portfolio intends to invest in companies (or governments) in the Far East (including Japan, Hong Kong, Singapore and Malaysia), Western Europe (including the United Kingdom, Germany, the Netherlands, France, Switzerland, Italy, Scandinavia and Spain), Australia, Canada and other countries or areas that the adviser may select from time to time. A substantial part of the Portfolio's assets may be invested in U.S. companies based in countries that are represented in the Morgan Stanley Capital International (MSCI), Europe, Australasia and Far East (EAFE) Index. However, the Portfolio may also invest in companies or governments in emerging markets.


The Portfolio uses a three-step bottom-up, stock-picking process. First, regional, locally based analysts rank securities within their regions based on primary research conducted by the analysts. Second, all positively ranked stocks filter up to a group of global sector analysts, who rank the stocks globally. Finally, all securities ranked positively by the local analysts and global sector analysts are considered by a group of senior portfolio managers who construct a diversified and risk managed portfolio.


The adviser may adjust the Portfolio's exposure to each currency based on its view of the markets and issuers. The adviser will decide how much to invest in the securities of a particular country or currency by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. The adviser may increase or decrease the emphasis on a type of security, sector, country or currency, based on its analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, sector growth, credit quality and interest rate trends. The Portfolio may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.


Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

THE PORTFOLIO'S MAIN INVESTMENT RISKS

All variable annuity portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.


The Portfolio may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will fluctuate in response to movements in international markets. Portfolio performance will also depend on the effectiveness of the adviser's research, as well as its stock picking and currency management decisions.

Because the Portfolio invests primarily in securities of issuers outside the United States, an investment in the Portfolio is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Portfolio's investments may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Portfolio's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities.

The Portfolio's investments in emerging markets could lead to more volatility in the value of the Portfolio's shares. As mentioned above, the normal risks of investing in foreign countries increase when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Portfolio may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a portfolio which does not invest in small companies. Small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.


Securities rated in the lowest investment grade category by Moody's, S&P, Fitch, or the equivalent by another national rating organization, or securities that are unrated but are deemed by the adviser to be of comparable quality, may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Portfolio invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.


The Portfolio's mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Because of the sensitivity of the Portfolio's mortgage-related securities to changes in interest rates, the performance of the Portfolio may be more volatile than if it did not hold these securities.

Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.


If the Portfolio invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including where the Portfolio is investing for temporary defensive purposes, it could reduce the Portfolio's potential returns.

The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio's returns.

In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio's potential for loss.


If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss.

The Portfolio may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in relevant regions are declining and prices of these securities may fall more rapidly than those of other securities.

THE PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record with respect to the Portfolio's shares. The bar chart shows how the performance of the Portfolio's shares has varied from year-to-year over the past ten calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the MSCI EAFE Index, a broad-based securities market index, and the Lipper Variable Annuity International Funds Average, a broad-based index.


Past performance is not necessarily an indication of how the Portfolio will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provided services to the Portfolio in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


Performance information of the Portfolio should not be compared with other portfolios that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. These rates will reflect the deduction of mortality and expense risk charges and will therefore be lower. Policy holders should consult the applicable prospectus for their contract or policy.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1995      32.91%
1996      21.74%
1997      22.50%
1998      -5.51%
1999      44.39%
2000     -11.32%
2001      -8.03%
2002     -21.65%
2003      35.98%
2004      18.37%

BEST QUARTER 4th quarter, 1998      21.06%
WORST QUARTER 3rd quarter, 2002    -20.84%

(1)  The Portfolio's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                                PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
----------------------------------------------------------------------------------------------------------
JPMORGAN INTERNATIONAL EQUITY PORTFOLIO                               18.37          (2.71)           5.28

MSCI EAFE INDEX(3)                                                    20.25          (1.13)           6.09

LIPPER VARIABLE ANNUITY INTERNATIONAL FUNDS AVERAGE(3)                18.25          (2.27)           7.04


(1)  See footnote on previous page.

(2) The Portfolio commenced operations on 1/3/95. Performance for the indexes is from 1/31/95.

(3)  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR PORTFOLIO SHARES
The expenses of Portfolio Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


MANAGEMENT FEES                                                               0.60
DISTRIBUTION (RULE 12b-1) FEES                                                NONE
SHAREHOLDER SERVICE FEES                                                      NONE
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES
FEE WAIVERS AND EXPENSE REIMBURSEMENTS(2)

NET EXPENSES(2)                                                               1.20


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's Shares (excluding interest, taxes and extraordinary expenses) exceed 1.20% of its average daily net assets through 4/30/06. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Portfolio Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and


-  net expenses through 4/30/06 and total annual operating expenses thereafter.


This example is for comparison only; the actual returns of Portfolio Shares and your actual costs may be higher or lower.


                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)


The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable annuity contracts or qualified plans in the Portfolio. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

THE PORTFOLIO'S MANAGEMENT
  AND ADMINISTRATION


The International Equity Portfolio is a series of J.P. Morgan Series Trust II, a Delaware business trust. The trustees are responsible for overseeing all business activities of the Portfolio.


THE PORTFOLIO'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/04, the adviser received the following fees for advisory services:


ADVISORY SERVICES      0.60% OF THE PORTFOLIO'S
                       AVERAGE DAILY NET ASSETS*


* During the most recent fiscal year ended 12/31/04, the adviser waived 0.36% of this fee.


THE PORTFOLIO MANAGERS

The Portfolio management team is led by James Fisher, a Managing Director of JPMIM. Mr. Fisher is the Director-in-charge of EAFE Funds. He has worked for JPMIM or one of its affiliates since 1985 and has held numerous investment roles. Mr. Fisher and Thomas Murray, a Vice President at JPMIM, manage the Portfolio. Mr. Murray is a global sector specialist and has worked for JPMIM or one of its affiliates since 1996.

The Portfolio's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Portfolio securities.


THE PORTFOLIO'S ADMINISTRATOR

On February 19, 2005, JPMorgan Funds Management, Inc. replaced JPMorgan Chase Bank as the administrator to the Portfolio. JPMorgan Funds Management, Inc. provides administrative, shareholder and certain financial services and oversees the Portfolio's other service providers.

During the most recent fiscal year ended 12/31/04, JPMorgan Chase Bank, the Portfolio's administrator during that period, received the following fees for administrative and shareholder services:


ADMINISTRATIVE SERVICES   0.60% OF THE PORTFOLIO'S
                          AVERAGE DAILY NET ASSETS*


* Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, it will reimburse the Portfolio for the excess.

Beginning February 19, 2005, these fees are payable to JPMorgan Funds Management, Inc. at the same rate.

JPMorgan Funds Management, Inc. may enter into services agreements with participating insurance companies under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.


THE PORTFOLIO'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (JPMDS) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and JPMorgan Funds Management, Inc.

HOW YOUR
  ACCOUNT WORKS

BUYING PORTFOLIO SHARES
Portfolio shares are offered only to separate accounts of Participating Insurance Companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about buying Portfolio shares.


The price for Portfolio shares is the Portfolio's net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase orders from separate accounts received in proper form by the Participating Insurance Company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order and federal funds in the net amount of such order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

The market value of the Portfolio's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

Federal law requires a Portfolio to obtain, verify and record an accountholder's name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the accountholder's identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder's identity. If the Portfolio is unable to verify the accountholder's identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the accountholder.


SELLING PORTFOLIO SHARES
Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemption orders from separate accounts received in proper form by the Participating Insurance Company or Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about selling Portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term shareholders, disrupt Portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any portfolio, these risks may be higher for portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small-cap securities), such as international, global or emerging market funds or small-cap funds. For example, when a portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the portfolio calculates its net asset value. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive.

The Portfolio's Board of Trustees has adopted policies and procedures to identify market timers.

Market timers may disrupt Portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract, the Portfolio is not able to identify market timing transactions by individual variable insurance contract holders. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company's administrative policies; these restrictions will vary from variable insurance contract to variable insurance contract. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts, and there can be no assurances that the Portfolio will be able to do so. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.


DISTRIBUTIONS AND TAXES
The Portfolio can earn income and it can realize capital gain. The Portfolio deducts any expenses and then pays out these earnings to shareholders as distributions.

The Portfolio generally declares and pays any distributions at least annually. Distributions will be reinvested in the Portfolio unless instructed otherwise by a Participating Insurance Company or Eligible Plan.

TAX CONSEQUENCES TO PARTICIPATING INSURANCE COMPANIES OR ELIGIBLE PLANS


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Portfolio will generally be limited to the aggregate of the eligible dividends received by the Portfolio. In addition, the Portfolio must meet certain holding period requirements with respect to the shares on which the Portfolio received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Portfolio shares. Dividends of net investment income and dividends of short-term capital gains generally will be taxable to a Participating Insurance Company or Eligible Plan at ordinary income rates. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

The tax rate on distributions of net capital gain will be based on how long the Portfolio held a particular asset, not on how long the shareholders have owned their shares. Capital gain of a non-corporate

U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Portfolio for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


A shareholder who buys shares just before a distribution will pay tax on the entire amount of the taxable distribution received, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Portfolio will send each shareholder a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

Any shareholder for whom the Portfolio does not have a valid Taxpayer Identification Number may be subject to backup withholding.

TAX CONSEQUENCES TO POLICY OWNERS AND ELIGIBLE PLAN PARTICIPANTS

Distributions will be taxable to the separate accounts of the Participating Insurance Companies or Eligible Plans, not the contract holders or plan participants. For the Federal income tax consequences to Policy owners and Eligible Plan participants, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor's tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.


AVAILABILITY OF PROXY VOTING RECORD
The trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Portfolio's website at www.________________.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each Portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified complete schedule of its Portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its Portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www.________________.com and on the SEC's website at www.sec.gov.

The Portfolio's top ten holdings and other related information, including statistical information about various financial characteristics of the Portfolio, as of the last day of each month and each calendar quarter are posted on the Portfolio's website at www.________________.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request Portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES
None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.



                                                          YEAR         YEAR         YEAR         YEAR         YEAR
                                                         ENDED        ENDED        ENDED        ENDED        ENDED
                                                      12/31/03     12/31/02     12/31/01     12/31/00     12/31/99
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $    7.20    $    8.85    $   11.35    $   13.83    $   10.52
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income                                 0.03         0.08         0.09        (0.01)        0.11
    Net gains or losses on securities
    (both realized and unrealized)                        2.28        (1.69)       (2.24)       (2.18)        3.71
------------------------------------------------------------------------------------------------------------------
    Total from investment operations                      2.31        (1.61)       (2.15)       (2.19)        3.82
------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
    Dividends from net investment income                  0.06         0.04         0.09         0.04         0.11
    Distributions from capital gains                        --           --         0.26         0.25         0.40
------------------------------------------------------------------------------------------------------------------
    Total distributions                                   0.06         0.04         0.35         0.29         0.51
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $    9.45    $    7.20    $    8.85    $   11.35    $   13.83
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             32.44%      (18.31%)     (19.14%)     (15.84%)      36.66%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)         $  44,708    $  20,292    $  24,859    $  27,780    $  22,304
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
    Net expenses                                          1.20%        1.20%        1.20%        1.20%        1.20%
    Net investment income                                 0.69%        1.04%        0.88%        0.65%        0.85%
    Expenses without waivers,
    reimbursements and earnings credits                   1.56%        1.52%        1.40%        1.73%        1.98%
    Net investment income without
    waivers, reimbursements and
    earnings credits                                      0.33%        0.72%        0.68%        0.12%        0.07%
PORTFOLIO TURNOVER RATE                                    123%          86%          82%          88%          66%

HOW TO REACH US

MORE INFORMATION
For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Portfolio's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.______________.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090

E-MAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-08212.


(C) JPMorgan Chase & Co. All Rights Reserved. April 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-IEP-405

PROSPECTUS APRIL __, 2005

J.P. MORGAN
SERIES
TRUST II

U.S. LARGE CAP CORE EQUITY PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSSET MANAGEMENT LOGO]

CONTENTS


U.S. Large Cap Core Equity Portfolio                    1

The Portfolio's Management and Administration           7

How Your Account Works                                  8

    Buying Portfolio Shares                             8

    Selling Portfolio Shares                            8

    Distributions and Taxes                             9

    Availability of Proxy Voting Record                10

    Portfolio Holdings Disclosure                      10

Financial Highlights                                   12

How To Reach Us                                BACK COVER


The Portfolio is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Portfolio. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Portfolio assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). The investment objective and policies of the Portfolio may be similar to other funds/portfolios managed or advised by J.P. Morgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund/portfolio.

JPMorgan
  U.S. Large Cap Core
  Equity Portfolio

THE PORTFOLIO'S OBJECTIVE
The Portfolio seeks to provide high total return from a portfolio of selected equity securities.

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity investments of large-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Large-cap companies have a market capitalization over $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Portfolio's weightings are similar to those of the S&P 500. The Portfolio seeks to maintain sector weightings within +/-3% of the S&P 500.


Equity securities may include common stocks, preferred stocks, convertible securities and depositary receipts.


Derivatives, which are investments that have a value based on another investment, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets. The Portfolio may use derivatives to hedge various investments, for risk management and to increase the Portfolio's income or gain.

The Portfolio may invest any portion of its Assets, which are not invested in equity securities, in high-quality money market instruments and repurchase agreements.


Within each sector, the Portfolio employs an active management style, overweighting stocks that are ranked as undervalued while underweighting or not holding stocks that appear overvalued. (The process used to rank stocks according to their relative valuations is described under "Investment Process"). This disciplined investment process results in a Portfolio of between 50-60 securities.

By holding between 50-60 securities, with an emphasis on those that appear undervalued, while generally aligning its sector weightings with those of its benchmark, the Portfolio seeks returns that exceed those of the S&P 500 over the long term with a controlled level of volatility.

The Portfolio may invest in shares of exchange-traded funds (ETFs), affiliated money market funds and other investment companies. An ETF is a registered investment company that seeks to track the performance of a particular market index. These indexes include not only broad-market indexes but more specific indexes as well, including those relating to particular sectors, markets, regions or industries.

The Portfolio may invest in mortgage-related securities issued by governmental entities and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.

The Portfolio's Board of Trustees may change any of these investment policies (not including its investment objective) without shareholder approval. The Portfolio will give 60 days' written notice of any change in a non-fundamental investment policy.

The Portfolio is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

-  There is no assurance that the Portfolio will meet its investment objective.

-  The Portfolio does not represent a complete investment program.

INVESTMENT PROCESS
In managing the Portfolio, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at a company's prospects over a relatively long period-often as much as five years-rather than focusing on near term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.

On behalf of the Portfolio, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

THE PORTFOLIO'S MAIN INVESTMENT RISKS
All variable annuity portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some of the specific risks of investing in the Portfolio.

The Portfolio may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Portfolio will be influenced by conditions in stock markets as well as the performance of companies selected for the Portfolio.

To the extent the Portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information.

The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio's returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio's potential for loss.

The Portfolio's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Portfolio's mortgage-related securities to changes in interest rates, the performance and duration of the Portfolio may be more volatile than if it did not hold these securities.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

If the Portfolio invests in shares of another investment company, shareholders would bear not only their proportionate share of the Portfolio's expenses, but also similar expenses of the investment company. The price movement of an investment company that is an ETF may not track the underlying index, market, sector, regions or industries and may result in a loss.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. Although the Portfolio would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in stock prices.

THE PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record with respect to the Portfolio's shares. The bar chart shows how the performance of the Portfolio's shares has varied from year-to-year over the past ten calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Variable Annuity Large Cap Core Funds Average, a broad-based index.


Past performance is not necessarily an indication of how the Portfolio will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provided services to the Portfolio in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


Performance information of the Portfolio should not be compared with other portfolios that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. These rates will reflect the deduction of mortality and expense risk charges and will therefore be lower. Policy holders should consult the applicable prospectus for their contract or policy.

YEAR-BY-YEAR RETURNS(1)

1995        33.91%
1996        21.14%
1997        27.50%
1998        23.28%
1999        18.54%
2000       -10.98%
2001       -11.91%
2002       -24.62%
2003        28.14%
2004         9.49%

BEST QUARTER 4th quarter, 1998     20.73%
WORST QUARTER 3rd quarter,2002    -17.80%


(1)  The Portfolio's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                         PAST 1 YEAR      PAST 5 YEARS        PAST 10 YEARS
                                                         -----------      ------------        -------------
JPMORGAN U.S. LARGE CAP CORE EQUITY PORTFOLIO               9.49               (3.67)                 9.63

S&P 500 INDEX(3)                                           10.88               (2.30)                11.89

LIPPER VARIABLE ANNUITY LARGE CAP CORE FUNDS AVERAGE(3)     8.57               (2.92)                 9.54


(1)  See footnote on previous page.

(2) The Portfolio commenced operations on 1/3/95. Performance for the indexes is as of 1/31/95.

(3)  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR PORTFOLIO SHARES
The expenses of Portfolio Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)


MANAGEMENT FEES                                          0.35
DISTRIBUTION (RULE 12b-1) FEES                           NONE
SHAREHOLDER SERVICE FEES                                 NONE
OTHER EXPENSES(1)
TOTAL ANNUAL OPERATING EXPENSES(2)


(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's Shares (excluding interest, taxes and extraordinary expenses) exceed 0.85% of its average daily net assets through 4/30/06. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Portfolio Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses of 0.85%.

This example is for comparison only; the actual returns of Portfolio Shares and your actual costs may be higher or lower.


                                          1 YEAR             3 YEARS             5 YEARS             10 YEARS
                                      -------------      --------------      --------------      ----------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)


The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable annuity contracts or qualified plans in the Portfolio. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

THE PORTFOLIO'S MANAGEMENT
AND ADMINISTRATION


The U.S. Large Cap Core Equity Portfolio is a series of J.P. Morgan Series Trust II, a Delaware business trust. The trustees are responsible for overseeing all business activities of the Portfolio.


THE PORTFOLIO'S INVESTMENT ADVISER


JPMIM is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/04, the adviser received the following fees for advisory services:

     ADVISORY SERVICES       0.35% OF THE PORTFOLIO'S
                             AVERAGE DAILY NET ASSETS

THE PORTFOLIO MANAGERS


The Portfolio management team is led by David Silberman, Managing Director of JPMIM, and Louise Sclafani, Managing Director of JPMIM. Mr. Silberman has been an employee since 1989 and manages core U.S. Large Cap equity strategies. Ms. Sclafani has been at JPMorgan Chase (or one of its predecessors) since 1994.

The Portfolio's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Portfolio securities.


THE PORTFOLIO'S ADMINISTRATOR


On February 19, 2005, JPMorgan Funds Management, Inc. replaced JPMorgan Chase Bank as the administrator to the Portfolio. JPMorgan Funds Management, Inc. provides administrative, shareholder and certain financial services and oversees the Portfolio's other service providers.

During the most recent fiscal year ended 12/31/04, JPMorgan Chase Bank, the Portfolio's administrator during that period, received the following fees for administrative and shareholder services:

   ADMINISTRATIVE SERVICES   0.50% OF THE PORTFOLIO'S
                             AVERAGE DAILY NET ASSETS*


* Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, it will reimburse the Portfolio for the excess.

Beginning February 19, 2005, these fees are payable to JPMorgan Funds Management, Inc. at the same rate.

JPMorgan Funds Management, Inc. may enter into services agreements with participating insurance companies under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.


THE PORTFOLIO'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (JPMDS) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and JPMorgan Funds Management, Inc.

HOW YOUR
  ACCOUNT WORKS

BUYING PORTFOLIO SHARES
Portfolio shares are offered only to separate accounts of Participating Insurance Companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company, and Eligible Plan participants should consult the Plan's administrator or trustee, for more information about buying Portfolio shares.


The price for Portfolio shares is the Portfolio's net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase orders from separate accounts received in proper form by the Participating Insurance Company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order and federal funds in the net amount of such order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

The market value of the Portfolio's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

Federal law requires a Portfolio to obtain, verify and record an accountholder's name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the accountholder's identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder's identity. If a Portfolio is unable to verify the accountholder's identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.


SELLING PORTFOLIO SHARES
Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemption orders from separate accounts received in proper form by the Participating Insurance Company or Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about selling Portfolio shares.

ABUSIVE TRADING


The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term shareholders, disrupt Portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any portfolio, these risks may be higher for portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small-cap securities), such as international, global or emerging market funds or small-cap funds. For example, when a portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the portfolio calculates its net asset value. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive.

The Portfolio's Board of Trustees has adopted policies and procedures to identify market timers.

Market timers may disrupt Portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract, the Portfolio is not able to identify market timing transactions by individual variable insurance contract holders. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company's administrative policies; these restrictions will vary from variable insurance contract to variable insurance contract. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts, and there can be no assurances that the Portfolio will be able to do so. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.


DISTRIBUTIONS AND TAXES

The Portfolio can earn income and it can realize capital gain. The Portfolio deducts any expenses and then pays out these earnings to shareholders as distributions.

The Portfolio generally declares and pays any distributions at least annually. Distributions will be reinvested in the Portfolio unless instructed otherwise by a Participating Insurance Company or Eligible Plan.

TAX CONSEQUENCES TO PARTICIPATING INSURANCE COMPANIES OR ELIGIBLE PLANS


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Portfolio will generally be limited to the aggregate of the eligible dividends received by the Portfolio. In addition, the Portfolio must meet certain holding period requirements with respect to the shares on which the Portfolio received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Portfolio shares. Dividends of net investment income and dividends of short-term capital gains generally will be taxable to a Participating Insurance Company or Eligible Plan at ordinary income rates. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

The tax rate on distributions of net capital gain will be based on how long the Portfolio held a particular asset, not on how long the shareholders have owned their shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Portfolio for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


A shareholder who buys shares just before a distribution will pay tax on the entire amount of the taxable distribution received, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Portfolio will send each shareholder a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

Any shareholder for whom the Portfolio does not have a valid Taxpayer Identification Number may be subject to backup withholding.

TAX CONSEQUENCES TO POLICY OWNERS AND ELIGIBLE PLAN PARTICIPANTS

Distributions will be taxable to the separate accounts of the Participating Insurance Companies or Eligible Plans, not the contract holders or plan participants. For the Federal income tax consequences to Policy owners and Eligible Plan participants, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor's tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.


AVAILABILITY OF PROXY VOTING RECORD
The trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Portfolio's website at www._____________.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each Portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified complete schedule of its Portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its Portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www._____________.com and on the SEC's website at www.sec.gov.

The Portfolio's top ten holdings and other related information, including statistical information about various financial characteristics of the Portfolio, as of the last day of each month and each calendar quarter are posted on the Portfolio's website at www._____________.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request Portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

                                                    Year          Year           Year           Year           Year
                                                   Ended         Ended          Ended          Ended          Ended
                                                  12/31/03      12/31/02       12/31/01       12/31/00       12/31/99
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period             $     9.84    $    13.06     $    14.90     $    17.35     $    15.84
----------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

    Net investment income                              0.10          0.08           0.06           0.07           0.09
    Net gains or losses on securities
    (both realized and unrealized)                     2.65         (3.29)         (1.83)         (1.93)          2.80
======================================================================================================================
    Total from investment operations                   2.75         (3.21)         (1.77)         (1.86)          2.89
======================================================================================================================
LESS DISTRIBUTIONS:

    Dividends from net investment income               0.08          0.01           0.07           0.10           0.06
    Distributions from capital gains                     --            --             --           0.49           1.32
======================================================================================================================
    Total distributions                                0.08          0.01           0.07           0.59           1.38
======================================================================================================================
Net asset value, end of period                   $    12.51    $     9.84     $    13.06     $    14.90     $    17.35
======================================================================================================================
TOTAL RETURN                                          28.14%       (24.62%)       (11.91%)       (10.98%)        18.54%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (in thousands)     $   51,208    $   42,713     $   62,344     $   55,793     $   39,484
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

    Net expenses                                       0.85%         0.85%          0.85%          0.85%          0.87%
----------------------------------------------------------------------------------------------------------------------
    Net investment income                              0.89%         0.67%          0.48%          0.57%          0.74%
----------------------------------------------------------------------------------------------------------------------
    Expenses without reimbursements
    and earnings credits                               0.85%         0.85%          0.85%          0.85%          0.87%
----------------------------------------------------------------------------------------------------------------------
    Net investment income without
    reimbursements and earnings credits                0.89%         0.67%          0.48%          0.57%          0.74%
----------------------------------------------------------------------------------------------------------------------

PORTFOLIO TURNOVER RATE                                  86%           67%            52%            64%           104%
======================================================================================================================

HOW TO REACH US

MORE INFORMATION
For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Portfolio's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:
JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.______________.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-08212.


(C)JPMorgan Chase & Co. All Rights Reserved. April 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-USLCCEP-405

PROSPECTUS APRIL __, 2005

J.P. MORGAN SERIES TRUST II

BOND PORTFOLIO

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN ASSET MANAGEMENT LOGO]

CONTENTS


Bond Portfolio                                          1

The Portfolio's Management and Administration           7

How Your Account Works                                  8

    Buying Portfolio Shares                             8

    Selling Portfolio Shares                            8

    Distributions and Taxes                             9

    Availability of Proxy Voting Record                10

    Portfolio Holdings Disclosure                      10

Financial Highlights                                   12

How To Reach Us                                BACK COVER


The Portfolio is intended to be a funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies" and, together with VA contracts, "Policies") offered by the separate accounts of Participating Insurance Companies. Individuals may not purchase shares directly from the Portfolio. The Policies are described in the separate prospectuses issued by the Participating Insurance Companies over which the Portfolio assumes no responsibility. Portfolio shares also are offered to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). The investment objective and policies of the Portfolio may be similar to other funds/portfolios managed or advised by J.P. Morgan Investment Management Inc. and its affiliates. However, the investment results of the Portfolio may be higher or lower than, and there is no guarantee that the investment results of the Portfolio will be comparable to, any other JPMorgan fund/portfolio.

JPMORGAN
  BOND PORTFOLIO

THE PORTFOLIO'S OBJECTIVE
The Portfolio seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE PORTFOLIO'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Portfolio invests at least 80% of its Assets in debt investments, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. "Assets" means net assets, plus the amount of borrowings for investment purposes. These securities may be of any maturity, but under normal market conditions the management team will keep the Portfolio's duration within one year of that of the Lehman Aggregate Bond Index (currently about four years).

Derivatives, which are investments that have a value based on another investment, exchange rate or index, may also be used as substitutes for securities in which the Portfolio can invest. The Portfolio may use futures contracts, options, swaps and other derivatives to help manage duration, sector and yield curve exposure and credit and spread volatility. The Portfolio may use derivatives to hedge various investments and for risk management.


The Portfolio may invest up to 20% of its total assets in debt securities denominated in foreign currencies, and may invest without limitation in U.S. dollar-denominated securities of foreign issuers. The Portfolio typically hedges its non-dollar investments back to the U.S. dollar.

At least 75% of Assets must be invested in securities that, at the time of purchase, are rated investment-grade by Moody's Investors Service, Inc. (Moody's), Standard & Poor's Corporation (S&P) or Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% of Assets invested in securities rated A or better. No more than 25% of Assets may be invested in securities rated B or BB (junk bonds). It may also invest in securities that are unrated but are deemed by the adviser to be of comparable quality.


The Portfolio may invest in mortgage-related securities issued by governmental entities, certain issuers identified with the U.S. government and private issuers. These may include investments in collateralized mortgage obligations and principal-only and interest-only stripped mortgage-backed securities.


The Portfolio may enter into "dollar-rolls," in which the Portfolio sells mortgage-backed securities and at the same time contracts to buy back very similar securities on a future date.

The Portfolio may also invest in high-quality, short-term money market instruments and repurchase agreements.

The Portfolio may invest in shares of other investment companies, including shares of affiliated money market funds.

The Portfolio's Board of Trustees may change any of these investment policies (not including its investment objective) without shareholder approval. The Portfolio will give 60 days' written notice of any change in a non-fundamental investment policy.


The Portfolio is diversified as defined in the Investment Company Act of 1940.


BEFORE YOU INVEST

Investors considering the Portfolio should understand that:

-  There is no assurance that the Portfolio will meet its investment objective.

-  The Portfolio does not represent a complete investment program.

INVESTMENT PROCESS
In managing the Portfolio, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets frequently, analyzing the fundamentals of a broad range of sectors in which the Portfolio may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed-income traders, the adviser makes buy and sell decisions according to the Portfolio's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Portfolio's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a portfolio, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A Portfolio's duration is generally shorter than a Portfolio's average maturity because the maturity of a security only measures the time until final payment is due. The Portfolio's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Portfolio's benchmark. The strategists closely monitor the Portfolio and make tactical adjustments as necessary.


Investments in the Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Portfolio's share price is lower than when you invested.

THE PORTFOLIO'S MAIN INVESTMENT RISKS

All variable annuity portfolios carry a certain amount of risk. You may lose money on your investment in the Portfolio. Here are some specific risks of investing in the Portfolio.


The Portfolio may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Portfolio's share price and total return will vary in response to changes in interest rates. How well the Portfolio's performance compares to that of similar income funds will depend on the success of the investment process.


To the extent that the Portfolio seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.


The Portfolio's asset-backed and mortgage-backed investments involve risk of loss due to prepayments that occur earlier or later than expected and, like any bond, due to default. Some asset-backed securities may have additional risk because they may receive little or no collateral protection from the underlying assets. Because of the sensitivity of the Portfolio's mortgage-related securities to changes in interest rates, the performance and duration of the Portfolio may be more volatile than if it did not hold these securities.


Indebtedness of certain issuers identified with the U.S. government whose securities may be held by the Portfolio, including the well-known Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac), is not entitled to the full faith and credit of the United States and is thus subject to the risk of default in the payment of interest and/or principal like the indebtedness of private issuers.


Collateralized mortgage obligations are issued in multiple classes, and each class may have its own interest rate and/or final payment date. A class with an earlier final payment date may have certain preferences in receiving principal payments or earning interest. As a result, the value of some classes in which the Portfolio invests may be more volatile and may be subject to higher risk of nonpayment.

The value of interest-only and principal-only mortgage-backed securities are more volatile than other types of mortgage-related securities. They are very sensitive not only to changes in interest rates, but also to the rate of prepayments. A rapid or unexpected increase in prepayments can significantly depress the price of interest-only securities, while a rapid or unexpected decrease could have the same effect on principal-only securities. In addition, these instruments may be illiquid.

                                                        PROSPECTUS APRIL -- 2005

Dollar-rolls, forward commitments and repurchase agreements involve some risk to the Portfolio if the other party does not live up to its obligation under the agreement.

The Portfolio may engage in active and frequent trading leading to increased portfolio turnover and the possibility of increased capital gains.

To the extent the Portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

Under adverse market conditions, the Portfolio could invest some or all of its assets in money market securities. Although the Portfolio would do this to avoid losses, it could have the effect of reducing the benefit from any upswing in bond prices.


The Portfolio may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Portfolio's original investment. The use of derivatives for hedging purposes may not be successful, resulting in losses to the Portfolio, and the cost of hedging may reduce the Portfolio's returns. In addition, the Portfolio may use derivatives for non-hedging purposes which increases the Portfolio's potential for loss.

THE PORTFOLIO'S PAST PERFORMANCE

This section shows the Portfolio's performance record with respect to the Portfolio's shares. The bar chart shows how the performance of the Portfolio's shares has varied from year-to-year over the past ten calendar years. This provides some indication of the risks of investing in the Portfolio. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Lehman Aggregate Bond Index, a broad-based securities market index, and the Lipper Variable Annuity Corporate Debt Funds A-Rated Average, a broad-based index.


Past performance is not necessarily an indication of how the Portfolio will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Portfolio. Some of the companies that provide services to the Portfolio in the past have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

Performance information of the Portfolio should not be compared with other portfolios that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under their VA contracts or VLI policies. These rates will reflect the deduction of mortality and expense risk charges and will therefore be lower. Policy holders should consult the applicable prospectus for their contract or policy.

[CHART]

YEAR-BY-YEAR RETURNS(1)

     1995      16.85%
     1996       2.09%
     1997       9.38%
     1998       8.01%
     1999      -1.13%
     2000      10.54%
     2001       6.92%
     2002       8.80%
     2003       3.72%
     2004       4.29%


BEST QUARTER 1st quarter, 1995            6.18%
WORST QUARTER 2nd quarter, 2004          -2.86%


(1)  The Portfolio's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME FOR PERIODS ENDED DECEMBER 31, 2004(1),(2)



                                                                PAST 1 YEAR    PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------------
JPMORGAN BOND PORTFOLIO                                                4.29            6.84            6.85

LEHMAN AGGREGATE BOND INDEX(3)                                         4.34            7.71            7.72

LIPPER VARIABLE ANNUITY CORPORATE DEBT FUNDS A-RATE AVERAGE(3)         4.22            7.06            7.09


(1)  See footnote on previous page.

(2) The Portfolio commenced operations on 1/3/95. Performance for the indexes is as of 1/31/95.

(3)  Investors cannot invest directly in an index.

INVESTOR EXPENSES FOR PORTFOLIO SHARES
The expenses of Portfolio Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

MANAGEMENT FEES                                                     0.30
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            NONE
OTHER EXPENSES(1)

TOTAL ANNUAL OPERATING EXPENSES(2)

(1) "Other Expenses" are based on expenses incurred in the most recent fiscal year.


(2) Reflects a written agreement pursuant to which JPMorgan Chase Bank agrees that it will reimburse the Portfolio to the extent total annual operating expenses of the Portfolio's Shares (excluding interest, taxes and extraordinary expenses) exceed 0.75% of its average daily net assets through 4/30/06. In addition, the Portfolio's service providers may voluntarily waive or reimburse certain of their fees, as they may determine, from time to time.

EXAMPLE
The example below is intended to help you compare the cost of investing in Portfolio Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment,

-  5% return each year, and

-  total annual operating expenses of 0.75%.

This example is for comparison only; the actual returns of Portfolio Shares and your actual costs may be higher or lower.

                                          1 YEAR      3 YEARS      5 YEARS      10 YEARS
----------------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)

The expenses and example above do not reflect the deduction of any applicable charges or expenses related to the variable annuity contracts or qualified plans in the Portfolio. Investors should refer to the applicable separate account prospectus or qualified plan documents that accompany this prospectus for information pertaining to such contract charges and expenses.

THE PORTFOLIO'S MANAGEMENT
  AND ADMINISTRATION


The Bond Portfolio is a series of J.P. Morgan Series Trust II, a Delaware business trust. The trustees are responsible for overseeing all business activities of the Portfolio.


THE PORTFOLIO'S INVESTMENT ADVISER

JPMIM is the investment adviser to the Portfolio and makes the day-to-day investment decisions for the Portfolio. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year ended 12/31/04, the adviser received the following fees for advisory services:


     ADVISORY SERVICES       0.30% OF THE PORTFOLIO'S
                             AVERAGE DAILY NET ASSETS

THE PORTFOLIO MANAGERS

The Portfolio is managed by a team of individuals at JPMIM. This team is made up of , portfolio manager and , portfolio manager. [will provide history for the individuals.]

The Portfolio's Statement of Additional Information provides information about the other accounts managed by the lead portfolio managers, if any, the structure of their compensation and their ownership of Portfolio securities.


THE PORTFOLIO'S ADMINISTRATOR

On February 19, 2005, JPMorgan Funds Management, Inc. replaced JPMorgan Chase Bank as the administrator to the Portfolio. JPMorgan Funds Management, Inc. provides administrative, shareholder and certain financial services and oversees the Portfolio's other service providers.

During the most recent fiscal year ended 12/31/04, JPMorgan Chase Bank, the Portfolio's administrator during that period, received the following fees for administrative and shareholder services:


    ADMINISTRATIVE SERVICES    0.45% OF THE PORTFOLIO'S
                               AVERAGE DAILY NET ASSETS*


* Under the Administrative Services Agreement, the administrator is responsible for reimbursing the Portfolio for certain expenses usually incurred by the Portfolio, including dividend disbursing costs, custody fees, legal and accounting expenses and certain other expenses described in the Statement of Additional Information. The Portfolio will pay these expenses directly and these amounts will be deducted from the fees payable to the administrator. If these amounts are more than the fees payable to the administrator, it will reimburse the Portfolio for the excess.

Beginning February 19, 2005, these fees are payable to JPMorgan Funds Management, Inc. at the same rate.

JPMorgan Funds Management, Inc. may enter into services agreements with participating insurance companies under which it will pay a portion of its administrative services fees to such insurance companies for performing shareholder and administrative services.


THE PORTFOLIO'S DISTRIBUTOR

JPMorgan Distribution Services, Inc. (JPMDS) is the distributor for the Portfolio. JPMDS is an affiliate of JPMIM and JPMorgan Funds Management, Inc.

HOW YOUR
  ACCOUNT WORKS

BUYING PORTFOLIO SHARES
Portfolio shares are offered only to separate accounts of Participating Insurance Companies and Eligible Plans. Individuals may not purchase shares directly from the Portfolio. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company, and Eligible Plan participants should consult the Plan's administrator or trustee, for more information about buying Portfolio shares.


The price for Portfolio shares is the Portfolio's net asset value (NAV) per share, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase orders from separate accounts received in proper form by the Participating Insurance Company on a given business day or from Eligible Plans are priced at the NAV calculated on such day, provided that the order and federal funds in the net amount of such order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and federal funds.

The market value of the Portfolio's investments is determined primarily on the basis of readily available market quotations. Certain short-term securities are valued at amortized cost, which approximates market value. If market quotations are not readily available or if available market quotations are determined not to be reliable or if a security's value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company), but before the Portfolio's NAV is calculated, that security may be valued at its fair value in accordance with policies and procedures adopted by the Portfolio's Board of Trustees. A security's valuation may differ depending on the method used for determining value. In addition, the Portfolio has implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolio. The fair value pricing utilizes the quotations of an independent pricing service unless the adviser, in accordance with valuation procedures adopted by the Portfolio's Board of Trustees, determines that the market quotations do not accurately reflect the value of a security and determines that use of another fair valuation methodology is appropriate.

Federal law requires a Portfolio to obtain, verify and record an accountholder's name, principal place of business and Employer Identification Number or other government issued identification when opening an account. The Portfolio may require additional information in order to open a corporate account or under certain other circumstances. This information will be used by the Portfolio or its transfer agent to attempt to verify the accountholder's identity. The Portfolio may not be able to establish an account if the accountholder does not provide the necessary information. In addition, the Portfolio may suspend or limit account transactions while it is in the process of attempting to verify the accountholder's identity. If a Portfolio is unable to verify the accountholder's identity after an account is established, the Portfolio may be required to involuntarily redeem the accountholder's shares and close the account. Losses associated with such involuntary redemption may be borne by the investor.


SELLING PORTFOLIO SHARES
Portfolio shares may be sold at any time by the separate accounts of the Participating Insurance Companies or Eligible Plans. Individuals may not place sell orders directly with the Portfolio. Redemption orders from separate accounts received in proper form by the Participating Insurance Company or Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order is received by the Portfolio in proper form on the next business day. The Participating Insurance Company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about selling Portfolio shares.

ABUSIVE TRADING

The Portfolio does not authorize market timing. Market timing is an investment strategy using frequent purchases and redemptions in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Portfolio shares held by long-term shareholders, disrupt Portfolio management and increase Portfolio expenses for all shareholders. Although market timing may affect any portfolio, these risks may be higher for portfolios that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small-cap securities), such as international, global or emerging market funds or small-cap funds. For example, when a portfolio invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the portfolio calculates its net asset value. The Portfolio or the Distributor will prohibit any purchase order with respect to one investor, a related group of investors or their agent(s), where they detect a pattern of purchases and sales of the Portfolio that indicates market timing or trading they determine is abusive.

The Portfolio's Board of Trustees has adopted policies and procedures to identify market timers.

Market timers may disrupt Portfolio management and harm Portfolio performance. Because purchase and sale transactions are submitted to the Portfolio on an aggregated basis by the insurance company issuing the variable insurance contract, the Portfolio is not able to identify market timing transactions by individual variable insurance contract holders. Short of rejecting all transactions made by a separate account, the Portfolio lacks the ability to reject individual short-term trading transactions. The Portfolio, therefore, has to rely upon the insurance companies to police restrictions in the variable insurance contracts or according to the insurance company's administrative policies; these restrictions will vary from variable insurance contract to variable insurance contract. The Portfolio will seek to monitor for market timing activities, such as unusual cash flows, and work with the applicable insurance company to determine whether or not short-term trading is involved. It is, however, more difficult to locate and eliminate individual market timers in the separate accounts, and there can be no assurances that the Portfolio will be able to do so. Contract holders should consult the prospectus for their variable insurance contract for additional information on contract level restrictions relating to market timing.


DISTRIBUTIONS AND TAXES
The Portfolio can earn income and it can realize capital gain. The Portfolio deducts any expenses and then pays out these earnings to shareholders as distributions.

The Portfolio generally declares and pays any distributions at least annually. Distributions will be reinvested in the Portfolio unless instructed otherwise by a Participating Insurance Company or Eligible Plan.

TAX CONSEQUENCES TO PARTICIPATING INSURANCE COMPANIES OR ELIGIBLE PLANS


Dividends of net investment income paid to a non-corporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by the Portfolio will generally be limited to the aggregate of the eligible dividends received by the Portfolio. In addition, the Portfolio must meet certain holding period requirements with respect to the shares on which the Portfolio received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period requirements with respect to the Portfolio shares. Dividends of net investment income and dividends of short-term capital gains generally will be taxable to a Participating Insurance Company or Eligible Plan at ordinary income rates. Dividends of interest earned on bonds issued by the U.S. government and its agencies may be exempt from some types of state and local taxes.

The tax rate on distributions of net capital gain will be based on how long the Portfolio held a particular asset, not on how long the shareholders have owned their shares. Capital gain of a non-corporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Portfolio for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.


A shareholder who buys shares just before a distribution will pay tax on the entire amount of the taxable distribution received, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Portfolio will send each shareholder a notice showing the amount of distributions received in the preceding year and the tax status of those distributions.

Any shareholder for whom the Portfolio does not have a valid Taxpayer Identification Number may be subject to backup withholding.

TAX CONSEQUENCES TO POLICY OWNERS AND ELIGIBLE PLAN PARTICIPANTS

Distributions will be taxable to the separate accounts of the Participating Insurance Companies or Eligible Plans, not the contract holders or plan participants. For the Federal income tax consequences to Policy owners and Eligible Plan participants, Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company and Eligible Plan participants should consult the Plan's administrator or trustee.

The above is a general summary of tax implications of investing in the Portfolio. Because each investor's tax consequences are unique, investors should consult their own tax advisors to see how investing in the Portfolio will affect their individual tax situations.


AVAILABILITY OF PROXY VOTING RECORD
The trustees have delegated the authority to vote proxies for securities owned by the Portfolio to JPMIM. A copy of the Portfolio's voting record for the most recent 12-month period ended June 30 is available on the SEC's website at www.sec.gov or on the Portfolio's website at www.________________.com no later than August 31 of each year. The Portfolio's proxy voting record will include, among other things, a brief description of the matter voted on for each Portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE
No sooner than 30 days after the end of each month, the Portfolio will make available upon request an uncertified complete schedule of its Portfolio holdings as of the last day of that month. Not later than 60 days after the end of each fiscal quarter, the Portfolio will make available a certified complete schedule of its Portfolio holdings as of the last day of that quarter. In addition to providing hard copies upon request, the Portfolio will post these quarterly schedules on the Portfolio's website at www._________________.com and on the SEC's website at www.sec.gov.

The Portfolio's top ten holdings and other related information, including statistical information about various financial characteristics of the Portfolio, as of the last day of each month and each calendar quarter are posted on the Portfolio's website at www._________________.com no sooner than 15 days after the end of that month or calendar quarter, respectively.

Shareholders may request Portfolio holdings schedules at no charge by calling 1-800-480-4111.

A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's holdings is available in the Statement of Additional Information.

LEGAL PROCEEDINGS RELATING TO BANC ONE INVESTMENT ADVISORS CORPORATION AND CERTAIN OF ITS AFFILIATES

None of the actions described below allege that any unlawful activity took place with respect to the Portfolio whose shares are offered in this prospectus.

On July 1, 2004, Bank One Corporation, the former corporate parent of the One Group Dealer Services, Inc., One Group Administrative Services, Inc. and Banc One Investment Advisors Corporation (BOIA), the investment adviser to the former One Group Funds, merged into JPMorgan Chase. As a consequence of the merger, on that date, the Distributor, the Administrator and BOIA became affiliates of both JPMIM and JPMorgan Chase Bank. JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) (JPMDS) and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) became the distributor and administrator, respectively, of the JPMorgan Funds effective February 19, 2005.

Prior to becoming an affiliate of JPMorgan Chase, on June 29, 2004, BOIA entered into agreements with the Securities and Exchange Commission (SEC) and the New York Attorney General (NYAG) in resolution of investigations conducted by the SEC and the NYAG into market timing of certain mutual funds advised by BOIA, possible late trading of certain of these funds and related matters. In this connection, BOIA or its affiliates agreed to pay disgorgement and a civil money penalty in an aggregate amount of $50 million. The settlement agreement with the NYAG also requires BOIA to reduce its management fee for certain series of One Group Mutual Funds, in an aggregate amount of approximately $8 million annually over the next five years. In addition, BOIA has agreed to undertakings relating to, among other things, governance and compliance initiatives.

In addition to the matters involving the SEC and NYAG, various lawsuits have been filed against BOIA, certain current trustees of the Funds and certain former trustees of One Group Mutual Funds and various affiliates of BOIA, including JPMDS. The lawsuits generally relate to the same facts that were the subject of the SEC order and NYAG settlement discussed above. These actions seek, among other things, compensatory damages, restitution, disgorgement of unjustly earned profits, punitive damages, removal of certain current trustees of the Funds and certain former trustees of One Group Mutual Funds, removal of the One Group Mutual Funds' investment advisers (e.g., BOIA) and distributor (i.e., JPMDS), rescission of the distribution and service plans adopted under Rule 12b-1 of the Investment Company Act of 1940, and attorneys' fees. BOIA is now known as JPMorgan Investment Advisors Inc.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Portfolio's financial performance for the past five fiscal years. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

                                                           YEAR         YEAR         YEAR         YEAR         YEAR
                                                          ENDED        ENDED        ENDED        ENDED        ENDED
                                                       12/31/03     12/31/02     12/31/01     12/31/00     12/31/99
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period                 $    12.54   $    11.61   $    11.65   $    11.23   $    11.67
-------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)                           0.39         0.40         0.63         0.65         0.40
    Net gains or losses on securities
    (both realized and unrealized)                         0.07         0.62         0.17         0.52        (0.53)
===================================================================================================================
    Total from investment operations                       0.46         1.02         0.80         1.17        (0.13)
===================================================================================================================
LESS DISTRIBUTIONS:
    Dividends from net investment income                   0.39         0.09         0.73         0.75         0.27
    Distributions from capital gains                       0.27           --         0.11           --         0.04
===================================================================================================================
    Total distributions                                    0.66         0.09         0.84         0.75         0.31
===================================================================================================================
Net asset value, end of period                       $    12.34   $    12.54   $    11.61   $    11.65   $    11.23
===================================================================================================================
TOTAL RETURN                                               3.72%        8.80%        6.92%       10.64%       (1.13%)

RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (in thousands)         $   91,695   $   96,185   $   81,524   $   78,678   $   66,218
-------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:

    Net expenses                                           0.75%        0.75%        0.75%        0.75%        0.75%
-------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                           2.98%        3.49%        5.37%        5.98%        5.36%
-------------------------------------------------------------------------------------------------------------------
    Expenses without reimbursements
    and earnings credits                                   0.75%        0.75%        0.75%        0.75%        0.75%
-------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)
    without reimbursements
    and earnings credits                                   2.98%        3.49%        5.37%        5.98%        5.36%
-------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     545%         608%         421%         565%         479%

                       THIS PAGE INTENTIONALLY LEFT BLANK.

HOW TO REACH US

FOR MORE INFORMATION
For more information on this Portfolio the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about the Portfolio's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Portfolio's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Portfolio and its policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus. You can get a free copy of these documents and other information, or ask us any questions, by calling us at


1-800-480-4111 or writing to:

JPMORGAN FUNDS SERVICES
P.O. BOX 8528
BOSTON, MA 02266-8528

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www._______________.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Portfolio, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090

E-MAIL: publicinfo@sec.gov


Reports, a copy of the SAI and other information about the Portfolio are also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File No. is 811-08212.


(C)  JPMorgan Chase & Co. All Rights Reserved. April 2005.


[JPMORGAN ASSET MANAGEMENT LOGO]


PR-BP-405

                                 JPMORGAN FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL __, 2005


                    J.P. MORGAN SERIES TRUST II ("JPMST II")
                   JPMorgan Bond Portfolio ("Bond Portfolio")
   JPMorgan International Equity Portfolio ("International Equity Portfolio")
          JPMorgan Mid Cap Value Portfolio ("Mid Cap Value Portfolio")
          JPMorgan Small Company Portfolio ("Small Company Portfolio")
                  JPMorgan U.S. Large Cap Core Equity Portfolio
                    ("U.S. Large Cap Core Equity Portfolio")


             (each a "Portfolio" and collectively, the "Portfolios")

     This Statement of Additional Information ("SAI") is not a prospectus but contains additional information which should be read in conjunction with the prospectuses dated April __, 2005 ("Prospectuses"), for the Portfolios as supplemented from time to time. Additionally, this Statement of Additional Information incorporates by reference the financial statements included in the Shareholder Reports related to the Portfolios, dated December 31, 2004. The Prospectuses and Financial Statements, including the Independent Registered Public Accountants' Reports are available, without charge upon request by contacting JPMorgan Distribution Services, Inc. ("JPMDS" or the "Distributor"), at P.O. Box 711235, Columbus, OH 43271-1235.


     For more information about the Portfolios or the Financial Statements, simply write or call:


                             JPMORGAN FUNDS SERVICES
                                  P.O. Box 8528
                              Boston, MA 02266-8528

                                 1-800-480-4111

                                                                    SAI-STII-405

TABLE OF CONTENTS                                             PAGE
General                                                          3
Investment Strategies and Policies                               3
Investment Restrictions                                         23
Trustees                                                        26
Officers                                                        29
Codes of Ethics                                                 30
Proxy Voting Procedures and Guidelines                          31
Portfolio Holdings Disclosure
Investment Adviser                                              33
Administrative Services Agreement                               36
Distributor                                                     37
Custodian                                                       38
Transfer Agent                                                  38
Independent Registered Public Accounting Firm                   38
Portfolio Transactions                                          39
Shares of Beneficial Interest                                   41
Offering and Redemption of Shares                               42
Net Asset Value                                                 42
Distributions and Tax Matters                                   44
Delaware Business Trust                                         51
Additional Information                                          52
Financial Statements                                            54
Appendix A - Description of Security Ratings                   A-1

                                     GENERAL


     This Statement of Additional Information ("SAI") describes the financial history, investment strategies and policies, management and operation of the Bond Portfolio, U.S. Large Cap Core Equity Portfolio, Mid Cap Value Portfolio, Small Company Portfolio, and International Equity Portfolio (each, a "Portfolio" and collectively, the "Portfolios") in order to enable investors to select the Portfolio or Portfolios which best suit their needs. The SAI provides additional information with respect to the Portfolios and should be read in conjunction with the relevant Portfolio's current Prospectuses. Capitalized terms not otherwise defined herein have the meanings accorded to them in the applicable Prospectus. The Portfolios' executive offices are located at 522 Fifth Avenue, New York, NY 10036.

     The Portfolios are series of J.P. Morgan Series Trust II (the "Trust"), an open-end management investment company organized as a Delaware business trust on October 28, 1993. The Trust was established to provide for the investment of assets of separate accounts of life insurance companies ("Participating Insurance Companies") and of qualified pension and retirement plans outside of the separate account context ("Eligible Plans" or "Plans"). Separate accounts acquire such assets pursuant to the sale of variable annuity contracts and variable life insurance policies (collectively, the "Policies"). The Trust is composed of five separate Portfolios which operate as distinct investment vehicles. The Portfolios, except the Mid Cap Value Portfolio, are diversified as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Mid-Cap Value Portfolio is non-diversified as defined by the 1940 Act. The fiscal year-end of the Portfolios is December 31.


     Effective July 31, 2003, the name of the "J.P. Morgan International Opportunities Portfolio" was changed to "J.P. Morgan International Equity Portfolio" with the approval of the Board of Trustees.

     The Board of Trustees is responsible for the management and supervision of each Portfolio. Each Portfolio's investment adviser is J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").


     Investments in the Portfolios are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, N.A., an affiliate of the Adviser, or any other bank. Shares of the Portfolios are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Portfolio is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.


                       INVESTMENT STRATEGIES AND POLICIES

     The following discussion supplements the information regarding the investment objective of each Portfolio and the policies to be employed to achieve the objective of each Portfolio as set forth in the applicable Prospectuses.

                            MONEY MARKET INSTRUMENTS


     The Portfolios are permitted to invest in money market instruments, although each of the Portfolios intends to stay invested in equity securities (or in the case of the Bond Portfolio, long-term fixed income securities), to the extent practical in light of its investment objective and long-term investment perspective. The Portfolios may make money market investments pending other investment or settlement, for liquidity or in adverse market conditions. The money market investments permitted for the Portfolios are the same as for the Bond Portfolio and include obligations of the U.S. government and its agencies and instrumentalities, other debt securities, commercial paper, bank obligations and repurchase agreements. The International Equity Portfolio also may invest in short-term obligations of sovereign foreign governments, their agencies, instrumentalities and political subdivisions. These securities may be denominated in U.S. dollars or in another currency. A description of the various types of money market instruments that may be purchased by the Portfolios appears below. See "Quality and Diversification Requirements."


     U.S. TREASURY SECURITIES. Each of the Portfolios may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.

     ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Portfolios may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Portfolio must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which each Portfolio may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association ("Fannie Maes"), which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.

     BANK OBLIGATIONS. The Portfolios may invest in bank obligations. Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of the U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market; there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Portfolio cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have assets at the time of purchase in excess of $1 billion (the "Asset Limitation") and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation and foreign banks (including their U.S. branches) having total assets in excess of $1 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the Adviser to meet comparable credit standing criteria. The Asset Limitation does not apply to the International Equity Portfolio.

     The Portfolios will not invest in obligations for which the Adviser, or any of their affiliated persons, is the ultimate obligor or accepting bank.

     COMMERCIAL PAPER. The Portfolios may invest in commercial paper. Commercial paper is defined as short term obligations with maturities from 1 to 270 days issued by banks, corporations, or other borrowers to investors with temporary idle cash. Commercial paper includes master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and the Adviser acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand that is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Portfolios may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Portfolio's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Portfolios to be liquid because they are payable upon demand. The Portfolios do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of an affiliate of the Adviser to whom such affiliate, in its capacity as a commercial bank, has made a loan.


     REPURCHASE AGREEMENTS. Each of the Portfolios may enter into repurchase agreements with brokers, dealers or banks that meet the Adviser's credit guidelines. A Portfolio will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers that meet the Adviser's credit guidelines approved by the Portfolio's Board of Trustees, and only if the agreement is fully collateralized by securities in which such Portfolio is permitted to invest. In a repurchase agreement, a Portfolio buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Portfolio is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Portfolio to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Portfolio invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Portfolios' restrictions on purchases of illiquid securities. The Portfolios will always receive securities as collateral during the term of the agreement whose market value is at least equal to 100% of the dollar amount invested by the Portfolios in each agreement plus accrued interest. The Portfolios will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Portfolio, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Portfolio may suffer time delays and incur costs in connection with the disposition of the collateral. The collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Portfolio.


                    CORPORATE BONDS AND OTHER DEBT SECURITIES

     Each of the Portfolios may make investments in other debt securities with remaining effective maturities of thirteen months or less, including, without limitation, corporate bonds of foreign and domestic issuers, asset-backed securities and other obligations to the extent consistent with its investment objective and policies.


     MORTGAGE-BACKED SECURITIES. The Portfolios may invest in mortgage-backed securities, i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage banks, commercial banks and savings and loan associations. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agriculture properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.

     Government National Mortgage Association ("Ginnie Mae") mortgage-backed certificates are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of government sponsored enterprises such as the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.

     There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), and other collateralized mortgage obligations ("CMOs").

     Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

     Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities and sponsored enterprises (such as Fannie Mae and Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgaged-backed securities, the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.

     Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities. The obligations of Fannie Mae and Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

     Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

     STRIPPED MORTGAGE-BACKED SECURITIES. The Bond Portfolio and U.S. Large Cap Core Equity Portfolio may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBSs") are derivative multi-class mortgage securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers. Although the market for such securities is increasingly liquid, privately issued SMBSs may not be readily marketable and will be considered illiquid for purposes of the Funds' limitation on investments in illiquid securities. The Adviser may determine that SMBSs, which are U.S. government securities, are liquid for purposes of the Funds' limitation on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBSs that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

     MORTGAGES (DIRECTLY HELD). The Bond Portfolio may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.

     The directly placed mortgages in which the Funds invest may include residential mortgages, multifamily mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that a Fund forecloses on any non-performing mortgage, and acquires a direct interest in the real property, such Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.

     STRUCTURED PRODUCTS. Each of the Portfolios, except the Small Company Portfolio, may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation of trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products, which represent derived investment positions based on relationships among different markets or asset classes.

     The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a Dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

     FLOATING RATE AND VARIABLE SECURITIES. Each of the Portfolios, except the Small Company Portfolio and International Equity Portfolio, may invest in floating rate debt instruments. Floating and variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be based on an event, such as a change in the prime rate.

     The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well.

     ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. The Bond Portfolio may invest in zero coupon securities, which are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. A Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income-producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

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     INVESTMENT GRADE DEBT SECURITIES. The Portfolios may invest in investment grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P's"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

     BELOW INVESTMENT GRADE DEBT. Certain lower rated securities purchased by the Bond Portfolio, such as those rated Ba or B by Moody's or BB or B by S&P's (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Bond Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value. See Appendix A for more detailed information on the various ratings categories.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

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     At the time the Bond Portfolio invests in any commercial paper, bank obligation, repurchase agreement or any other money market instruments, the investment must have received a short term rating of investment grade or better (currently Prime-3 or better by Moody's or A-3 or better by Standard & Poor's) or the investment must have been issued by an issuer that received a short term investment grade rating or better with respect to a class of investments or any investment within that class that is comparable in priority and security with the investment being purchased by the Portfolio. If no such ratings exist, the investment must be of comparable investment quality in the Adviser's opinion, but will not be eligible for purchase if the issuer or its parent has long term outstanding debt rated below BBB.

     ASSET-BACKED SECURITIES. Each of the Portfolios may invest in asset-backed securities, which directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which a Portfolio may invest are subject to a Portfolio's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

     Collateralized securities are subject to certain additional risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, the Portfolio will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower.

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                             TAX EXEMPT OBLIGATIONS

     The Mid Cap Value Portfolio may invest in tax exempt obligations.

     MUNICIPAL BONDS. Municipal bonds are debt obligations issued by the states, territories and possessions of the United States and the District of Columbia, by their political subdivisions and by duly constituted authorities and corporations. For example, states, territories, possessions and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Public authorities issue municipal bonds to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities or for water supply, gas, electricity or waste disposal facilities.

     Municipal bonds may be general obligation or revenue bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not generally payable from the general taxing power of a municipality.

     MUNICIPAL NOTES. The Mid Cap Value Portfolio may also invest in municipal notes of various types, including notes issued in anticipation of receipt of taxes, the proceeds of the sale of bonds, other revenues or grant proceeds, as well as municipal commercial paper and municipal demand obligations such as variable rate demand notes and master demand obligations.

     Municipal notes are short-term obligations with maturity at the time of issuance ranging from six months to five years. The principal types of municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, grant anticipation notes and project notes. Notes sold in anticipation of collection of taxes, a bond sale, or receipt of other revenues are usually general obligations of the issuing municipality or agency.

     Municipal commercial paper typically consists of very short-term unsecured negotiable promissory notes that are sold to meet seasonal working capital or interim construction financing needs of a municipality or agency. While these obligations are intended to be paid from general revenues or refinanced with long-term debt, they frequently are backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or institutions.

     Municipal demand obligations are subdivided into two types: variable rate demand notes and master demand obligations.

     Variable rate demand notes are tax exempt municipal obligations or participation interests that provide for a periodic adjustment in the interest rate paid on the notes. They permit the holder to demand payment of the notes, or to demand purchase of the notes at a purchase price equal to the unpaid principal balance, plus accrued interest either directly by the issuer or by drawing on a bank letter of credit or guaranty issued with respect to such note. The issuer of the municipal obligation may have a corresponding right to prepay at its discretion the outstanding principal of the note plus accrued interest upon notice comparable to that required for the holder to demand payment. The variable rate demand notes in which the Funds may invest are payable, or are subject to purchase, on demand usually on notice of seven calendar days or less. The terms of the notes provide that interest rates are adjustable at intervals ranging from daily to six months, and the adjustments are based upon the prime rate of a bank or other appropriate interest rate index specified in the respective notes. Variable rate demand notes are valued at amortized cost; no value is assigned to the right of each Fund to receive the par value of the obligation upon demand or notice.

     Master demand obligations are tax exempt municipal obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. The interest on such obligations is, in the opinion of counsel for the borrower, excluded from gross income for federal income tax purposes. Although there is no secondary market for master demand obligations, such obligations are considered by such Funds to be liquid because they are payable upon demand. The Funds have no specific percentage limitations on investments in master demand obligations.


                               EQUITY INVESTMENTS

     As discussed in the Prospectus, the U.S. Large Cap Core Equity, Mid Cap Value, Small Company and International Equity Portfolios invest primarily in equity securities consisting of common stock and other securities with equity characteristics. The equity securities in which these Portfolios invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market, as well as certain restricted or unlisted securities.

     EQUITY SECURITIES. The common stocks in which the Portfolios may invest include the common stock of any class or series of a domestic or foreign corporation or any similar equity interest, such as trust or partnership interests. The Portfolios' equity investments may also include preferred stock, warrants, rights and convertible securities. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

     The convertible securities in which the Portfolios may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, but senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.

                              COMMON STOCK WARRANTS

     The U.S. Large Cap Core Equity and Mid Cap Value Portfolios may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the strike price) for a specified period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

     Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire without value if it is not exercised on or prior to the expiration date.

                               FOREIGN INVESTMENTS

     FOREIGN SECURITIES. For purpose of a Portfolio's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue or profits from such country or has at least 50% of its assets situated in such country.

     The International Equity Portfolio makes substantial investments in foreign securities. The U.S. Large Cap Core Equity, Mid Cap Value and Small Company Portfolios do not expect to invest more than 20% of their total assets, at the time of purchase, in securities of foreign issuers. This 20% limit is designed to accommodate the increased globalization of companies as well as the redomiciling of companies for tax treatment purposes. It is not currently expected to be used to increase direct non-U.S. exposure. The Bond and Small Company Portfolios may invest in certain foreign securities. The Bond Portfolio does not expect more than 20% of its foreign investments to be in securities which are not U.S. dollar denominated. The Small Company Portfolio does not expect more than 10% of its foreign investments to be in securities which are not listed on a national securities exchange or which are not U.S. dollar-denominated. In the case of the Bond Portfolio, any foreign commercial paper must not be subject to foreign withholding tax at the time of purchase.

     Investment in securities of foreign issuers and in obligations of foreign branches of domestic banks involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Portfolio by domestic companies.

     Investors should realize that the value of a Portfolio's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administration or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Portfolio's operations. Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it also may be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by a Portfolio must be made in compliance with the U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

     In addition, while the volume of transactions effected on foreign exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, a Portfolio's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


     The International Equity, Small Company and U.S. Large Cap Core Equity Portfolios may invest in securities of issuers in "emerging markets." Emerging markets include any country which in the opinion of the Adviser is generally considered to be an emerging or developing country by the international financial community. These countries generally include every country in the world except the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, the United Kingdom, and most countries in Western Europe. Investments in securities of emerging markets countries entail a high degree of risk. Investments in securities of issuers in emerging markets carry all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small current size of the markets for securities of emerging markets issuers and the currently low or non-existent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Portfolio's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.


     Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

     Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

     Since investments in foreign securities may involve foreign currencies, the value of a Portfolio's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. See "Foreign Currency Exchange Transactions" below.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Portfolios buy and sell securities and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolios may, and the International Equity Portfolio will, from time to time enter into foreign currency exchange transactions. The Portfolios either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Portfolio's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

     A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contract. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the securities held by the Portfolios or in foreign exchange rates, or prevent loss if the prices of these securities should decline.




     Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Portfolio to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


     SOVEREIGN FIXED INCOME SECURITIES. Each of the Portfolios, except the Mid Cap Value Portfolio, may invest in fixed income securities issued or guaranteed by a foreign sovereign government or its agencies, authorities or political subdivisions. Investment in sovereign fixed income securities involves special risks not present in corporate fixed income securities. The issuer of the sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and such a Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and such a Fund's NAV, may be more volatile than prices of U.S. debt obligations. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debts.

     A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third-party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

     BRADY BONDS. The Bond Portfolio may invest in Brady bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. Brady bonds have been issued since 1989 and do not have a long payment history. In light of the history of defaults of countries issuing Brady bonds on their commercial bank loans, investments in Brady bonds may be viewed as speculative. Brady bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Incomplete collateralization of interest or principal payment obligations results in increased credit risk. Dollar-denominated collateralized Brady bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized by U.S. Treasury zero coupon bonds having the same maturity as the Brady bonds.

     OBLIGATIONS OF SUPRANATIONAL ENTITIES. Each Portfolio may invest in obligations of supranational entities designated or supported by governmental entities to promote economic reconstruction or development and of international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by its governmental members at the entity's call), reserves and net income. There is no assurance that participating governments will be able or willing to honor their commitments to make capital contributions to a supranational entity.

                          INVESTING IN EMERGING MARKETS

     Each of the Portfolios, except the Mid Cap Value Portfolio may also invest in the securities of emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets may be heightened. In addition, unanticipated political or social developments may affect the values of a Fund's investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make a Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

     Transaction costs in emerging markets may be higher than in the United States and other developed securities markets. As legal systems in emerging markets develop, foreign investors may be adversely affected by new or amended laws and regulations or may not be able to obtain swift and equitable enforcement of existing law.

     The Funds, which may make emerging market investments, may also make such investments denominated in emerging markets currencies. Some countries in emerging markets also may have managed currencies, which are not free floating against the U.S. dollar. In addition, emerging markets are subject to the risk of restrictions upon the free conversion of their currencies into other currencies. Any devaluations relative to the U.S. dollar in the currencies in which the Fund's securities are quoted would reduce the Fund's NAV.

     RESTRICTIONS ON INVESTMENT AND REPATRIATION. Certain emerging markets limit, or require governmental approval prior to, investments by foreign persons. Repatriation of investment income and capital from certain emerging markets is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of a Fund.


                             ADDITIONAL INVESTMENTS

     CONVERTIBLE SECURITIES. Each Portfolio may invest in convertible securities of domestic and, subject to a Portfolio's restrictions, objective and strategy, foreign issuers. The Portfolios will dispose of equity shares held as a result of conversion of convertible securities. The convertible securities in which a Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed income securities no interest accrues to a Portfolio until settlement takes place. At the time a Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Portfolio will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, each Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. Also, a Portfolio may be disadvantaged if the other party to the transaction defaults.

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     FORWARD COMMITMENTS. The Bond Portfolio may purchase securities for delivery at a future date, which may increase their overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. In order to invest the Funds' assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or municipal obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or municipal obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation. Purchasing securities on a forward commitment basis may also involve the risk of default by the other party on the obligation, delaying or preventing such a Fund from recovering the collateral or completing the transaction.

     To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage.


     ZERO COUPON SECURITIES. The Bond Portfolio may invest in zero coupon obligations. Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at par and pay interest periodically.

     INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each Portfolio to the extent permitted under the 1940 Act, and consistent with its investment objective and strategy. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Portfolio's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Portfolio's total assets will be invested in the aggregate in securities of two or more investment companies, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Portfolio, provided however, that a Portfolio may invest all of its investable assets in an open-end investment company that has the same investment objective as the Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Portfolios to invest its uninvested cash in any affiliated money market funds. The order sets the following conditions: (1) a Portfolio may invest in one or more of the affiliated money market funds up to an aggregate limit of 25% of its assets; and
(2) the Adviser will waive and/or reimburse its advisory fee from a Portfolio in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees. The SEC has also granted an exemptive order to various iShares funds, a type of investment company referred to as exchange-traded funds ("ETFs"), and their investment adviser, which order permits each Portfolio, except the Bond Portfolio to invest beyond the 1940 Act limits, subject to certain terms and conditions, including a finding of the Portfolio's Board of Trustees that the advisory fees charged by the Portfolio's adviser are for services that are in addition to, and not duplicative of, the advisory services provided to those ETFs.

     REVERSE REPURCHASE AGREEMENTS. Each of the Portfolios may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Portfolio sells a security and agrees to repurchase the same security at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Portfolio and, therefore, a form of leverage. Leverage may cause any gains or losses for a Portfolio to be magnified. The Portfolios will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Portfolio will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Portfolios will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Portfolio would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Each Portfolio will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Portfolio is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Portfolio's total assets.

     MORTGAGE DOLLAR ROLL TRANSACTIONS. The Bond Portfolio may engage in mortgage dollar roll transactions. Under a mortgage "dollar roll," the Portfolio sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the mortgage-backed securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time the Portfolio enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Portfolio if the other party should default on its obligation and the Portfolio is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities. Mortgage dollar roll transactions are considered reverse repurchase agreements for purposes of the Portfolio's investment restrictions. All forms of borrowing (including reverse repurchase agreements, mortgage dollar rolls and securities lending) are limited in the aggregate and may not exceed 33 1/3% of the Portfolio's total assets.


     LOANS OF PORTFOLIO SECURITIES. Each of the Portfolios may lend its securities if such loans are secured continuously by cash collateral in favor of the Portfolio at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Portfolio any income accruing thereon. Loans will be subject to termination by the Portfolio in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Portfolio and its respective investors. The Portfolios may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Portfolio will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Portfolio will make any loans in excess of one year. The Portfolios will not lend their securities to any officer, Trustee, employee, or affiliate of the Portfolios, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board of Trustees believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Portfolio's total assets.


     There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


     ILLIQUID INVESTMENTS, PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. Subject to the limitations described below, each Portfolio may acquire investments that are illiquid or have limited liquidity, such as investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the U.S. without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Portfolio. The price a Portfolio pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.


     Each Portfolio may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Board of Trustees. The Board of Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

     As to illiquid investments, a Portfolio is subject to a risk that should the Portfolio decide to sell them when a ready buyer is not available at a price the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act, before it may be sold, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Portfolio might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

     Each Portfolio, with the exception of Mid Cap Value Portfolio, intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of each Portfolio: (1) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies and instrumentalities, and (2) the Portfolio may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Portfolio's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to a Portfolio should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

     Although the Mid Cap Value Portfolio is not limited by the diversification requirements of the 1940 Act, all Portfolios including the Mid Cap Value Portfolio will comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters".

     BOND PORTFOLIO. The Bond Portfolio invests principally in a diversified portfolio of "high quality" and "investment grade" securities as described in Appendix A. Investment grade debt is rated, on the date of investment, within the four highest rating categories of Moody's, S&P's, or Fitch Ratings ("Fitch") or the equivalent by another nationally recognized statistical rating organization. High grade debt is rated on the date of the investment within the three highest of such categories. The Portfolio also may invest up to 25% of its total assets in securities which are below investment grade, commonly known as "junk bonds." The Portfolio may invest in debt securities which are not rated or other debt securities to which these ratings are not applicable if, in the Adviser's opinion, such securities are of comparable quality to the rated securities discussed above. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have received a short-term rating of investment grade or better currently Prime-3 or higher by Moody's or A-3 or higher by S&P's, or the equivalent by another nationally recognized statistical rating organization or the issuer's parent corporation, if any, must have outstanding debt rated BBB- or above.

     U.S. LARGE CAP CORE EQUITY, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS. The U.S. Large Cap Core Equity, Small Company and International Equity Portfolios may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Portfolio invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's, S&P's or the equivalent by another nationally recognized statistical rating organization or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-l by Moody's, A-1 by S&P's, F-1 by Fitch or the equivalent by another nationally recognized statistical rating organization, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time the Portfolio invests in any other short-term debt securities, they must be in the rating category A or higher by Moody's or S&P's, or if unrated, the investment must be of comparable quality in the Adviser's opinion.

     In determining the suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions such as comparability to other issuers.

     MID CAP VALUE PORTFOLIO. The Mid Cap Value Portfolio is non-diversified which means that the Portfolio is not limited by the 1940 Act in the proportion of their assets that may be invested in the obligations of a single issuer. Thus, the Portfolio may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result may be subject to greater risk with respect to its portfolio securities.

                        OPTIONS AND FUTURES TRANSACTIONS

     GENERAL. The Bond Portfolio may purchase and sell (a) exchange traded and OTC put and call options on fixed income securities and indexes of fixed income securities, (b) futures contracts on fixed income securities and indexes of fixed income securities and (c) put and call options on futures contracts on fixed income securities and indexes of fixed income securities.

     The U.S. Large Cap Core Equity, Mid Cap Value, Small Company and International Equity Portfolios may purchase and sell (a) exchange traded and OTC put and call options on equity securities and indexes of equity securities,
(b) futures contracts on indexes of equity securities, and (c) put and call options on futures contracts on indexes of equity securities.

     Each of these Portfolios may use futures contracts and options for hedging and risk management purposes. See "Risk Management." None of the Portfolios may use futures contracts and options for speculation.

     Each of these Portfolios may utilize options and futures contracts to manage its exposure to changing interest rates and/or security prices. Some options and futures strategies, including selling futures contracts and buying puts, tend to hedge a Portfolio's investments against price fluctuations. Other strategies, including buying futures contracts, writing puts and calls, and buying calls, tend to increase market exposure. Options and futures contracts may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of a Portfolio's overall strategy in a manner deemed appropriate to the Adviser and consistent with a Portfolio's objective and policies. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.


     The use of options and futures is a highly specialized activity which involves investment strategies and risks different from those associated with ordinary portfolio securities transactions, and there can be no guarantee that their use will increase a Portfolio's return. While the use of these instruments by a Portfolio may reduce certain risks associated with owning its portfolio securities, these techniques themselves entail certain other risks. If the Adviser applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options and futures strategies may lower a Portfolio's return. Certain strategies limit a Portfolio's possibilities to realize gains as well as limiting its exposure to losses. The Portfolio could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. In addition, a Portfolio will incur transaction costs, including trading commissions and option premiums, in connection with its futures and options transactions and these transactions could significantly increase the Portfolio's turnover rate. A Portfolio may purchase put and call options on securities, indexes of securities and futures contracts, or purchase and sell options on futures contracts, only if such options are written by other persons and if (i) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio's net assets, and (ii) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio's total assets.

     In addition a Portfolio will not purchase or sell (write) futures contracts, options on futures contracts or commodity options for risk management purposes if, as a result, the aggregate initial margin and options premiums required to establish these positions exceed 5% of the net asset value of a Portfolio.

     None of the Portfolios will be a commodity pool. The Trust, on behalf of itself and its respective Portfolios, have filed notices of eligibility for exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, and, therefore, are not subject to registration or regulation as a pool operator under the rules of the Commodity Futures Trading Commission.

     PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a Portfolio obtains the right (but not the obligation) to sell the instrument underlying the option at a fixed strike price. In return for this right, the Portfolio pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indexes of securities, indexes of securities prices and futures contracts. The Portfolio may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. The Portfolio may also close out a put option position by entering into an offsetting transaction, if a liquid market exists. If the option is allowed to expire, the Portfolio will lose the entire premium it paid. If the Portfolio exercises a put option on a security, it will sell the instrument underlying the option at the strike price. If the Portfolio exercises an option on an index, settlement is in cash and does not involve the actual purchase or sale of securities. If an option is American style, it may be exercised on any day up to its expiration date. A European style option may be exercised only on its expiration date.

     The buyer of a typical put option can expect to realize a gain if the value of the underlying instrument falls substantially. However, if the price of the instrument underlying the option does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

     The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the instrument underlying the option at the option's strike price. A call buyer typically attempts to participate in potential price increases of the instrument underlying the option with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

     SELLING (WRITING) PUT AND CALL OPTIONS. When a Portfolio writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the Portfolio assumes the obligation to pay the strike price for the instrument underlying the option if the party to the option chooses to exercise it. The Portfolio may seek to terminate its position in a put option it writes before exercise by purchasing an offsetting option in the market at its current price. However, if the market is not liquid for a put option the Portfolio has written, the Portfolio must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to post margin as discussed below.

     If the price of the underlying instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. However, this loss should be less than the loss from purchasing and holding the underlying instrument directly, because the premium received for writing the option should offset a portion of the decline.

     Writing a call option obligates a Portfolio to sell or deliver the option's underlying instrument in return for the strike price upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium a call writer offsets part of the effect of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     The writer of an exchange traded put or call option on a security, an index of securities or a futures contract is required to deposit cash or securities or a letter of credit as margin and to make mark-to-market payments of variation margin as the position becomes unprofitable.

     OPTIONS ON INDEXES. Each Portfolio may purchase and sell put and call options on any securities index based on securities in which the Portfolio may invest. Options on securities indexes are similar to options on securities, except that the exercise of securities index options is settled by cash payment and does not involve the actual purchase or sale of securities. In addition, these options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. A Portfolio, in purchasing or selling index options, is subject to the risk that the value of its portfolio securities may not change as much as an index because the Portfolio's investments generally will not match the composition of an index.

     For a number of reasons, a liquid market may not exist and thus a Portfolio may not be able to close out an option position that it has previously entered into. When a Portfolio purchases an OTC option, it will be relying on its counterparty to perform its obligations, and a Portfolio may incur additional losses if the counterparty is unable to perform.


     EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by a Portfolio will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Board of Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Portfolio relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when a Portfolio purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by a Portfolio as well as loss of the expected benefit of the transaction. Provided that the Portfolio has arrangements with certain qualified dealers who agree that a Portfolio may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Portfolio may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     FUTURES CONTRACTS. The Portfolios may purchase and sell futures contracts. When a Portfolio purchases a futures contract, it agrees to purchase a specified quantity of an underlying instrument at a specified future date or to make a cash payment based on the value of a securities index.

When a Portfolio sells a futures contract, it agrees to sell a specified quantity of the underlying instrument at a specified future date or to receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Futures can be held until their delivery dates or the position can be (and normally is) closed out before then. There is no assurance, however, that a liquid market will exist when the Portfolio wishes to close out a particular position.


     When a Portfolio purchases a futures contract, the value of the futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the value of the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument has been sold.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, when a Portfolio buys or sells a futures contract it will be required to deposit "initial margin" with its custodian in a segregated account in the name of its futures broker, known as a futures commission merchant ("FCM"). Initial margin deposits are typically equal to a small percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments equal to the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. A Portfolio may be obligated to make payments of variation margin at a time when it is disadvantageous to do so. Furthermore, it may not always be possible for a Portfolio to close out its futures positions. Until it closes out a futures position, a Portfolio will be obligated to continue to pay variation margin. Initial and variation margin payments do not constitute purchasing on margin for purposes of the Portfolio's investment restrictions. In the event of the bankruptcy of an FCM that holds margin on behalf of a Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by FCM's other customers, potentially resulting in losses to the Portfolio.

     Each Portfolio will segregate liquid assets in connection with its use of options and futures contracts to the extent required by the staff of the Securities and Exchange Commission. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

     OPTIONS ON FUTURES CONTRACTS. The Portfolios may purchase and sell put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities.

     Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.

     The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Portfolio are paid by the Portfolio into a segregated account, in the name of the FCM, as required by the 1940 Act and the SEC's interpretations thereunder.

     COMBINED POSITIONS. The Portfolios may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.

     For example, a Portfolio may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Portfolio's current or anticipated investments exactly. A Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, structural differences in how options and futures and securities are traded, or imposition of daily price fluctuation limits or trading halts. A Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular options or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions also could be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

     POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Portfolio or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.


     ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although none of the Portfolios will be a commodity pool, certain derivatives subject the Portfolios to the rules of the Commodity Futures Trading Commission which limit the extent to which a Portfolio can invest in such derivatives. Each Portfolio may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, a Portfolio may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation to initial margin deposits and option premiums. In addition, the Portfolios will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.


     SWAPS AND RELATED SWAP PRODUCTS. Each of the Portfolios may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

     Each Portfolio may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Portfolio will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that a Portfolio may be required to pay.

     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

     The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (i.e., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Portfolio is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Portfolio, payments by the parties will be exchanged on a "net basis", and a Portfolio will receive or pay, as the case may be, only the net amount of the two payments.

     The amount of a Portfolio's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Portfolio's potential loss if it sells a cap or collar. If a Portfolio buys a cap, floor or collar, however, the Portfolio's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

     The use of swap transactions, caps, floors and collars involves investment techniques and risks that are different from those associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of a Portfolio will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Portfolio or that a Portfolio may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Portfolio.

     The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     Each Portfolio will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Portfolio enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Portfolio's accrued obligations under the swap agreement over the accrued amount a Portfolio is entitled to receive under the agreement. If a Portfolio enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Portfolio's accrued obligations under the agreement.

     Each Portfolio will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (i.e., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

     The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Portfolio's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.

     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Portfolio will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Portfolio's basis in the contract.

     The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Portfolio may engage in such transactions.


     REITs. The Mid Cap Value, Small Company and U.S. Large Cap Core Equity Portfolios may invest in common stocks or other securities issued by Real Estate Investment Trusts ("REITs"). REITs invest their capital primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distributes to its shareholders or unitholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.


     If the Portfolio invests in REITs, each shareholder of the Portfolio will bear not only his proportionate share of the expenses of the Portfolio, but also, indirectly, the management expenses of underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the 1940 Act.

                                 RISK MANAGEMENT

     The Portfolios may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering the duration of a portfolio or the mix of securities in a portfolio. For example, if the Adviser wishes to extend maturities in a fixed income portfolio in order to take advantage of an anticipated decline in interest rates, but does not wish to purchase the underlying long-term securities, it might cause the Portfolio to purchase futures contracts on long-term debt securities. Similarly, if the Adviser wishes to decrease fixed income securities or purchase equities, it could cause the Portfolio to sell futures contracts on debt securities and purchase future contracts on a stock index. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

     RISKS ASSOCIATED WITH DERIVATIVE SECURITIES AND CONTRACTS. The risks associated with a Portfolio's transactions in derivative securities and contracts may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk, and liquidity and valuation risk.

     MARKET RISK. Investments in structured securities are subject to the market risks described above. Entering into a derivative contract involves a risk that the applicable market will move against a Portfolio's position and that a Portfolio will incur a loss. For derivative contracts other than purchased options, this loss may substantially exceed the amount of the initial investment made or the premium received by a Portfolio.

     LEVERAGE AND VOLATILITY RISK. Derivative instruments may sometimes increase or leverage a Portfolio's exposure to a particular market risk. Leverage enhances the price volatility of derivative instruments held by a Portfolio. If a Portfolio enters into futures contracts, writes options or engages in certain foreign currency exchange transactions, it is required to maintain a segregated account consisting of cash or liquid assets, hold offsetting portfolio securities or cover written options which may partially offset the leverage inherent in these transactions. Segregation of a large percentage of assets could impede portfolio management or an investor's ability to meet redemption requests.

     CORRELATION RISK. A Portfolio's success in using derivative contracts to hedge portfolio assets depends on the degree of price correlation between the derivative contract and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative contract, the assets underlying the derivative contract and a Portfolio's assets.

     CREDIT RISK. Derivative securities and over-the-counter derivative contracts involve a risk that the issuer or counterparty will fail to perform its contractual obligations.

     LIQUIDITY AND VALUATION RISK. Some derivative securities are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of extreme market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative contract, which may make the contract temporarily illiquid and difficult to price. A Portfolio's ability to terminate over-the counter derivative contracts may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative securities and contracts, the only source of price quotations may be the selling dealer or counterparty.

                               PORTFOLIO TURNOVER

     The table below sets forth the Portfolio's turnover rates for the last two fiscal years. A rate of 100% indicates that the equivalent of all of a Portfolio's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.


                                                           FISCAL YEARS ENDED DECEMBER 31,
NAME OF PORTFOLIO                                           2003            2004
-----------------------------------------------------------------------------------------
Bond Portfolio                                              545%
U.S. Large Cap Core Equity Portfolio                         86%
Mid Cap Value Portfolio                                      45%
Small Company Portfolio                                      60%
International Equity Portfolio                              123%


                             INVESTMENT RESTRICTIONS

     FUNDAMENTAL INVESTMENT RESTRICTIONS. Each Portfolio's investment objective is a "fundamental" policy, which cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Portfolio. In addition, the investment restrictions below have been adopted by the Trust with respect to each Portfolio. Except where otherwise noted, these investment restrictions are "fundamental" policies. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholders meeting if the holders of more than 50% of the outstanding shares are present and represented by proxy, or (b) more than 50% of the outstanding shares. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

     Unless Sections 8(b)(1) and 13(a) of the 1940 Act or any SEC or SEC Staff interpretations thereof are amended or modified, no Portfolio may:

     (1) Purchase any security if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry. This limitation shall not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

     (2) Borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes (not for leveraging purposes) and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in total do not exceed 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time any borrowings come to exceed 33 1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 33 1/3% limitation;

     (3) Make loans to other persons, except through the purchase of debt obligations (including privately placed securities), loans of portfolio securities, and participation in repurchase agreements;

     (4) Purchase or sell physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but the Portfolio may purchase or sell futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) and may enter into foreign currency forward contracts;

     (5) Purchase or sell real estate, but the Portfolio may purchase or sell securities that are secured by real estate or issued by companies (including real estate investment trusts) that invest or deal in real estate;

     (6) Underwrite securities of other issuers, except to the extent the Portfolio, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended; or

     (7) Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder.

In addition, NO PORTFOLIO, EXCEPT THE MID CAP VALUE PORTFOLIO, may:

     (1) With respect to 75% of its total assets, purchase any security if, as a result, (a) more than 5% of the value of the Portfolio's total assets would be invested in securities or other obligations of any one issuer or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This limitation shall not apply to U.S. Government securities (as defined in the 1940
            Act);

     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS--The investment restrictions described below are non-fundamental policies of the respective Portfolios and may be changed by the Board of Trustees.

     BOND, SMALL COMPANY AND INTERNATIONAL EQUITY PORTFOLIOS may not:


     (i) Acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto;

     (ii) Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

     (iii) Invest in warrants (other than warrants acquired by the Portfolio as part of a unit or attached to securities at the time of purchase)if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Portfolio's net assets or if, as a result, more than 2% of the Portfolio's net assets would be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws;

     (iv) Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of the Portfolio's total assets would be in investments that are illiquid;

     (v) Purchase any security if, as a result, the Portfolio would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than three years;

     (vi) Sell any security short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold or unless it covers such short sales as required by the current rules or positions of the SEC or its Staff. Transactions in futures contracts and options shall not constitute selling securities short;

     (vii) Purchase securities on margin, but the Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions;

     (viii) Purchase securities of any issuer if, to the knowledge of the Trust, any of the Trust's officers or Trustees or any officer of the Adviser, would after the Portfolio's purchase of the securities of such issuer, individually own more than 1/2 of 1% of the issuer's outstanding securities and such persons owning more than 1/2 of 1% of such securities together beneficially would own more than 5% of such securities, all taken at market; or

     (ix) Invest in real estate limited partnerships or purchase interests in oil, gas or mineral exploration or development programs or leases.


     U.S. LARGE CAP CORE EQUITY AND MID CAP VALUE PORTFOLIO may not:

     (i) Acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Portfolio's net assets would be in investments which are illiquid;

     (ii) Purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and


     (iii) Acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and

     (iv) Acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.


     With respect to the Mid Cap Value Portfolio, the foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

     There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

     For purposes of fundamental investment restrictions regarding industry concentration, the Adviser may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF

COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

                                    TRUSTEES


     The names of the Board of Trustees of the Portfolios, together with information regarding their year of birth, the date each Trustee first became a board member of the JPMorgan Funds, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of
Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                               NUMBER OF
                                                           PORTFOLIOS/FUNDS              OTHER
                                     PRINCIPAL                IN JPMORGAN             DIRECTORSHIPS
    NAME (YEAR OF BIRTH);          OCCUPATION(s)            FUNDS COMPLEX(1)           HELD OUTSIDE
     POSITIONS WITH THE               DURING                  OVERSEEN BY               JPMORGAN
     PORTFOLIOS (SINCE)            PAST 5 YEARS                TRUSTEE                FUNDS COMPLEX
   -------------------------------------------------------------------------------------------------------
   NON-INTERESTED TRUSTEES
   Cheryl Ballenger          Mathematics Teacher,                   11            None
   (1956); Chairperson       Vernon Hills High School
   (since 2004) and          (August 2004 - Present);
   Trustee (since 2002)      Mathematics Teacher,
                             Round Lake High School
                             (2003-2004) and formerly
                             Executive Vice President
                             and Chief Financial
                             Officer, Galileo
                             International Inc.
                             (travel technology)

   Jerry B. Lewis (1939);    Retired; formerly                      11            None
   Trustee (since 2004)      President, Lewis
                             Investments Inc.
                             (registered investment
                             adviser); previously,
                             various managerial and
                             executive positions at
                             Ford Motor Company
                             (Treasurer's Office,
                             Controller's Office,
                             Auditing and Corporate
                             Strategy)

   John R. Rettberg          Retired; formerly                      11           None
   (1937); Trustee (since    Corporate Vice President
   1996)                     and Treasurer, Northrop
                             Grumman Corporation
                             (defense contractor)

   Ken Whipple (1934);       Chairman (1999 - Present)              11           Director of AB Volvo and
   Trustee (since 1996)      and CEO (1999 - 2004),                              Korn Ferry International
                             CMS Energy                                          (executive recruitment)

   INTERESTED TRUSTEES

   John F. Ruffle(2)         Retired; formerly Vice                 11           Trustee of John Hopkins
   (1937); Trustee (since    Chairman, J.P. Morgan                               University, Director of
   1996)                     Chase & Co. Inc. and                                Reckson Associates Realty
                             Morgan Guaranty Trust Co.                           Corp. and American Shared
                             of NY                                               Hospital Services



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve includes 4 investment companies made up of 11 portfolios.

(2) The Board has designated Mr. Ruffle an "interested person" at his request because, until his retirement in 1993, he was an executive officer of the parent company of the Trust's investment adviser.

     Each Trustee serves for an indefinite term, subject to the Portfolio's current retirement policy, which is age 70, except Messrs. Rettberg, Ruffle and Whipple, for whom it is age 73. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs.

                               STANDING COMMITTEES

     The Board of Trustees presently has Audit, Nominating and Valuation Committees.

     Each Trustee who is not an "interested person" of the Trust serves as a member of the Audit Committee. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee pre-approves any services to be provided by the independent auditors to the Trust. In addition, the Audit Committee considers and approves any non-audit services, and the fees to be charged for such non-audit services, to be provided by the independent auditors to any entity controlling, controlled by or under common control with JPMIM that provides ongoing services to the Trust. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor's independence. The Audit Committee met ____ times during the year ended December 31, 2004.

     Each Trustee who is not an "interested person" of the Trust serves as a member of the Nominating Committee. The function of the Nominating Committee is to select and nominate persons who will continue to contribute to the independence and effectiveness of the Board. The Nominating

Committee will consider and evaluate candidates on the basis of the candidate's relevant knowledge, experience and expertise, the candidate's ability to carry out his or her duties in the best interests of the Trust and its shareholders and the candidate's ability to qualify as a non-interested Trustee. The Nominating Committee does not have a charter. The Nominating Committee met ___ times during the year ended December 31, 2004.

     Each Trustee who is not an "interested person" of the Trust serves as a member of the Valuation Committee. The function of the Valuation Committee is to oversee the implementation of the Trust's valuation procedures and to review fair value determinations outside of regularly scheduled Board meetings. The Chairperson of the Valuation Committee, in consultation with the full Committee as the Chairperson deems appropriate, is authorized to review and approve fair value determinations, and did so on _________ occasion during the year ended December 31, 2004, but the full Board reviewed fair value determinations at their meetings in that year.

     The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2004, in the Portfolios and each Trustee's aggregate ownership in any portfolios/funds that the Trustee oversees in the JPMorgan Funds Complex(1):



                                                     OWNERSHIP OF U.S.
                              OWNERSHIP OF BOND      LARGE   CAP CORE       OWNERSHIP OF MID
    NAME OF TRUSTEE              PORTFOLIO           EQUITY PORTFOLIO      CAP VALUE PORTFOLIO
----------------------------------------------------------------------------------------------
Cheryl Ballenger                    none                   none                   none
Jerry B. Lewis
John R. Rettberg                    none                   none                   none
John F. Ruffle                      none                   none                   none
Ken Whipple                         none                   none                   none



                                                                          AGGREGATE OWNERSHIP
                                                                           OF ALL REGISTERED
                                                                                INVESTMENT
                                                                           COMPANIES OVERSEEN
                                                       OWNERSHIP OF          BY TRUSTEE IN
                             OWNERSHIP OF SMALL    INTERNATIONAL EQUITY      JPMORGAN FUNDS
     NAME OF TRUSTEE         COMPANY PORTFOLIO          PORTFOLIO               COMPLEX
----------------------------------------------------------------------------------------------
Cheryl Ballenger                    none                   none                   none
Jerry B. Lewis
John R. Rettberg                    none                   none                   none
John F. Ruffle                      none                   none                   none
Ken Whipple                         none                   none                   none



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve includes 4 investment companies made up of 11 portfolios.

     Each Trustee is currently paid an annual fee of $25,000 for serving as Trustee of the Portfolios and the JPMorgan Funds Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee.

     Trustee aggregate compensation paid by each of the Portfolios and the JPMorgan Funds Complex for the fiscal year ended December 31, 2004 is set forth below:


              AGGREGATE TRUSTEE COMPENSATION PAID BY THE PORTFOLIOS


                                                    U.S. LARGE CAP CORE      MID CAP VALUE
   NAME OF TRUSTEE               BOND PORTFOLIO      EQUITY PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------
Cheryl Ballenger
Jerry B. Lewis
John R. Rettberg
John F. Ruffle
Ken Whipple



                                                                           AGGREGATE TRUSTEE
                                                                           COMPENSATION PAID
                                SMALL COMPANY      INTERNATIONAL EQUITY      FROM THE  FUND
   NAME OF TRUSTEE                PORTFOLIO             PORTFOLIO             COMPLEX(1)
----------------------------------------------------------------------------------------------
Cheryl Ballenger
Jerry B. Lewis
John R. Rettberg
John F. Ruffle
Ken Whipple



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The JPMorgan Funds Complex for which the Trustees serve includes 4 investment companies made up of 11 portfolios.


     No non-interested Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $60,000, in the Adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the Adviser or the principal underwriter of the Trust (not including registered investment companies) during the two most recently completed calendar years.

     No non-interested Trustee, or an immediate family member thereof, during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $60,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $60,000, with:

            -     the Trust;
            -     an officer of the Trust;
            - an investment company, or person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Trust;
            - an officer of an investment company, or a person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Trust or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Adviser or principal underwriter of the Trust;
            -     the Adviser or the principal underwriter of the Trust,
            - an officer of the Adviser or the principal underwriter of the Trust;
            - a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Trust; or
            - an officer of a person directly or indirectly controlling, controlled by, or under common control with the Adviser or the principal underwriter of the Trust.


                                    OFFICERS

     The Portfolios' executive officers (listed below) are generally employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Portfolios. The officers hold office until a successor has been elected and duly qualified. The Portfolios have no employees.

     The names of the officers of the Portfolios, together with their year of birth, information regarding their positions held with the Portfolios and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is 522 Fifth Avenue, New York, NY 10036.



      NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                            PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                              DURING PAST 5 YEARS
---------------------------------   -----------------------------------------------------------------------------------
George C.W. Gatch (1962),           Managing Director, JPMIM, CEO and President of the J.P. Morgan and One Group Funds.
President (2001)                    An employee since 1986, Mr. Gatch leads the firm's U.S. mutual fund and financial intermediary business. He was previously president and CEO of DKB Morgan, a
                                    Japanese mutual fund company, which was a joint venture between J.P. Morgan and
                                    Dai-Ichi Kangyo Bank. Prior to working in Japan, Mr. Gatch established JPMIM's sub-advisory and institutional mutual funds business. He has also held numerous positions throughout the firm in business management, marketing, and sales.

Robert L. Young (1963),             Chief Operating Officer, JPMorgan Funds (August 2004 to present) and One Group
Senior Vice President (2004)**      Mutual Funds from November 2001 until present.  From October 1999 to present, Vice
                                    President and Treasurer, One Group Administrative Services, Inc. (now know as
                                    JPMorgan Funds Management, Inc.), and Vice President and Treasurer, One Group
                                    Dealer Services, Inc. (now known as JPMorgan Distribution Services, Inc.)

Patricia A. Maleski (1960),         Vice President, JPMIM; previously, Treasurer, JPMorgan Funds and Head of Funds
Vice President and Chief            Administration and Board Liaison.  Prior to joining J.P. Morgan Chase & Co. in
Administrative Officer (2004)       2001, Ms. Maleski was the Vice President of Finance for the Pierpont Group, Inc., a
                                    service provider to the Board of Directors/Trustees of the JPMorgan Funds.

Stephanie J. Dorsey (1969),         Director of Mutual Fund Administration, One Group Administrative Services, Inc.
Treasurer (2004)**                  (now know as JPMorgan Funds Management, Inc.), since 2004; Ms. Dorsey worked for
                                    Bank One Corporation (now known as JP Morgan Chase & Co.) from 2003 to 2004; prior to joining Bank One Corporation, she was a Senior Manager specializing in Financial
                                    Services audits at

      NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                            PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                              DURING PAST 5 YEARS
---------------------------------   -----------------------------------------------------------------------------------
                                    PricewaterhouseCoopers LLP from 1992 through 2002.

Stephen M. Benham (1959),           Vice President and Assistant General Counsel, JPMIM since 2004; Vice President
Secretary (2005)                    (Legal Advisory) of Merrill Lynch Investment Managers, L.P. from 2000 to 2004;
                                    attorney associated with Kirkpatrick & Lockhart LLP from 1997 to 2000.

Elizabeth A. Davin (1964),          From 2004 to present, Senior Counsel, JPMorgan Chase & Co.; Assistant General
Assistant Secretary (2004)**        Counsel and Associate General Counsel and Vice President, Gartmore Global
                                    Investments, Inc. from 1999 to 2004.

Jessica K. Ditullio (1962),         Various attorney positions for Bank One Corporation (now known as JP Morgan Chase &
Assistant Secretary (2004)**        Co.) since 1990.

Nancy E. Fields (1949), Assistant   From October 1999 to present, Director, Mutual Fund Administration, One Group
Secretary (2004)**                  Administrative Services, Inc. (now know as JPMorgan Funds Management, Inc.), and
                                    Senior Project Manager, Mutual Funds, One Group Dealer Services, Inc. (now known as
                                    JPMorgan Distribution Services, Inc.) From July 1999 to October 1999, Project
                                    Manager, One Group, Banc One Investment Advisors Corporation (now known as JPMorgan
                                    Investment Advisors, Inc.)

Avery P. Maher (1945),              Vice President and Assistant General Counsel, JPMIM since 2004; Second Vice
Assistant Secretary (2004)          President and Assistant Secretary of John Hancock Advisers, LLC, from 1992 to 2004.

Alaina V. Metz (1967),              Vice President, BISYS Fund Services, Inc. since 1995.
Assistant Secretary (2001)*

Suzanne E. Cioffi (1967),           Vice President, JPMIM, responsible for mutual fund financial reporting.  During
Assistant Treasurer (2005)          the past five years, Ms. Cioffi has overseen various fund accounting, custody and administration conversion projects for JPMIM.

Christopher D. Walsh (1965),        Vice President, JPMIM; Mr. Walsh manages all aspects of institutional and retail
Assistant Treasurer (2004)          mutual fund administration and vendor relationships within the mutual funds, commingled/ERISA funds, 3(c)(7) funds, hedge funds and LLC products. Prior to joining JPMorgan in 2000, he was a director from 1996 to 2000 of Mutual Fund
                                    Administration at Prudential Investments.

      NAME (YEAR OF BIRTH),
      POSITIONS HELD WITH                                            PRINCIPAL OCCUPATIONS
       THE FUNDS (SINCE)                                              DURING PAST 5 YEARS
---------------------------------   -----------------------------------------------------------------------------------
Stephen M. Ungerman (1953), Chief   Vice President, JPMIM; previously, head of Fund Administration - Pooled Vehicles.
Compliance Officer (2004)           Prior to joining J.P. Morgan Chase & Co. in 2000, he held a number of positions in
                                    Prudential Financial's asset management business, including Associate General
                                    Counsel, Tax Director and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer for all mutual funds managed by Prudential.



*    The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
** The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43271.

     As of April 1, 2005, the Trustees and officers as a group owned less than 1% of the shares of each Portfolio.


                                 CODES OF ETHICS


     The Trusts, JPMIM, its affiliated sub-advisers, and JPMDS have each adopted codes of ethics under Rule 17j-1 of the 1940 Act.

     The Trusts' code of ethics includes policies which require "access persons" (as defined in Rule 17j-1) to: (i) place the interest of Trust Shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Trusts or a Portfolio. The Trusts' code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Trusts or a Portfolio; (ii) making to the Trusts or a Portfolio any untrue statement of a material fact or omit to state to the Trusts or a Portfolio a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Trusts or a Portfolio; or (iv) engaging in any manipulative practice with respect to the Trusts or a Portfolio. The Trusts' code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by a Portfolio so long as such investment transactions are not in contravention of the above noted policies and prohibitions.

     The code of ethics adopted by JPMIM requires that all employees must: (i) place the interest of the accounts which are managed by JPMIM first; (ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their position. Employees of JPMIM are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Portfolio's Prospectuses or SAI and effecting or facilitating a mutual fund transaction to engage in market timing. JPMIM's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by a Portfolio subject to certain restrictions. However, all employees are required to preclear securities trades (except for certain types of securities such as non-proprietary mutual fund shares and U.S. government securities). Each of JPMIM's affiliated sub-advisers has also adopted the code of ethics described above.

     JPMDS's code of ethics requires that all employees of JPMDS must: (i) place the interest of the accounts which are managed by affiliates of JPMDS first;
(ii) conduct all personal securities transactions in a manner that is consistent with the code of ethics and the individual employee's position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of their positions. Employees of JPMDS are also prohibited from certain mutual fund trading activity including "excessive trading" of shares of a mutual fund as such term is defined in the applicable Portfolio's Prospectuses or SAI or effecting or facilitating a mutual fund transaction to engage in market timing. JPMDS's code of ethics permits personnel subject to the code to invest in securities including securities that may be purchased or held by the Portfolios subject to the policies and restrictions in such code of ethics.


                     PROXY VOTING PROCEDURES AND GUIDELINES


     The Board of Trustees of the Portfolios has delegated to the Portfolio's investment adviser, JPMIM, and its affiliated advisers, proxy voting authority with respect to the Portfolios' portfolio securities. Most of the securities in which the Portfolios invest, however, are rarely required, or permitted, to vote. To ensure that the proxies of portfolio companies are voted in the best interests of the Portfolios, the Portfolios' Board of Trustees has adopted JPMIM's detailed proxy voting procedures ("Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.

     The Guidelines have been developed with the objective of encouraging corporate action that enhances shareholder value. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated advisers have encountered globally, based on many years of collective investment management experience.

     To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, currently Institutional Shareholder Services, Inc. ("ISS") in the United States, to perform certain services otherwise carried out or coordinated by the proxy administrator.


     Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between a Portfolio on the one hand, and the Portfolio's investment adviser, principal underwriter or an affiliate of any of the foregoing, on the other hand) and ensure that the proxy vote is cast in the best interests of the Portfolio. When a potential material conflict of interest has been identified, the proxy administrator and a subgroup of proxy committee members (composed of a member from the Investment Department and one or more members from the Legal, Compliance or Risk Management Departments) will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to the ISS, which will vote in accordance with its own recommendation.

     The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:

     - Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries proxy statements are not mailed at all and in some locations the deadline for voting is two to four days after the initial announcement that a vote is to be solicited. JPMIM also considers the cost of voting in light of the expected benefit of the vote.

     - Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change. JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

     - JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.

     - JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     - JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     - JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

     - JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

     - JPMIM reviews shareholder rights plans and poison pill proposals on a case-by-case basis; however JPMIM will generally vote against such proposals and vote for revoking existing plans.

     - Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients.

     - With respect to Asia, for routine proxies (e.g., in respect of voting at the Annual General Meeting of Shareholders) JPMIM's position is to neither vote in favor or against. For Extraordinary General Meetings of Shareholders, however, where specific issues are put to a shareholder vote, these issues are analyzed by the respective country specialist concerned. A decision is then made based on his or her judgment.


     In accordance with regulations of the SEC, the Portfolio's proxy voting records for the 12-month period ended June 30, 2004 are on file with the SEC.


     The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:

     - JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

     - JPMIM votes proposals to classify Boards on a case-by-case basis, but will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).

     - JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

     - JPMIM votes against proposals for a super-majority vote to approve a merger.

     - JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account the extent of dilution and whether the transaction will result in a change in control.


     - JPMIM votes proposals on a stock option plan, based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders' equity and dilution to voting power. JPMIM generally considers other management compensation proposals on a case-by-case basis.

     - JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

                          PORTFOLIO HOLDINGS DISCLOSURE

     As described in the Prospectuses and pursuant to the Portfolios' Portfolio Holdings Disclosure Policy, no sooner than 30 days after month end, the Portfolios will make available to the public, upon request to the Portfolios (1-800-480-4111), an uncertified complete schedule of its portfolio holdings as of the last day of that prior month.

     The Portfolios' publicly available uncertified complete list of portfolio holdings information, as described above, may also be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies and financial intermediaries, and affiliated persons of the Portfolios and (ii) clients of the Adviser or its affiliates that invest in the Portfolios or such clients' consultants. No compensation or other consideration is received by the Portfolios or the Adviser, or any other person for these disclosures. A list of the entities that receive the Portfolios' portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

     [Will provide info]

In addition, certain service providers to the Portfolios or the Adviser, Administrator or Distributor may for legitimate business purposes receive the Portfolios' holdings information earlier than 30 days after month end, such as sub-advisers, rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Portfolio transactions and in providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Portfolio (released quarterly ten days after trade date), transfer agents and entities providing CDSC financing (released weekly one day after trade date). When a Portfolio redeems a shareholder in kind, the shareholder generally receives its proportionate share of the Portfolio's holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. "Conditions of confidentiality" include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Disclosure of a Portfolio's securities as an exception to the Portfolios' normal business practice requires the business unit proposing such exception to identify a legitimate business purpose for the disclosure and submit the proposal to the Portfolio's Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by a Portfolio or the Adviser, or any other person for these disclosures. The Portfolios' Trustees will review annually a list of such entities that have received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Portfolios' shareholders on the one hand and the Portfolio's Adviser or any affiliated person of the Portfolio or such entities on the other hand by creating a structured review and approval process which seeks to ensure that disclosure of information about the Portfolio's securities is in the best interests of the Portfolio's shareholders. There can be no assurance, however that a Portfolio's policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.

     Portfolio holdings of each Portfolio will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust's Form N-CSRs and Form N-Qs will be available on the Portfolios' website at _______ and on the SEC website at www.sec.gov.

     The Portfolios also include information concerning the Portfolios' top ten holdings, and other related information, including statistical information about various financial characteristics of the Portfolio, in marketing materials that are posted on www.____________.com no sooner than 15 days after the end of each month. One day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Portfolios.

     Finally, the Portfolios release information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.


                               INVESTMENT ADVISER

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), between the Trust on behalf of the Portfolios and JPMIM, JPMIM serves as investment adviser, as discussed in the "General" section.


     Subject to the supervision of the Portfolios' Board of Trustees, the Adviser makes the Portfolios' day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the investments for the Portfolios. Effective October 1, 2003, JPMIM became a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc., which is a wholly owned subsidiary of JPMorgan Chase. Prior to October 1, 2003, JPMIM was a wholly owned subsidiary of JPMorgan Chase. JPMIM is a registered investment adviser under the Investment Advisers Act of 1940, as amended. JPMIM acts as investment adviser to individuals, governments, corporations, employee benefit plans, labor unions and state and local governments, mutual funds and other institutional investors. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

     Certain of the assets of employee benefit accounts under the Adviser's management are invested in commingled pension trust funds for which JPMorgan Chase Bank, N.A. ("JPMorgan Chase Bank") serves as trustee.

     Under separate agreements, JPMorgan Chase Bank and JPMorgan Funds Management, Inc. (formerly One Group Administrative Services, Inc.) ("JPMFM"), and JPMDS provide certain financial, fund accounting, recordkeeping and administrative services to the Trust and the Portfolios. JPMDS is the distributor for the Portfolios. JPMorgan Chase Bank, JPMFM and JPMDS are each affiliates of the Adviser. See the "Custodian," "Administrator," and "Distributor" sections.

     JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase has a long history of offering a wide range of banking and investment services to customers throughout the United States and the world. The firm, through its predecessor companies, has been in business for over a century.

     The investment advisory services the Adviser provides to the Portfolios are not exclusive under the terms of the Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives, and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Portfolios. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Portfolios. See the "Portfolio Transactions" section.


     The Portfolios are managed by employees of the Adviser who, in acting for their customers, including the Portfolios, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of their affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Portfolios.


     Prior to September 1, 2003, Robert Fleming Inc. was the investment adviser to the Mid Cap Value Portfolio. On September 1, 2003, Robert Fleming Inc. merged into JPMIM. The investment advisory services and personnel providing investment advice have not changed as a result of the merger.

     As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Advisory Agreement, the Trust, on behalf of the Portfolios, has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to the annual rate of each Portfolio's average daily net assets.

     The table below sets forth the investment advisory fees paid by the following Portfolios to the Adviser, with respect to the fiscal periods indicated (amounts in thousands):


                                                       REIMBURSEMENT                             PAID
                                               FISCAL YEAR ENDED DECEMBER 31,        FISCAL YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------------------------
NAME OF PORTFOLIO                             2002         2003         2004         2002         2003         2004
----------------------------------------------------------------------------------------------------------------------
Bond Portfolio                                    N/A          N/A                $      268   $      306
U.S. Large Cap Core Equity Portfolio              N/A          N/A                $      181   $      165
Mid Cap Value Portfolio*                   $       16   $       19                $       46   $      117
Small Company Portfolio                           N/A          N/A                $      264   $      257
International Equity Portfolio                    N/A          N/A                $      136   $      165


*    The Portfolio's inception date is 9/28/01.

     The Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specially approved thereafter annually in the same manner as the Distribution Agreements. See the "Distributor" section. The Advisory Agreement will terminate automatically if assigned and is terminable at anytime without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of a Portfolio's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

     The Trust's Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement or its affiliates, has approved the Advisory Agreement for the Portfolios, most recently at its meeting on December 8, 2004. Set forth below is a summary of the material factors evaluated by the Trustees in determining to approve the continuance of the Advisory Agreement.

     The Trustees had requested and evaluated extensive materials from the Adviser in preparation for the meeting, including performance and expense information for investment companies with investment objectives similar to those of each Portfolio compiled by Lipper Inc. ("Lipper"). Prior to voting, the Trustees reviewed the proposed approvals of the Advisory Agreement with representatives of the Adviser and with outside counsel to the Trust and received a memorandum from counsel discussing the legal standards for their consideration of the proposed continuances. The Trustees also discussed the proposed approvals in a private session with counsel at which no representatives of the Adviser were present. In reaching their determinations with respect to approval of the Advisory Agreement, the Trustees considered all factors they believed relevant, including the following:

            1.    comparative performance information;
            2. the nature, extent and quality of investment and administrative services rendered by the Adviser and its affiliates;
            3. payments received by the Adviser and its affiliates in respect of each Portfolio and all Portfolios as a group;
            4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to each Portfolio and to all Portfolios as a group;
            5.    comparative fee and expense data for each Portfolio and other investment companies with similar investment objectives;
            6.    the potential for the Portfolios to realize economies of scale for the benefit of investors as assets grow;
            7. policies and practices regarding allocation of portfolio transactions, including the benefits to the Adviser from soft dollar arrangements;
            8.    portfolio turnover rates of each Portfolio compared to other investment companies with similar investment objectives;
            9.    fall-out benefits to the Adviser and its affiliates from their relationships with the Portfolios;
            10. fees charged by the Adviser to other clients with similar investment objectives;
            11. the professional experience and qualifications of each Portfolio's portfolio management teams and other senior personnel of the Adviser; and
            12.   the terms of the Advisory Agreements.

     The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as Trustees of the Portfolios, their overall confidence in the Adviser's integrity and responsiveness to concerns raised by them in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Portfolios.

     In their deliberations, each Trustee attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

     The Trustees determined that the overall arrangements between each Portfolio and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant in the exercise of their business judgment. On this basis, the Trustees unanimously approved the continuance of the Advisory Agreement.

     The following factors were separately discussed by the Trustees in reaching their conclusions:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

     The Trustees noted that, under the Advisory Agreement, the Adviser, subject to the general supervision of the Trustees, manages the investment operations of each Portfolio in accordance with its investment objectives and policies as stated in its registration statement, and that the Adviser furnishes a continuous investment program for each Portfolio and determines from time to time what investments or securities will be purchased, retained, sold or lent, and what portion of the assets will be invested or held uninvested as cash. The Adviser also effects portfolio transactions as agent for the Portfolios; seeks best price and execution for purchases and sales; maintains books and records with respect to each Portfolio's securities transactions; and provides the Trustees with periodic and special reports.

     The Trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The Trustees noted that, for example, the Adviser is responsible for maintaining and monitoring its own and each Portfolio's compliance programs, and these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The Trustees considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. The quality of administrative services provided by JPMorgan Chase Bank, an affiliate of the Adviser, was also considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to each of the Portfolios.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

     At the request of the Trustees, the Adviser provided information concerning the profitability to JPMorgan Chase & Company of the investment advisory and administrative services provided to the Trust. The information was presented for the twelve months ended October 31, 2004 and for the year-earlier period, for each Portfolio separately and for the Trust as a whole, and showed profitability separately for investment advisory work, administrative services, shareholder servicing and on an aggregated basis. The Trustees also reviewed the audited financial statements of JPMorgan Chase & Company included in its 2003 annual report. The Trustees reviewed with senior officers of the Adviser and the Administrator responsible for the mutual fund business, the assumptions and methods of allocation it used in preparing the profitability data. It was stated that it was their belief that the methods of allocation used were reasonable, but it was noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Adviser where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

     The Trustees recognized that it is difficult to make comparisons of profitability from Portfolio investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of Portfolios it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the Trustees considered the effect of fall-out benefits on the Adviser's expenses. The Trustees recognized that, as a business matter, the Adviser was entitled to earn reasonable profits for their services to the Portfolios, although, in practice, the Adviser advised several of the Portfolios at a loss. Based on their review, the Trustees concluded that the Adviser's level of profitability from the Portfolios was not excessive.

INVESTMENT PERFORMANCE

     The Trustees considered the investment results of each of the Portfolios as compared to other Portfolios in its Lipper category and to a group of Portfolios with similar investment objectives selected by Lipper in consultation with the Adviser (the "Performance Group"). The Lipper data was for periods ended October 31, 2004 and prior periods. They also considered each Portfolio's performance compared to a widely recognized securities index. The index comparisons were for periods ended September 30, 2004. The Trustees also receive performance information for each Portfolio at regular Board meetings.

INVESTMENT ADVISORY FEES AND EXPENSE RATIOS

     The Trustees considered the Advisory fee rate paid by each Portfolio to the Adviser. The Trustees recognized that it is difficult to make comparisons of investment advisory fees because there are variations in the services that are included in the fees paid by other Portfolios. The Trustees also reviewed a Lipper analysis for each Portfolio intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain Portfolios (including the Portfolios) to the advisory or management fee rate.

     The Trustees also considered the fees the Adviser charges other registered investment companies with investment objectives similar to those of each of the Portfolios. The information showed that the advisory fee rates charged to the Portfolios were in each case equal to or lower than the fee rates charged by the Adviser to other Portfolios.

     The Adviser also manages accounts for institutional clients with investment objectives similar to those of each of the Portfolios. The Trustees noted that the fee rates payable by the Adviser's institutional clients may be lower than the rates paid by the Portfolios. The Trustees understood the differences in the scope of services the Adviser provides to institutional clients and to the Portfolios. For example, the Advisory Agreement requires the Adviser to maintain books and records of the Portfolios in accordance with the 1940 Act and to prepare regular presentations to the Trustees. The Trustees also recognized that the Portfolios, which are open-end, are constantly issuing and redeeming their shares, making them more difficult to manage than an institutional account, where assets are relatively stable. Accordingly, the Trustees did not place significant weight on these fee comparisons.

     The Trustees also examined the total expense ratio of each Portfolio in comparison to the expense ratio of selected funds in the same Lipper category (the "Expense Group"). The Trustees took note of situations in which JPMorgan Chase Bank reimbursed a portion of a Portfolio's expenses.

     With respect to investment performance, investment advisory fees and expense ratios, the following factors specific to individual Portfolios were considered by the Trustees in deciding to approve the continuation of the Advisory Agreement:

BOND PORTFOLIO

     INVESTMENT PERFORMANCE. The Trustees reviewed information showing performance of the Bond Portfolio compared to other funds in the Lipper A-rated Corporate Debt Fund category that underlie variable insurance products ("VIP funds"); to a Performance Group of 10 other VIP funds in the Lipper category (selected by Lipper); and to the Lehman Aggregate Bond Index. The comparative information showed that the Bond Portfolio's Lipper ranking (both in the Performance Group and in the Lipper category as a whole) for the year ended October 31, 2004 had improved significantly to the second quintile after having been in the fifth quintile in the preceding year and, on an annualized basis, in the third or fourth quintile over all prior periods. The Trustees also noted that the Bond Portfolio had outperformed the Lipper average in the third quarter of 2004 and for the year ended September 30, 2004, although it lagged the average slightly over the three- and five- year periods. The Trustees observed that the Bond Portfolio's results were below the Lehman index in all periods reviewed, but they noted that the Lipper average also underperformed the Lehman index in all periods other than calendar 2003, so they did not place significant weight on the comparison with the Lehman index. The Trustees concluded that the Bond Portfolio's investment results were satisfactory.

     INVESTMENT ADVISORY FEE AND EXPENSE RATIO. The Bond Portfolio's Expense Group consisted of the Performance Group plus two other VIP funds identified by the Adviser (a general bond fund and an intermediate investment-grade debt fund), and had average net assets ranging from $6 million to $1.7 billion. The Trustees noted that the Bond Portfolio's contractual advisory fee rate of 0.30% was well below the median and average management fee rates for the Expense Group and among the lowest in the Expense Group. Under a Lipper analysis intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain funds (including the Bond Portfolio) to the advisory or management fee rate, the Bond Portfolio's combined fee rate of 0.53% was slightly higher than the Expense Group median. The Trustees also noted that the Bond Portfolio's total expense ratio was somewhat higher than the median for the Expense Group, but well within the range of other funds in the Expense Group. The Trustees concluded that the expense ratio was acceptable.

U.S. LARGE CAP CORE EQUITY PORTFOLIO

     INVESTMENT PERFORMANCE. The Trustees reviewed information showing performance of the U.S. Large Cap Core Equity Portfolio compared to other VIP funds in the Lipper Large Cap Core Fund category; to a Performance Group of 15 other VIP funds in the Lipper category (14 selected by Lipper and one selected by the Adviser); and to the Standard & Poor's 500 Index. The comparative information showed that the U.S. Large Cap Core Equity Portfolio's Lipper ranking compared to the Performance Group was in the first quintile for the one-, two- and three-year annualized periods ended October 31, 2004, and that the U.S. Large Cap Core Equity Portfolio demonstrated steady improvement against both the Performance Group and the Lipper category as a whole over the five years then ended. The Trustees observed that the U.S. Large Cap Core Equity Portfolio's results were above the S&P 500 Index for the third quarter of 2004 and for the year ended September 30, 2004, although it lagged the index over the three- and five- year periods. The Trustees concluded that the U.S. Large Cap Core Equity Portfolio's investment results were highly satisfactory.

     INVESTMENT ADVISORY FEE AND EXPENSE RATIO. The U.S. Large Cap Core Equity Portfolio's Expense Group was the same as its Performance Group, and had average net assets ranging from $36 million to $113 million. The Trustees noted that the U.S. Large Cap Core Equity Portfolio's contractual advisory fee rate of 0.35% was the lowest in the Expense Group and well below the median and average management fee rates for the Expense Group. Under a Lipper analysis intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain funds (including the U.S. Large Cap Core Equity Portfolio) to the advisory or management fee rate, the U.S. Large Cap Core Equity Portfolio's combined fee rate of 0.469% was also the lowest in the Expense Group and significantly below the median.
The Trustees also noted that the U.S. Large Cap Core Equity Portfolio's total expense ratio was somewhat less than the median for the Expense Group. The Trustees concluded that the expense ratio was acceptable.

INTERNATIONAL EQUITY PORTFOLIO

     INVESTMENT PERFORMANCE. The Trustees reviewed information showing performance of the International Equity Portfolio compared to other VIP funds in the Lipper International Core Fund category; to a Performance Group of 16 other VIP funds in the Lipper category (14 selected by Lipper and two by the Adviser); and to the Morgan Stanley Capital International Europe, Asia and Far East Index (the "MSCI EAFE Index"). The comparative information showed that the International Equity Portfolio's Lipper ranking compared to the Performance Group and to the Lipper category as a whole was in the second or third quintile for all annualized periods under review, although it was in the fourth quintile for certain individual years. The Trustees observed that the International Equity Portfolio's results were above the MSCI EAFE Index for the third quarter of 2004, and above the Lipper average for that quarter and for the year ended September 30, 2004, although it lagged both the MSCI EAFE Index and the Lipper average over the three- and five- year periods then ended. The Trustees concluded that the International Equity Portfolio's investment results were satisfactory.

     INVESTMENT ADVISORY FEE AND EXPENSE RATIO. The International Equity Portfolio's Expense Group consisted of the Performance Group plus one other VIP fund identified by the Adviser (an international value fund), and had average net assets ranging from $20 million to $1.5 billion. The Trustees noted that the International Equity Portfolio's contractual advisory fee rate of 0.60% was the lowest in the Expense Group and well below the median and average management fee rates for the Expense Group. Under a Lipper analysis intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain funds (including the International Equity Portfolio) and deducting waivers and reimbursements received by certain funds (including the International Equity Portfolio) to the advisory or management fee rate, the International Equity Portfolio's combined fee rate of 0.234% was also the lowest in the Expense Group and significantly below the median. The Trustees noted that this Lipper analysis gave effect to an expense reimbursement by JPMorgan Chase Bank (discussed below).

The Lipper data showed that the International Equity
Portfolio's total expense ratio was slightly higher than the median for the Expense Group, but well within the range of other funds in the Expense Group. The Trustees noted that JPMorgan Chase Bank had agreed contractually through April 30, 2005 to reimburse the International Equity Portfolio to the extent total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.20% of its average daily net assets, and that, without this waiver (which amounted to 0.36% of average daily net assets in 2003), the International Equity Portfolio's expense ratio would be higher but still within the range of the Expense Group. The Trustees concluded that the expense ratio was acceptable.

SMALL COMPANY PORTFOLIO

     INVESTMENT PERFORMANCE. The Trustees reviewed information showing performance of the Small Company Portfolio compared to other VIP funds in the Lipper Small Cap Core Fund category; to a Performance Group of 14 other VIP funds in the Lipper category (selected by Lipper); and to the Standard & Poor's 600 Small Cap Index. The comparative information showed that the Small Company Portfolio's Lipper ranking compared to the Performance Group and the Lipper category as a whole was in the first quintile for the one-year period ended October 31, 2004 and, on an annualized basis, in the second quintile for the preceding year. The Trustees noted steady improvement in the Small Company Portfolio's annualized Lipper ranking over the five years under review, although they also noted that the Small Company Portfolio's performance in individual years varied widely. The Trustees observed that the Small Company Portfolio's results were above the S&P 600 Index and the Lipper average for the third quarter of 2004 and for the year ended September 30, 2004, although it lagged the index and the Lipper average over the three- and five- year periods. The Trustees concluded that the Small Company Portfolio's investment results were satisfactory.

     INVESTMENT ADVISORY FEE AND EXPENSE RATIO. The Small Company Portfolio's Expense Group was the same as its Performance Group, and had average net assets ranging from $23 million to $65 million. The Trustees noted that the Small Company Portfolio's contractual advisory fee rate of 0.60% was well below the median and average management fee rates for the Expense Group. Under a Lipper analysis intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain funds (including the Small Company Portfolio) to the advisory or management fee rate, the Small Company Portfolio's combined fee rate of 0.726% was slightly below the Expense Group median. The Trustees also noted that the Small Company Portfolio's total expense ratio was slightly above the median for the Expense Group, but well within the range of other funds in the Expense Group. The Trustees concluded that the expense ratio was acceptable.

MID CAP VALUE PORTFOLIO

     INVESTMENT PERFORMANCE. The Trustees reviewed information showing performance of the Mid Cap Value Portfolio compared to other VIP funds in the Lipper Mid-Cap Core Fund category; to a Performance Group of 15 other VIP funds in the Lipper category (14 selected by Lipper and one by the Adviser); and to the Russell Mid Cap Value Index. The comparative information showed that the Mid Cap Value Portfolio's Lipper ranking compared to the Performance Group and to the Lipper category as a whole was in the first or second quintile for all annualized periods under review (the one-, two- and three-year periods ended October 31, 2004). The Trustees observed that the Mid Cap Value Portfolio's results were above the the Lipper average for all periods and above the Russell index in most periods. The Trustees concluded that the Mid Cap Value Portfolio's investment results were highly satisfactory.

     INVESTMENT ADVISORY FEE AND EXPENSE RATIO. The Mid Cap Value Portfolio's Expense Group consisted of the Performance Group plus two other VIP funds identified by the Adviser (both mid-cap value funds), and had average net assets ranging from $6 million to $279 million. The Trustees noted that the Mid Cap Value Portfolio's contractual advisory fee rate of 0.70% was below the median and average management fee rates for the Expense Group. Under a Lipper analysis intended to enhance comparability of fee rates by adding a portion of the administrative fees paid by certain funds (including the Mid Cap Value Portfolio) and deducting waivers and reimbursements received by certain funds (including the Mid Cap Value Portfolio) to the advisory or management fee rate, the Mid Cap Value Portfolio's combined fee rate of 0.116% was the lowest in the Expense Group and significantly below the median. The Trustees noted that this Lipper analysis gave effect to an expense reimbursement by JPMorgan Chase Bank (discussed below) and, accordingly, they did not place significant weight on this comparison in evaluating the appropriateness of the advisory fee.

     The Lipper data showed that the Mid Cap Value Portfolio's total expense ratio was equal to the median for the Expense Group. The Trustees noted that JPMorgan Chase Bank had agreed contractually through April 30, 2005 to reimburse the Mid Cap Value Portfolio to the extent total annual operating expenses (excluding interest, taxes and extraordinary expenses) exceed 1.25% of its average daily net assets, and that certain service providers had voluntarily waived or reimbursed their fees. The Trustees recognized that, without the contractual waiver by JPMorgan Chase Bank (which amounted to 0.33% of average daily net assets in 2003) and the voluntary waivers (which amounted to approximately 0.25%), the Mid Cap Value Portfolio's expense ratio would be significantly higher, which the Trustees understood was largely attributable to the Mid Cap Value Portfolio's small size (approximately $17 million). The Trustees concluded that the expense ratio was acceptable.

FALL-OUT BENEFITS

     The Trustees considered that the Adviser benefits from soft dollar arrangements because it receives brokerage and research services from brokers that execute the Portfolios' securities transactions. The Trustees reviewed information from the Adviser's Soft Dollar Oversight Committee, including lists of the principal counterparties executing soft dollar trades and the principal providers of third-party research and market data, and the soft ratio that the Adviser had negotiated.

     The Trustees also considered that JPMorgan Chase Bank, an affiliate of the Adviser, earns fees from the Portfolios for providing administrative services and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees.

ECONOMIES OF SCALE

     The Trustees noted that the investment advisory fee schedules for the Portfolios do not contain breakpoints. The Trustees considered the small size of each Portfolio and the unprofitability of most of the Portfolios to the Adviser and to JPMorgan Chase & Company, and they concluded that it would not be necessary to consider the implementation of fee breakpoints at least in the coming year.


PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED (As of December 31, 2004)

The following tables show information regarding all of the other accounts managed by each portfolio manager as of December 31, 2004:


                           --------------------------------------------------------------------------------------
                                                                 OTHER POOLED
                                REGISTERED INVESTMENT             INVESTMENT
                                     COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                           --------------------------------------------------------------------------------------
                             NUMBER OF                       NUMBER OF     TOTAL      NUMBER OF
                             ACCOUNTS       TOTAL ASSETS     ACCOUNTS      ASSETS     ACCOUNTS      TOTAL ASSETS
                           -------------   --------------   -----------   --------   -----------   --------------
BOND PORTFOLIO



INTERNATIONAL EQUITY
PORTFOLIO



MID CAP VALUE PORTFOLIO

                           --------------------------------------------------------------------------------------
                                                                 OTHER POOLED
                                REGISTERED INVESTMENT             INVESTMENT
                                     COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                           --------------------------------------------------------------------------------------
                             NUMBER OF                       NUMBER OF     TOTAL      NUMBER OF
                             ACCOUNTS       TOTAL ASSETS     ACCOUNTS      ASSETS     ACCOUNTS      TOTAL ASSETS
                           -------------   --------------   -----------   --------   -----------   --------------
SMALL COMPANY PORTFOLIO



U.S. LARGE CAP CORE
EQUITY PORTFOLIO





The following table shows information on the other accounts managed by each portfolio manager that have advisory fees wholly or partly based on performance:


                                                  PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                           --------------------------------------------------------------------------------------
                                                                 OTHER POOLED
                                REGISTERED INVESTMENT             INVESTMENT
                                     COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                           --------------------------------------------------------------------------------------
                             NUMBER OF         TOTAL         NUMBER OF     TOTAL      NUMBER OF
                             ACCOUNTS          ASSETS        ACCOUNTS      ASSETS     ACCOUNTS      TOTAL ASSETS
                           -------------   --------------   -----------   --------   -----------   --------------
BOND PORTFOLIO



INTERNATIONAL EQUITY
PORTFOLIO



MID CAP VALUE PORTFOLIO



SMALL COMPANY PORTFOLIO



                                                  PERFORMANCE BASED FEE ADVISORY ACCOUNTS
                           --------------------------------------------------------------------------------------
                                                                 OTHER POOLED
                                REGISTERED INVESTMENT             INVESTMENT
                                     COMPANIES                     VEHICLES                 OTHER ACCOUNTS
                           --------------------------------------------------------------------------------------
                             NUMBER OF         TOTAL         NUMBER OF     TOTAL      NUMBER OF
                             ACCOUNTS          ASSETS        ACCOUNTS      ASSETS     ACCOUNTS      TOTAL ASSETS
                           -------------   --------------   -----------   --------   -----------   --------------
U.S. LARGE CAP CORE
EQUITY PORTFOLIO



POTENTIAL CONFLICTS OF INTERESTS

     As shown in the above table, the portfolio managers may manage accounts in addition to the identified registered investment companies. The potential for conflicts of interest exists when the Adviser and its portfolio managers manage other accounts with similar investment objectives and strategies as the Portfolio ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

     JPMIM. Responsibility for managing the Adviser's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

     The Adviser may receive more compensation with respect to certain Similar Accounts than that received with respect to the Portfolio or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for the Adviser or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, the Adviser could be viewed as having a conflict of interest to the extent that the Adviser has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in the Adviser's employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. The Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If the Adviser manages accounts that engage in short sales of securities of the type in which the Portfolio invests, the Adviser could be seen as harming the performance of the Portfolio for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

     The Adviser has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example,

     Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with the Adviser's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a DE MINIMIS allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, the adviser may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

     Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser attempts to mitigate any potential unfairness by basing non-pro rata allocations upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser so that fair and equitable allocation will occur over time.

PORTFOLIO MANAGER COMPENSATION

     JPMIM. The Adviser's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock, in some cases, mandatory deferred compensation. These elements reflect individual performance and the performance of the Adviser's business as a whole.

     Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. Each portfolio manager's performance with respect to the mutual funds he or she manages is evaluated relative to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long-term.

     Stock awards are granted as part of an employee's annual performance bonus and comprise from 0% to 35% of a portfolio manager's total award. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock, also increases. Certain investment professionals may also be subject to a mandatory deferral of a portion of their compensation into proprietary mutual funds based on long-term sustained investment performance.

OWNERSHIP OF SECURITIES

The following table indicates the dollar range of securities of each fund beneficially owned by the Fund's lead portfolio managers as of December 31, 2004, the Funds' most recent fiscal year end.

                                                      AGGREGATE DOLLAR RANGE OF SECURITIES IN FUND

                                          $1-        $10,001-       $50,001-        $100,001-       $500,001 -         OVER
                             NONE       $10,000       $50,000       $100,000         $500,000       $1,000,000      $1,000,000
------------------------------------------------------------------------------------------------------------------------------
BOND PORTFOLIO

INTERNATIONAL EQUITY
PORTFOLIO

MID CAP VALUE PORTFOLIO

SMALL COMPANY PORTFOLIO

U.S. LARGE CAP CORE
EQUITY PORTFOLIO

                        ADMINISTRATIVE SERVICES AGREEMENT


     The Trust has entered into an Administrative Services Agreement with JPMFM, an affiliate of JPMIM, effective February 19, 2005. Prior to that date, JPMorgan Chase Bank provided these services. Pursuant to the Administrative Services Agreement, JPMFM provides or arranges for the provision of certain financial and administrative services and oversees fund accounting for the Trust. The services to be provided by JPMFM under the Administrative Services Agreement include, but are not limited to, services related to taxes, financial statements, calculation of Portfolio performance data, oversight of service providers, certain regulatory and Board of Trustees matters, and shareholder services. In addition, JPMFM is responsible for reimbursing the Trust for certain usual and customary expenses incurred by the Trust including, without limitation, transfer, registrar and dividend disbursing costs, custody fees, legal and accounting expenses, fees of the Trust's co-administrator, insurance premiums, compensation and expenses of the Trustees, expenses of preparing, printing and mailing prospectuses reports, notices and proxies to shareholders, registration fees under federal securities laws and filing fees under state securities laws.

     For providing its services under the Administrative Services Agreement, JPMFM receives monthly compensation from the Trust at annual rates computed as described under in the Prospectuses. JPMFM pays a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Portfolios' sub-administrator. The Administrative Services Agreement also provides that, as to each Portfolio, until _____________, the aggregate fees, expressed in dollars, payable by such Portfolio under the Administrative Services Agreement and the Advisory Agreement will not exceed the expenses (excluding extraordinary expenses) that would have been payable by such Portfolio assuming (i) the Prior Management Agreement described in the next paragraph remained in effect in accordance with its terms, (ii) the asset levels were the same during the relevant periods, (iii) no effect was given to the voluntary expense reimbursement arrangements or other limitation on expenses under such prior agreement and (iv) the expenses the Portfolio would have been charged were adjusted to render comparable the extent and level of services provided under the Prior Management Agreement, on the one hand, and the Administrative Services Agreement and Advisory Agreement, on the other.


     Pursuant to the Administrative Services Agreement, as amended, for the fiscal periods indicated in the table below, JPMorgan reimbursed the Portfolios for expenses or was paid fees by the Portfolios under this agreement as follows (amounts in thousands):


                                                   REIMBURSEMENT                         PAID
                                           FISCAL YEAR ENDED DECEMBER 31,   FISCAL YEAR ENDED DECEMBER 31,
                                           ------------------------------   ------------------------------
NAME OF PORTFOLIO                            2002       2003       2004       2002       2003       2004
----------------------------------------   --------   --------   --------   --------   --------   --------
Bond Portfolio                                  N/A        N/A              $    109   $    234

U.S. Large Cap Core Equity Portfolio            N/A        N/A              $     19   $     56

Mid Cap Value Portfolio*                   $     93   $     78                   N/A        N/A

Small Company Portfolio                    $      6        N/A                   N/A   $     54

International Equity Portfolio             $     73   $    101                   N/A        N/A


----------
*    The Portfolio's inception date is 9/28/01.

     The Administrative Services Agreement may be amended only by mutual written consent.

     The Administrative Services Agreement was last approved by the Board of Trustees on December 3, 2002. The Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Board of Trustees or JPMorgan on not more than 60 days' nor less than 30 days' written notice to the other party.




     [Under a former Co-Administration Agreement with the Trust and the Portfolios dated January 1, 1997, Funds Distributor, Inc. ("FDI") served as the Trust's and the Portfolios' Co-administrator. FDI served as Co-administrator under such agreement until its termination on May 1, 2001.

     For its services under the Co-Administration Agreement, each Portfolio had agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and other investment companies subject to similar agreements with FDI.

     For the fiscal periods indicated in the table below, the fees for these services amounted to the following (amounts in thousands):

NAME OF PORTFOLIO                                 FISCAL YEAR ENDED 12/31/01*
-------------------------------------------       --------------------------
Bond Portfolio                                                   $    306
U.S. Large Cap Core Equity Portfolio                             $     93
Small Company Portfolio                                          $    121
International Equity Portfolio                                   $    196


*    Amounts are through 4/30/01, termination of the contract.]


                                   DISTRIBUTOR


     JPMDS serves as the Trust's exclusive distributor and holds itself available to receive purchase orders for shares of each of the Portfolios. In that capacity, JPMDS has been granted the right, as agent of the Portfolios, to solicit and accept orders for the purchase of each of the Portfolio's shares in accordance with the terms of the Distribution Agreement between the Trust, on behalf of the Portfolios, and JPMDS. Under the terms of the Distribution Agreement between JPMDS and the Trust, on behalf of the Portfolios, JPMDS receives no compensation in its capacity as Distributor. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank and is a direct wholly owned subsidiary of JPMorgan Chase. The principal offices of JPMDS are located at 1111 Polaris Parkway, Columbus, OH 43271.

     Unless otherwise terminated, the Distribution Agreement will continue in effect until October 31, 2005 and will continue thereafter for successive one-year terms if approved at least annually by: (a) the vote of a majority of those members of the Board of Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting for the purpose of voting on such approval and (b) the vote of the Board of Trustees or the vote of a majority of the outstanding voting securities of the Portfolio. The Distribution Agreement may be terminated without penalty on not less than 60 days' prior written notice, by the Board of Trustees, by vote of majority of the outstanding voting securities of the Portfolio or by JPMDS.
The termination of the Distribution Agreement with respect to one Portfolio will not result in the termination of the Distribution Agreement with respect to any other Portfolio. The Distribution Agreement may also be terminated in the event of its assignment, as defined in the 1940 Act. JPMDS is a broker-dealer registered with the SEC and is a member of the National Association of Securities Dealers, Inc.

     Prior to February 19, 2005, J.P. Morgan Fund Distributors, Inc., a wholly-owned indirect subsidiary of The BISYS Group, Inc., served as the Trust's distributor.


                                    CUSTODIAN


     Pursuant to the Global Custody and Fund Accounting Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated February 19, 2005, JPMorgan Chase Bank serves as the Portfolios' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.

     For fund accounting services, the Portfolios will pay to JPMorgan Chase Bank the higher of (a) the Portfolios' pro rata share of an annual complex-wide charge on the average daily net assets of all funds in an asset category as follows:

     U.S. EQUITY FUNDS:
     0.012% of the first $10 billion
     0.005% on the next $10 billion
     0.004% on the next $10 billion

     0.0025% for such assets over $30 billion
     U.S. FIXED INCOME FUNDS
     0.010% of the first $10 billion
     0.0075% on the next $10 billion
     0.0050% on the next $10 billion
     0.0025% for such assets over $30 billion

     INTERNATIONAL FUNDS (except emerging markets funds)
     0.03% of the first $10 billion
     0.025% for such assets over $10 billion

     or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per fund is

     $20,000 for U.S. equity and U.S. fixed income funds
     $25,000 for international funds (except emerging markets funds)

     In addition, there is a $2,000 annual charge for each additional share class.

     For custodian services, each Portfolio pays to JPMorgan Chase Bank safekeeping fees of between 0.001% and 0.6% of assets held by JPMorgan Chase Bank (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, and fees between $7.00 and $150 for securities trades (depending on the domicile in which the trade is settled).


     JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


     Boston Financial Data Services, Inc. ("BFDS" or "Transfer Agent"), 2 Heritage Drive, North Quincy, Massachusetts 02171 serves as each Portfolio's transfer and dividend disbursing agent. As transfer agent and dividend disbursing agent, BFDS is responsible for maintaining account records detailing the ownership of Portfolio shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts.

          Prior to February 19, 2005, DST Systems, Inc. served as each fund's transfer and dividend disbursing agent

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The independent registered public accounting firm of the Trust and the Portfolios is PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of each of the Portfolios, assists in the preparation and/or review of each of the Portfolios and assists in the preparation and/or review of each Portfolio's federal and state income tax returns.


                               PAYMENT OF EXPENSES


     JPMFM is obligated to assume the cost of certain administrative expenses for the Trust, as described herein and in the Prospectuses. The Trust is responsible for JPMIM's fees as investment adviser pursuant to the Investment Advisory Agreement and for JPMorgan Chase Bank's fees for its services pursuant to the Administrative Services Agreement. In addition, the Trust pays all extraordinary expenses not incurred in the ordinary course of the Trust's business including, but not limited to, litigation and indemnification expenses; interest charges; material increases in Trust expenses due to occurrences such as significant increases in the fee schedules of the custodian or the transfer agent or a significant decrease in the Trust's asset level due to changes in tax or other laws or regulations; or other such extraordinary occurrences outside of the ordinary course of the Trust's business. See "Offering and Redemption of Shares" below.


                             PORTFOLIO TRANSACTIONS

     On behalf of the Portfolios, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Portfolios unless otherwise prohibited. See "Investment Strategies and Policies."

     Fixed income and debt securities and municipal bonds and notes are generally traded at a net price with dealers acting as principal for their own accounts without a stated commission. The price of the security usually includes profit to the dealers. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain securities may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Portfolio transactions for a Portfolio will be undertaken principally to accomplish the Portfolio's objective in relation to expected movements in the general level of interest rates. The Portfolios may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies-Portfolio Turnover".

     In connection with Portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Portfolios to pay a broker-dealer which provides brokerage and research services to the Adviser, the Portfolios and/or other accounts for which the Adviser exercise investment discretion an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Portfolios. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Portfolios and their reasonableness in relation to the benefits to the Portfolios. The term "brokerage and research services" includes (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

     For the fiscal year ended December 31, 2003, the Mid Cap Value, Small Company, and U.S. Large Cap Core Equity Portfolios paid $2,157.50, $4,714.48, and $22,288.32, respectively, in brokerage commissions to brokers and dealers who provided research services. These commissions represented

9.40%, 9.39%, and 29.91%, respectively, of the total brokerage commissions paid by the Portfolios for the fiscal year period.

     Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreements. The fees that the Portfolios pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Portfolios' transactions are used to obtain such services, the brokerage commissions paid by the Portfolios will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients, and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Portfolios. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.

     Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Portfolio's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Portfolio and persons who are affiliated with such persons are prohibited from dealing with the Portfolio as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Portfolio to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. An affiliated person of a Portfolio may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Portfolio may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Boards of Trustees of each Portfolio that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.

     On those occasions when the Adviser deems the purchase or sale of a security to be in the best interests of a Portfolio as well as other customers including other Portfolios, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Portfolio. In some instances, this procedure might adversely affect a Portfolio.

     If a Portfolio that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Portfolio will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Portfolio may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

     Each Portfolio expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of a Portfolio. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Portfolio and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

     The Portfolios paid the following brokerage commissions for the indicated periods:


                                                          FISCAL YEAR    FISCAL YEAR    FISCAL YEAR
                                                              ENDED         ENDED           ENDED
                                                            12/31/01       12/31/02       12/31/03
                                                          ------------   ------------   ------------
BOND PORTFOLIO
   Total Brokerage Commissions                            $         24   $         20   $         23
   Brokerage Commissions to Affiliated Broker Dealers               --             --             --
U.S. LARGE CAP CORE EQUITY PORTFOLIO
   Total Brokerage Commissions                            $         59   $         61   $         50
   Brokerage Commissions to Affiliated Broker Dealers               --             --             --
MID CAP VALUE PORTFOLIO
   Total Brokerage Commissions                            $          1   $         12   $         23
   Brokerage Commissions to Affiliated Broker Dealers               --             --             --
SMALL COMPANY PORTFOLIO
   Total Brokerage Commissions                            $         55   $        153   $         73
   Brokerage Commissions to Affiliated Broker Dealers               --             --             --
INTERNATIONAL EQUITY PORTFOLIO
   Total Brokerage Commissions                            $         84   $         80   $         74
   Brokerage Commissions to Affiliated Broker Dealers               --             --             --



     Allocation of transactions, including their frequency, to various broker-dealers is determined by JPMIM based on its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, in selecting broker-dealers to execute a particular transaction, and in evaluating the best overall terms available, JPMIM is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act) provided to the Portfolios and/or other accounts over which JPMIM exercises investment discretion. JPMIM may cause a Portfolio to pay a broker-dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that JPMIM determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, and viewed in terms of either the particular transaction or the overall responsibilities of JPMIM to the Portfolios. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy. Policyowners of the Portfolios should understand that the services provided by such brokers may be useful to JPMIM in connection with its services to other clients.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by JPMIM, and does not reduce the advisory fees payable to JPMIM by the Portfolios. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     In an effort to minimize the potential conflicts of interest that arise with the types of "soft-dollar" transactions described above:

     - Beginning on February 19, 2005, JPMIM will not enter into any new soft-dollar arrangement with respect to its U.S. mutual fund clients whereby a broker is paying for services; and

     - All soft-dollar arrangements with respect to U.S. mutual fund clients that were in existence as of February 19, 2005 whereby a broker is paying for services will terminate as they are fulfilled and will not be renewed by JPMIM.

     Because JPMIM may have soft-dollar commitments with respect to U.S. mutual fund clients that were entered into prior to February 19, 2005, it is expected that there may be annual invoices for bills that are paid by soft-dollar brokers for services that are not to be delivered until a later date. In addition, JPMIM may have unused soft dollar credits with respect to U.S. mutual fund clients in connection with brokerage commissions for periods prior to February 19, 2005. Such soft dollar credits with respect to U.S. mutual fund clients will be used to pay for services from the broker until the soft dollar credit balance is zero. Finally, JPMIM entered into soft-dollar arrangements for services that were provided by brokers prior to February 19, 2005, but for which JPMIM has not yet fulfilled its soft-dollar commitments under those arrangements.

     While JPMIM is in the process of terminating soft dollar arrangements for research services (such as Bloomberg or Factset) with respect to its U.S. mutual fund clients. JPMIM will continue to have some soft-dollar arrangements for other clients and for broker research. Including research provided by third party brokers. Total elimination of soft dollar arrangements is presently impeded by the fact that many brokers do not assign a hard dollar value to the research they or another broker provide, but rather bundle the cost of such research into their commission structure. It is noted in this regard that some research that is available only under a bundled commission structure is particularly important to the investment process. This being the case, JPMIM will continue to have some soft dollar arrangements in place. Such arrangements will be limited to research and will be consistent with best execution. During the last fiscal year, JPMIM paid $_________ to brokers for third party research.

     In the last fiscal year, JPMIM paid brokerage commissions to brokers who provided research services to JPMIM. For the fiscal year ended December 31, 2004, the following Portfolios paid the commission indicated below to brokers and dealers who provided research services:


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

                          SHARES OF BENEFICIAL INTEREST

     The Trust consists of an unlimited number of outstanding shares of beneficial interest which are divided into five series: Bond Portfolio, U.S. Large Cap Core Equity Portfolio, Small Company Portfolio, Mid Cap Value Portfolio and International Equity Portfolio. The Trust has the right to issue additional shares without the consent of shareholders, and may allocate its additional shares to new series or to one or more of the five existing series.

     The assets received by the Trust for the issuance or sale of shares of each Portfolio and all income, earnings, profits and proceeds thereof are specifically allocated to each Portfolio. They constitute the underlying assets of each Portfolio, are required to be segregated on the books of accounts and are to be charged with the expenses of such Portfolio. Any assets which are not clearly allocable to a particular Portfolio or Portfolios are allocated in a manner determined by the Board of Trustees. Accrued liabilities which are not clearly allocable to one or more Portfolios would generally be allocated among the Portfolios in proportion to their relative net assets before adjustment for such unallocated liabilities. Each issued and outstanding share in a Portfolio is entitled to participate equally in dividends and distributions declared with respect to such Portfolio and in the net assets of such Portfolio upon liquidation or dissolution remaining after satisfaction of outstanding liabilities.

     The shares of each Portfolio are fully paid and non-assessable, will have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights.

                        OFFERING AND REDEMPTION OF SHARES

     The Trust offers shares of each Portfolio only for purchase by separate accounts established by Participating Insurance Companies or by Eligible Plans. It thus will serve as an investment medium for the Policies offered by Participating Insurance Companies and for participants in Eligible Plans. The offering is without a sales charge and is made at each Portfolio's net asset value per share, which is determined in the manner set forth below under "Net Asset Value."

     The Trust redeems all full and fractional shares of the Trust at the net asset value per share applicable to each Portfolio. See "Net Asset Value" below.

     Redemptions ordinarily are made in cash, but the Trust has authority, at its discretion, to make full or partial payment by assignment to the separate account of Portfolio securities at their value used in determining the redemption price. The Trust, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form N-18f-1, by which the Trust has committed itself to pay to the separate account in cash, all such separate account's requests for redemption made during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Portfolio's net asset value at the beginning of such period. The securities, if any, to be paid in-kind to the separate account will be selected in such manner as the Board of Trustees deems fair and equitable. In such cases, the separate account or Eligible Plan might incur brokerage costs should it wish to liquidate these portfolio securities.

     The right to redeem shares or to receive payment with respect to any redemption of shares of any Portfolio may only be suspended (1) for any period during which trading on the New York Stock Exchange is restricted or such Exchange is closed, other than customary weekend and holiday closings, (2) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of that Portfolio is not reasonably practicable, or (3) for such other periods as the SEC may by order permit for the protection of shareholders of the Portfolio.

                                 NET ASSET VALUE




     The net asset value per share of each Portfolio is computed by dividing the sum of the value of the securities held by that Portfolio, plus any cash or other assets and minus all liabilities by the total number of outstanding shares of the Portfolio at such time. Any expenses borne by the Trust, including the investment advisory fee payable to the Adviser, are accrued daily except for extraordinary or non-recurring expenses.


     Generally, trading of foreign securities on most foreign markets is completed before the close in trading in U.S. markets. Additionally, trading on foreign markets may also take place on days on which the U.S. markets, and the Portfolios, are closed. The Portfolios have implemented fair value pricing on a daily basis for all non-U.S. and non-Canadian equity securities held by the Portfolios. The fair value pricing utilizes the quotations of an independent pricing service. unless the Adviser determines in accordance with procedures adopted by the Trustees, as discussed below that use of another fair valuation methodology is appropriate. To the extent that foreign equity securities are not fair valued utilizing quotations of an independent pricing service, such securities will be valued using the price of the last sale or official close of the primary exchange on which the security is purchased that is reported before the time when the net assets of the Portfolios are valued. If there has been no sale on the primary exchange on the valuation date, and the average of bid and ask quotations are less than or equal to the last sale price of local shares on the valuation date, the security shall be valued at the last sale price of the local shares. If the average of the bid and ask quotations on the primary exchange is greater than the last sale price of the local shares, the security shall be valued at the average of the closing bid and ask quotations of the foreign listed shares on the primary exchange.

     For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing market rates.

     Futures, options and other derivatives are valued on the basis of available market quotations.

     Securities of other open-end investment companies are valued at their respective NAVs.

     Fixed income securities with a maturity of 61 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or broker/dealers of comparable securities. It is anticipated that such pricing services will generally provide bid-side quotations. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Portfolio was more than 60 days, unless this is determined not to represent fair value by the Trustees.

     Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the general supervision and responsibility of the Trustees. The Board of Trustees has established a Valuation Committee to assist the Board in its oversight of the valuation of the Portfolios' securities. JPMFM has established a Fair Valuation Committee ("FVC") to (1) make fair value determinations in certain pre-determined situations as outlined in the procedures approved by the Board and (2) provide recommendations to the Board's Valuation Committee in other situations. This FVC includes senior representatives from Portfolios management as well as the Portfolios' investment adviser. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of a Portfolio's securities (e.g., news relating to natural disasters affecting an issuer's operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the FVC believes that market quotations do not accurately reflect the value of a security.

                          DISTRIBUTIONS AND TAX MATTERS

     The following is a summary of certain tax considerations generally affecting the Portfolios and their shareholders. This section is based on the Internal Revenue Code of 1986, as amended (the "Code"), published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. Please consult your own tax advisor concerning the consequences of investing in the Portfolios in your particular circumstances under the Code and the laws of any other taxing jurisdiction.

     Each Portfolio generally will be treated as a separate corporation for federal income tax purposes, and thus the provisions of the Code generally will be applied to each Portfolio separately. Net long-term and short-term capital gains, net income and operating expenses therefore will be determined separately for each Portfolio.

     QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Code, and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. As a regulated investment company, each Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of the sum of its net investment income for the year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     CAPITAL LOSS CARRYFORWARDS. For federal income tax purposes, the Portfolios listed below had capital loss carryforwards for the periods indicated (amounts in thousands):

NAME OF PORTFOLIO                          CAPITAL LOSS CARRYOVER   EXPIRATION DATE
----------------------------------------   ----------------------   ---------------
U.S. Large Cap Core Equity Portfolio       $                 (849)       12/31/2008
                                           $               (5,599)       12/31/2009
                                           $              (12,670)       12/31/2010
                                           $               (3,052)       12/31/2011
                                           ----------------------
                                                          (22,170)
                                           ======================
Small Company Portfolio                    $                 (460)       12/31/2008
                                           $               (1,392)       12/31/2009
                                           $               (8,802)       12/31/2010
                                           $               (1,511)       12/31/2011
                                           ----------------------
                                                          (12,165)
                                           ======================
International Equity Portfolio             $               (3,919)       12/31/2009
                                           $               (4,917)       12/31/2010
                                           $               (1,073)       12/31/2011
                                           ----------------------
                                           $               (9,909)
                                           ======================

     In addition to satisfying the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or foreign currencies and other income (including

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

but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.

     Each Portfolio must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of each Portfolio's taxable year, (1) 50% or more of the value of the Portfolio's assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Portfolio's assets may be invested in securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same, similar or related trades or businesses.

     If for any year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Such distributions will generally be taxable to shareholders as qualified dividend income, as discussed below, and generally will be eligible for the dividends received deduction in the case of corporate shareholders.

     EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company to the extent that it distributes income in such a way that it is taxable to shareholders in a calendar year other than the calendar year in which the Portfolio earned the income. Specifically, the excise tax will be imposed if a Portfolio fails to distribute in each calendar year an amount equal to 98% of qualified dividend income and ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed otherwise retained amounts if it is subject to income tax on those amounts for any taxable year ending in such calendar year.

     Each Portfolio intends to make sufficient distributions or deemed distributions of its qualified dividend income, ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for this excise tax. However, investors should note that each Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

     FEDERAL TAX MATTERS. Policy owners should consult the applicable prospectus of the separate account of the Participating Insurance Company, and Eligible Plan participants should consult the Plan's administrator or trustee, in order to determine the federal income tax consequences to such holders of an investment in the Portfolios.

     Participating Insurance Companies and Eligible Plans should consult their tax advisors about federal, state and local tax consequences of investing in the Portfolios.

     PORTFOLIO INVESTMENTS. Each Portfolio may make investments or engage in transactions that affect the character, amount and timing of gains or losses realized by the Portfolio. Each Portfolio may make investments that produce income that is not matched by a corresponding cash receipt by the Portfolio. Any such income would be treated as income earned by the Portfolio and therefore would be subject to the distribution requirements of the Code. Such investments may require a Portfolio to borrow money or dispose of other securities in order to comply with those requirements. Each Portfolio may also make investments that prevent or defer the recognition of losses or the deduction of expenses. These investments may likewise require a Portfolio to borrow money or dispose of other securities in order to comply with the distribution requirements of the Code. Additionally, a Portfolio may make investments that result in the recognition of ordinary income rather than capital gain, or that prevent the Portfolio from accruing a long-term holding period. These investments may prevent a Portfolio from making capital gain distributions as described below. Each Portfolio intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it makes any such investments in order to mitigate the effect of these rules.

         Certain of the Portfolios may invest in equity securities of foreign issuers. If a Portfolio purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Portfolio may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed by the Portfolio to its shareholders. In addition, certain interest charges may be imposed on the Portfolio as a result of such distributions. If a Portfolio were to invest in an eligible PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Portfolio would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements of the Code, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed by the QEF to the Portfolio. Alternatively, a Portfolio generally will be permitted to "mark-to-market" any shares it holds in a PFIC. If a Portfolio made such an election, the Portfolio would be required to include in its income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. A Portfolio would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Portfolio for prior taxable years. Each Portfolio will make appropriate basis adjustments in the PFIC stock to take into account the mark-to-market amounts.

     Notwithstanding any election made by a Portfolio, dividends attributable to distributions from a foreign corporation will not be eligible for the special tax rates applicable to qualified dividend income if the foreign corporation is a PFIC either in the taxable year of the distribution or the preceding taxable year, but instead will be taxable at rates applicable to ordinary income.


     Some of the Portfolios invest in real estate investment trusts ("REITs"). Such Portfolios' investments in REIT equity securities may require the Portfolio to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Portfolio may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). The Portfolio's investments in REIT equity securities may at other times result in the Portfolio's receipt of cash in excess of the REIT's earnings; if the Portfolio distributes such amounts, such distribution could constitute a return of capital to Portfolio shareholders for federal income tax purposes. Dividends received by the Portfolio from a REIT will generally not constitute qualified dividend income.

     Under technical corrections legislation currently pending in Congress, REITs will generally be able to pass through the tax treatment of tax-qualified dividends they receive. The Treasury Department and the Internal Revenue Service have indicated that taxpayers may apply the qualified dividend income rules as if this technical correction has already been enacted.

     Some of the REITs in which the Portfolios may invest will be permitted to hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury obligations that have not yet been issued, but may apply retroactively, a portion of the Portfolio's income from a REIT that is attributable to the REIT's residual interest in REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events. These regulations are also expected to provide that excess income inclusion income of a regulated investment company, such as the Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

     Under current law, if a charitable remainder trust (defined in section 664 of the Code) realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Portfolios do not intend to invest directly in residual interests in REMICs or to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.


     PORTFOLIO DISTRIBUTIONS. Each Portfolio anticipates distributing substantially all of its net investment income for each taxable year. Dividends of net investment income paid to a noncorporate U.S. shareholder before January 1, 2009 that are designated as qualified dividend income will generally be taxable to such shareholder at a maximum rate of 15%. However, the amount of dividend income that may be so designated by a Portfolio will generally be limited to the aggregate of the eligible dividends received by the Portfolio. In addition, a Portfolio must meet certain holding period requirements with respect to the shares on which the Portfolio received the eligible dividends, and the noncorporate U.S. shareholder must meet certain holding period requirements with respect to the Portfolio shares. Dividends of net investment income that are not designated as qualified dividend income and dividends of net short-term capital gains will be taxable to shareholders at ordinary income rates. Dividends paid by a Portfolio with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Portfolio from certain domestic corporations for the taxable year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year, including the portion of dividends paid that qualify for the reduced tax rate.

     Ordinarily, shareholders are required to take taxable distributions by a Portfolio into account in the year in which the distributions are made. However, for federal income tax purposes, dividends that are declared by a Portfolio in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends will generally be taxable to a shareholder in the year declared rather than the year paid.

     Each Portfolio may either retain or distribute to shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend", it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Portfolio prior to the date on which the shareholder acquired its shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the Portfolio for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     Conversely, if a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. In such a case, it is expected that the Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

     Distributions by a Portfolio that do not constitute qualified dividend income, ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares; any excess will be treated as gain from the sale of its shares, as discussed below.

     Distributions by each Portfolio will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Portfolio (or of another portfolio). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, prospective investors in a Portfolio should be aware that distributions from a Portfolio will, all other things being equal, have the effect of reducing the net asset value of the Portfolio's shares by the amount of the distribution. If the net asset value is reduced below a shareholder's cost, the distribution will nonetheless be taxable as described above, even if the distribution effectively represents a return of invested capital. Investors should consider the tax implications of buying shares just prior to a distribution, when the price of shares may reflect the amount of the forthcoming distribution.

     SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares in a Portfolio in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder acquires other shares of the Portfolio within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend in shares of the Portfolio. Additionally, if a shareholder disposes of shares of a Portfolio within 90 days following their acquisition, and the shareholder subsequently re-acquires Portfolio shares pursuant to a reinvestment right received upon the purchase of the original shares, any load charge (i.e., sales or additional charge) incurred upon the acquisition of the original shares will not be taken into account as part of the shareholder's basis for computing profit or loss upon the sale of the shares.

     In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Portfolio will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Capital gain of a noncorporate U.S. shareholder that is recognized before January 1, 2009 is generally taxed at a maximum rate of 15% where the property is held by the shareholder for more than one year. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

     BACKUP WITHHOLDING. Each Portfolio will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Portfolio that it is not subject to backup withholding or that it is a corporation or other "exempt recipient". Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder's federal income tax liability, provided the appropriate information is furnished to the IRS.


FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") depends on whether the income from a Portfolio is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Portfolio is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of the Portfolio, capital gain dividends and amounts retained by the Portfolio that are designated as undistributed capital gains. Generally, interest-related dividends and short-term capital gains dividends received from a regulated investment company are exempt from the 30-percent withholding tax. This exemption applies to both nonresident alien individuals and foreign corporations for dividends paid after December 31, 2004, and apply to income that would not be subject to the 30-percent tax if earned by the foreign person directly. With respect to interest-related dividends, this exemption does not apply if the Portfolio does not receive a statement in Internal Revenue Service Form W-8 stating that the shareholder is not a U.S. person. If the income from a Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Portfolio will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.


     In the case of foreign noncorporate shareholders, a Portfolio may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Portfolio with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Portfolio, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Portfolio by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Portfolio held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.

     FOREIGN TAXES. Certain of the Portfolios, particularly the International Equity Portfolio, may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gain) received from sources within foreign countries. So long as more than 50% by value of the total assets of a Portfolio at the close of the taxable year consists of stock or securities of foreign issuers, the Portfolio may elect to treat any foreign income taxes paid by it as paid directly by its shareholders.

     If a Portfolio makes the election, each shareholder will be required to (i) include in gross income, even though not actually received, its pro rata share of the Portfolio's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) its pro rata share of the Portfolio's income taxes. A foreign tax credit may not exceed the U.S. federal income tax otherwise payable with respect to the foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) its proportionate share of foreign taxes paid by the Portfolio and
(ii) the portion of any actual dividend paid by the Portfolio which represents income derived from foreign sources; the gain from the sale of securities will generally be treated as U.S. source income and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. This foreign tax credit limitation is, with certain exceptions, applied separately to separate categories of income; dividends from a Portfolio will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent shareholders from claiming as a credit the full amount of their pro rata share of a Portfolio's foreign income taxes. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals, and shareholders will not be eligible to claim a foreign tax credit with respect to foreign income taxes paid by a Portfolio unless certain holding period requirements are met.

     Each Portfolio will make such an election only if it deems it to be in the best interest of its shareholders. A shareholder not subject to U.S. tax may prefer that this election not be made. Each Portfolio will notify shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be passed through to the shareholders and the amount of foreign taxes, if any, for which shareholders of the Portfolio will not be eligible to claim a foreign tax credit because the holding period requirements (described above) have not been satisfied.

     STATE AND LOCAL TAX MATTERS. Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxes. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from regulated investment companies may differ from the U.S. federal income tax rules in other respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Portfolio.




                             DELAWARE BUSINESS TRUST

     The Trust is a business organization of the type commonly known as a "Delaware Business Trust" of which each Portfolio is a series. The Trust has filed a certificate of trust with the office of the Secretary of State of Delaware. Except to the extent otherwise provided in the governing instrument of the business trust, the beneficial owners shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware.

     The Trust provides for the establishment of designated series of beneficial interests (the Portfolios) having separate rights, powers or duties with respect to specified property or obligations of the

Trust or profits and losses associated with specified property or obligations, and, to the extent provided in the Declaration of Trust, any such series may have a separate business purpose or investment objective.

     As a Delaware Business Trust, the Trust is not required to hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings. The Trust is, however, required to hold shareholder meetings for such purposes as, for example: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives and restrictions of the Portfolios; and (iii) filling vacancies on the Board in the event that less than a majority of the Trustees were elected by shareholders. The Trust expects that there will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders. At such time, the trustees then in office will call a shareholder meeting for the election of trustees. In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust. The Trust has the obligation to assist in any such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

                             ADDITIONAL INFORMATION


     PRINCIPAL HOLDERS. As of March 31, 2005, the following persons owned of record, or are known by the Trust to own beneficially, 5% or more of the outstanding shares of the Portfolios.



BOND PORTFOLIO                                                                                  Percentage Held
     Integrity Life Insurance Company
     Regular Acct.
     515 West Market Street
     Louisville, KY  40202-3333

     Sun Life Insurance Company of Canada(US) - Vul
     One Sun Life Executive Park S
     Wellesley Hills, MA  02481-5699

     National Integrity Life Insurance Company
     Regular Acct
     515 West Market Street
     Louisville, KY  40202-3333

     General America Separate 7
     Mail Code B1-08
     13045 Tesson Ferry Road
     St. Louis, MO  63128-3499

     Jefferson Pilot Financial Insurance Company,
     JPF Sep Acct C
     Mutual Fund Accounting 1S 03
     One Granite Place
     Concord, NH  03301-3258

INTERNATIONAL EQUITY PORTFOLIO

     Jefferson Pilot Financial Insurance Company, JPF Sep Acct C
     Mutual Fund Accounting 1S 03

     One Granite Place
     Concord, NH  03301-3258

     Integrity Life Insurance Company
     Regular Acct.
     515 West Market Street
     Louisville, KY  40202-3333

     ICMG Registered Variable Life Separate Acct
     Attn David Ten Broeck
     P.O. Box 2999
     Hartford, CT  06104-2999

     Sun Life Insurance Company of Canada (US)-VA Retirement Product and Services
      P.O. Box 9134
     Wellesley Hills, MA  02481-9134

     Kemper Life Insurance Company
     1600 McConnor Parkway
     Schaumburg, IL  60196-6800

     Safeco Life Insurance Company - Mutual Fund Controllers
     Attn.  Lisa Suhm
     4854 154th Place NE
     Redmond, WA  98052-9664

MID CAP VALUE PORTFOLIO

     Integrity Life Insurance Company - Regular Acct.
     515 West Market Street
     Louisville, KY  40202-3333

     Ohio National Life Insurance Company for Benefit of ITS Sep. Accts
     Attn. Dawn Cain
     One Financial Way
     Cincinnati, OH  45242-5851

     Kemper Life Insurance Company
     1600 McConnor Parkway
     Schaumburg, IL  60196-6800

     Farm Bureau Life Insurance Company
     Attn. Mutual Funds Accounting
     5400 University Ave
     W. Des Moines, IA  50266-5997

SMALL COMPANY PORTFOLIO

     Great-West Life and Annuity Insurance - Mutual Fund Trading 2T2
     8515 E. Orchard Road
     Greenwood Village, CO  80111-5002

      Jefferson Pilot Financial Insurance Company, JPF Sep Acct C
      Mutual Fund Accounting 1S 03
      One Granite Place
      Concord, NH  03301-3258

      Hartford Life Insurance Company Coli - Separate Account IV
      Attn David Ten Broeck
      P.O. Box 2999
      Hartford, CT  06104-2999

     Sun Life Insurance Company of Canada (US) - VA Retirement Product and Services
      P.O. Box 9134

      Wellesley Hills, MA  02481-9134

      Ohio National Life Insurance Company for Benefit of ITS Sep. Accts
      Attn Dawn Cain
      One Financial Way
      Cincinnati, OH  45242-5851

      General America Separate II
      Mail Code B1-08
      13045 Tesson Ferry Road
      St. Louis, MO  63128-3499

      Kemper Life Insurance Company
      1600 McConnor Parkway
      Schaumburg, IL  60196-6800

      Lincoln Benefit Life
      P.O. Box 80469
      Lincoln, NE  68501-0469

U.S. LARGE CAP CORE EQUITY PORTFOLIO

      Jefferson Pilot Financial Insurance Company, JPF Sep Acct C
      Mutual Fund Accounting 1S 03
      One Granite Place
      Concord, NH  03301-3258

      Sun Life Insurance Company of Canada (US) - VA Retirement Product and Services
      P.O. Box 9134
      Wellesley Hills, MA  02481-9134

       Safeco Life Insurance Company - Mutual Fund Controllers
       Attn. Lisa Suhm
       4854 154th Place NE
       Redmond, WA  98052-9664

       Horace Mann Life Insurance Company Separate Acct
       Attn. William J Kelly
       1 Horace Mann Plaza
       Springfield, IL  62715-0002


----------
* A shareholder's beneficial ownership of more than 25% of the voting securities of a Portfolio may be deemed to result in "control" of the particular Portfolio.

                              FINANCIAL STATEMENTS


     The financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Portfolios' December 31, 2004 annual report filing made with the SEC on March __, 2005 (Accession No. 0001047469-_________________) pursuant to Section 30(b) of the 1940 Act and Rule
30b2-1 thereunder.

                   APPENDIX A-DESCRIPTION OF SECURITY RATINGS*

The following is a summary of published ratings by major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although the investment adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

Unrated securities will be treated as non-investment grade securities unless the investment adviser determines that such securities are the equivalent of investment grade securities. Securities that have received different ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATING SERVICE ("S&P")


A-1 Highest category of commercial paper. Capacity to meet financial commitment is strong. Obligations designated with a plus sign (+) indicate that capacity to meet financial commitment is extremely strong.

A-2 Issues somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the capacity to meet financial commitments is satisfactory.

A-3 Exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B Regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C Currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D In payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

FITCH RATINGS ("FITCH")

F1 HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

----------
* AS DESCRIBED BY THE RATING AGENCIES. RATINGS ARE GENERALLY GIVEN TO SECURITIES AT THE TIME OF ISSUANCE. WHILE THE RATING AGENCIES MAY FROM TIME TO TIME REVISE SUCH RATINGS, THEY UNDERTAKE NO OBLIGATION TO DO SO.

D    DEFAULT. Denotes actual or imminent payment default.

"+" or "-"     may be appended to `F-1' rating to denote relative status within the `F1' rating category.

`NR' indicates that Fitch does not rate the issuer or issue in question.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

Prime-1 Superior ability for repayment, often evidenced by such characteristics as: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3 Acceptable capacity for repayment. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime      Does not fall within any of the Prime rating categories.

DOMINION BOND RATING SERVICE LIMITED ("DOMINION")

R-1            Prime Credit Quality

R-2            Adequate Credit Quality

R-3            Speculative

All three Dominion rating categories for short term debt use "high", "middle" or "low" as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area.


R-1 (high)     Short term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an "R-1
               (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors.
               Given the extremely tough definition which Dominion has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

R-1 (middle)   Short term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1 (high)" credits to only a small degree. Given the extremely tough definition which Dominion has for the "R-1 (high)" category
               (which few companies are able to achieve), entities rated "R-1
               (middle)" are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low)      Short term debt rated "R-1" (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high);    Short term debt rated "R-2" is of adequate credit quality and
R-2 (middle);  within the three subset grades, debt protection ranges from
R-2 (low)      having reasonable ability for timely repayment to a level which is considered only just adequate. The liquidity and debt ratios of entities in the "R-2" classification are not as strong as those in the "R-1" category, and the past and future trend may suggest some risk of maintaining the strength of key ratios in these areas. Alternative sources of liquidity support are considered satisfactory; however, even the strongest liquidity support will not improve the commercial paper rating of the issuer. The size of the entity may restrict its flexibility, and its relative position in the industry is not typically as strong as an "R-1 credit". Profitability trends, past and future, may be less favorable, earnings not as stabled, and there are often negative qualifying factors present which could also make the entity more vulnerable to adverse changes in financial and economic conditions.

R-3 (high);    Short term debt rated "R-3" is speculative, and within the three
R-3 (middle);  subset grades, the capacity for timely payment ranges from mildly
R-3 (low)      speculative to doubtful. "R-3" credits tend to have weak
               liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with "R-3" ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

DESCRIPTION OF BANK RATINGS

MOODY'S

These ratings represent Moody's opinion of a bank's intrinsic safety and soundness.

A These banks possess superior intrinsic financial strength. Typically they will be major financial institutions with highly valuable and defensible business franchises, strong financial fundamentals, and a very predictable and stable operating environment.

B These banks possess strong intrinsic financial strength. Typically, they will be institutions with valuable and defensible business franchises, good financial fundamentals, and a predictable and stable operating environment.

C These banks possess adequate intrinsic financial strength. Typically, they will be institutions with more limited but still valuable and defensible business franchises. These banks will display either acceptable financial fundamentals within a predictable and stable operating environment, or good financial fundamentals within a less predictable and stable operating environment.

D Banks rated D display modest intrinsic financial strength, potentially requiring some outside support at times. Such institutions may be limited by one or more of the following factors; a weak business franchise; financial fundamentals that are deficient in one or more respects; or an unpredictable and unstable operating environment.

E Banks rated E display very modest intrinsic financial strength, with a higher likelihood of periodic outside support or an eventual need for outside assistance. Such institutions may be limited by one or more of the following factors: a weak and limited business franchise; financial fundamentals that are materially deficient in one or more respects; or a highly unpredictable or unstable operating environment.

Where appropriate, a "+" modifier will be appended to ratings below the "A" category and a "-" modifier will be appended to ratings above the "E" category to distinguish those banks that fall in intermediate categories.

DESCRIPTION OF BOND RATINGS

S&P

CORPORATE AND MUNICIPAL BOND RATINGS

INVESTMENT GRADE

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only to a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal; it is somewhat more susceptible, however, to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to impair the obligor's capacity to pay interest and repay principal for debt in this category in higher-rated categories.

SPECULATIVE GRADE

Debt rated BB, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating.

B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B-rating.

CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 The rating C1 is reserved for income bonds on which no interest is being paid.


D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS

Provisional ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: The "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.


N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

MOODY'S

LONG-TERM RATINGS: BONDS AND PREFERRED STOCK

INVESTMENT GRADE


Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NON-INVESTMENT GRADE


Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. The protection of interest and principal payments may be no more than moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment.

Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

CORPORATE SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters of credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

FITCH


INVESTMENT GRADE

AAA HIGHEST CREDIT QUALITY. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA VERY HIGH CREDIT QUALITY. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A HIGH CREDIT QUALITY. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB GOOD CREDIT QUALITY. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

SPECULATIVE GRADE

BB SPECULATIVE. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B HIGHLY SPECULATIVE. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met: however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,    HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting
CC,     financial commitments is solely reliant upon sustained, favorable
C business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD,    DEFAULT. The ratings of obligations in this category are based on their
DD,     prospects for achieving partial or full recovery in a reorganization or
D liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

DOMINION

BOND AND LONG-TERM DEBT RATING SCALE


AAA Bonds rated "AAA" are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which Dominion has established for this category, few entities are able to achieve a AAA rating.

AA Bonds rate "AA" are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which Dominion has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

A Bonds rated "A" are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the "A" category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

BBB Bonds rated "BBB" are of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

BB Bonds rated "BB" are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

B Bonds rated "B" are highly speculative and there is a reasonably high level of uncertainty which exists as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC/    Bonds rated in any of these categories are very highly speculative and
CC/C are in danger of default of interest and principal. The degree of adverse elements present is more severe than bonds rated "B", Bonds rated below "B" often have characteristics which, if not remedied, may lead to default. In practice, there is little difference between the "C" to "CCC" categories, with "CC" and "C" normally used to lower ranking debt of companies where the senior debt is rated in the "CCC" to "B" range.

D This category indicates Bonds in default of either interest or principal.

("high," "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. Note that "high" and "low" grades are not used for the AAA category.

DESCRIPTION OF INSURANCE RATINGS

MOODY'S

INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represent Moody's opinions of the ability of insurance companies to pay punctually senior policyholder claims and obligations.


Aaa Insurance companies rated in this category offer exceptional financial security. While the credit profile of these companies is likely to change, such changes as can be visualized are most unlikely to impair their fundamentally strong position.

Aa These insurance companies offer excellent financial security. Together with the Aaa group, they constitute what are generally known as high grade companies. They are rated lower than Aaa companies because long-term risks appear somewhat larger.

A Insurance companies rated in this category offer good financial security. However, elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Insurance companies rated in this category offer adequate financial security. However, certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba Insurance companies rated in this category offer questionable financial security. Often the ability of these companies to meet policyholder obligations may be very moderate and thereby not well safeguarded in the future.

B Insurance companies rated in this category offer poor financial security. Assurance of punctual payment of policyholder obligations over any long period of time is small.

Caa Insurance companies rated in this category offer very poor financial security. They may be in default on their policyholder obligations or there may be present elements of danger with respect to punctual payment of policyholder obligations and claims.

Ca Insurance companies rated in this category offer extremely poor financial security. Such companies are often in default on their policyholder obligations or have other marked shortcomings.

C Insurance companies rated in this category are the lowest rated class of insurance company and can be regarded as having extremely poor prospects of ever offering financial security.

SHORT-TERM INSURANCE FINANCIAL STRENGTH RATINGS

These ratings represents Moody's opinions of the ability of the insurance company to repay punctually its short-term senior policyholder claims and obligations. The ratings apply to senior policyholder obligations that mature or are payable within one year or less.

Specific obligations are considered unrated unless individually rated because the standing of a particular insurance obligation would depend on an assessment of its relative standing under those laws governing both the obligation and the insurance company.


P-1 Insurers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term policyholder claims and obligations.

P-2 Insurers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term policyholder claims and obligations.

P-3 Insurers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term policyholder claims and obligations.

NP Insurers (or supporting institutions) rated Not Prime (NP) do not fall within any of the Prime rating categories.

S&P

An insurer rated "BBB" or higher is regarded as having financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments.


AAA Extremely Strong financial security characteristics. "AAA" is the highest Insurer Financial Strength Rating assigned by Standard & Poor's.

AA Very Strong financial security characteristics, differing only slightly from those rated higher.

A Strong financial security characteristics, but is somewhat more likely to be affected by adverse business conditions than are insurers with higher ratings.

BBB Good financial security characteristics, but is more likely to be affected by adverse business conditions than are higher rated insurers.

An insurer rated "BB" or lower is regarded as having vulnerable characteristics that may outweigh its strengths. "BB" indicates the least degree of vulnerability within the range; "CC" the highest.


BB Marginal financial security characteristics. Positive attributes exist, but adverse business conditions could lead to insufficient ability to meet financial commitments.

B Weak financial security characteristics. Adverse business conditions will likely impair its ability to meet financial commitments.

CCC Very Weak financial security characteristics, and is dependent on favorable business conditions to meet financial commitments.

CC Extremely Weak financial security characteristics and is likely not to meet some of its financial commitments.

R An insurer rated R is under regulatory supervision owing to its financial condition. During the pendency of the regulatory supervision, the regulators may have the power to favor one class of obligations over others or pay some obligations and not others. The rating does not apply to insurers subject only to nonfinancial actions such as market conduct violations.

NR   Not Rated, which implies no opinion about the insurer's financial security.

Plus (+) or minus (-) Following ratings from "AA" to "CCC" show relative standing within the major rating categories.

FITCH

INSURER FINANCIAL STRENGTH RATINGS

A Standard & Poor's insurer financial strength rating ("IFS rating") provides an assessment of the financial strength of an insurance organization, and its capacity to meet senior obligations to policyholders and contractholders on a timely basis. The IFS rating is assigned to the insurance organization itself, and no liabilities or obligations of the insurer are specifically rated unless otherwise stated (for example, Fitch may separately rate the debt obligations of an insurer). The IFS rating can be assigned to insurance and reinsurance companies in all insurance sectors, including the life & health, property & casualty, mortgage, financial guaranty and title insurance sectors, as well as managed care companies such as health maintenance organizations.

The IFS rating uses the same ratings scale and symbols used by Fitch for its international ratings of long-term debt obligations and issuers. However, the definitions associated with the ratings reflect the unique aspects of the IFS rating within an insurance industry context. Ratings in the `AA' through `CCC' categories may be amended with a plus or minus sign to show relative standing within the major rating category. Ratings of `BBB-' and higher are considered to be "Secure", and those of `BB+' and lower are considered to be "Vulnerable".


AAA EXCEPTIONALLY STRONG. Companies assigned this highest rating are viewed as possessing exceptionally strong capacity to meet policyholder and contract obligations. For such companies, risk factors are minimal and the impact of any adverse business and economic factors is expected to be extremely small.

AA VERY STRONG. Companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small.

A STRONG. Companies are viewed as possessing strong capacity to meet policyholder and contract obligations. Risk factors are moderate, and the impact of any adverse business and economic factors is expected to be small.

BBB GOOD. Companies are viewed as possessing good capacity to meet policyholder and contract obligations. Risk factors are somewhat high, and the impact of any adverse business and economic factors is expected to be material, yet manageable.

BB Moderately Weak. Companies are viewed as moderately weak with an uncertain capacity to meet policyholder and contract obligations. Though positive factors are present, overall risk factors are high, and the impact of any adverse business and economic factors is expected to be significant.

B Weak. Companies are viewed as weak with a poor capacity to meet policyholder and contract obligations. Risk factors are very high, and the impact of any adverse business and economic factors is expected to be very significant.

CCC,    Very Weak. Companies rated in any of these three categories are viewed
CC,     as very weak with a very poor capacity to meet policyholder and contract
C obligations. Risk factors are extremely high, and the impact of any adverse business and economic factors is expected to be insurmountable. A `CC' rating indicates that some form of insolvency or liquidity impairment appears probable. A `C' rating signals that insolvency or a liquidity impairment appears imminent.

DDD,    Distressed. These ratings are assigned to companies that have either
DD,     failed to make payments on their obligations in a timely manner, are
D deemed to be insolvent, or have been subjected to some form of regulatory intervention. Within the `DDD'-'D' range, those companies rated `DDD' have the highest prospects for resumption of business operations or, if liquidated or wound down, of having a vast majority of their obligations to policyholders and contractholders ultimately paid off, though on a delayed basis (with recoveries expected in the range of 90-100%). Those rated `DD' show a much lower likelihood of ultimately paying off material amounts of their obligations in a liquidation or wind down scenario (in a range of 50-90%). Those rated `D' are ultimately expected to have very limited liquid assets available to fund obligations, and therefore any ultimate payoffs would be quite modest (at under 50%).

SHORT-TERM INSURER FINANCIAL STRENGTH RATINGS

Fitch will only assign a ST-IFS rating to insurers that also have been assigned an IFS rating. Currently, ST-IFS ratings are used primarily by U.S. life insurance companies that sell short-term funding agreements.

The ST-IFS rating uses the same international ratings scale used by Fitch for short-term debt and issuer ratings. Ratings of `F1', `F2' and `F3' are considered to be "Secure", while those of `B' and below are viewed as "Vulnerable".


F1 STRONG. Insurers are viewed as having a strong capacity to meet their near-term obligations. When an insurer rated in this rating category is designated with a (+) sign, it is viewed as having a very strong capacity to meet near-term obligations.

F2 MODERATELY STRONG. Insurers are viewed as having a moderately strong capacity to meet their near-term obligations.

F3 MODERATE. Insurers are viewed as having a moderate capacity to meet their near-term obligations, and a near-term adverse change in business or economic factors would likely move the insurer to a `vulnerable' rating category.

B WEAK. Insurers are viewed as having a weak capacity to meet their near-term obligations.

C VERY WEAK. Insurers are viewed as having a very weak capacity to meet their near-term obligations.

D DISTRESSED. Insurers have either been unable to meet near-term obligations, or the failure to meet such obligations is imminent.

DESCRIPTION OF SHORT-TERM MUNICIPAL BOND RATINGS

MOODY'S

Moody's ratings for short-term municipal obligations are designated "Moody's Investment Grade ("MIG") or "Variable Moody's Investment Grade" ("VMIG"), in the case of variable rate demand obligations (VRDOs). For VRDOs, a two-component rating is assigned. The first element represents an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other represents an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features. Those short-term obligations that are of speculative quality are designated SG.

MIG1/VMIG1  Superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG2/VMIG2  Strong credit quality. Margins of protection are ample although not so large as in the preceding group.

MIG3/VMIG3  Acceptable credit quality. Liquidity and cash flow protection may be narrow and marketing access for refinancing is likely to be less well established.

SG Speculative quality. Debt instruments in this category lack margins of protection.

S&P

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3three years or less will likely receive a note rating. Notes maturing beyond 3 years will three years will most likely receive a long-term debt rating.

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

DESCRIPTION OF PREFERRED STOCK RATINGS

MOODY'S


aaa Top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa High-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa Medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b Lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

caa Likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

ca Speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

c Lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification; the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DOMINION

Preferred Share Rating Scale

Pfd-1 Preferred shares rated "Pfd-1" are of superior credit quality, and are supported by entities with strong earnings and balance sheet characteristics. "Pfd-1" generally corresponds with companies whose senior bonds are rated in the "AAA" or "AA" categories. As is the case with all rating categories, the relationship between senior debt ratings and preferred share ratings should be understood as one where the senior debt rating effectively sets a ceiling for the preferred shares issued by the entity. However, there are cases where the preferred share rating could be lower than the normal relationship with the issuer's senior debt rating.

Pfd-2 Preferred shares rated "Pfd-2" are of satisfactory credit quality. Protection of dividends and principal is still substantial, but earnings, the balance sheet, and coverage ratios are not as strong as Pfd-1 rated companies. Generally, "Pfd-2" ratings correspond with companies whose senior bonds are rated in the "A" category.

Pfd-3 Preferred shares rated "Pfd-3" are of adequate credit quality. While protection of dividends and principal is still considered acceptable, the issuing entity is more susceptible to adverse changes in financial and economic conditions, and there may be other adversities present which detract from debt protection. "Pfd-3" ratings generally correspond with companies whose senior bonds are rated in the higher end of the "BBB" category.

Pfd-4 Preferred shares rated "Pfd-4" are speculative, where the degree of protection afforded to dividends and principal is uncertain, particularly during periods of economic adversity. Companies with preferred shares rated "Pfd-4" generally coincide with entities that have senior bond ratings ranging from the lower end of the "BBB" category through the "BB" category.

Pfd-5 Preferred shares rated "Pfd-5" are highly speculative and the ability of the entity to maintain timely dividend and principal payments in the future is highly uncertain. The "Pfd-5" rating generally coincides with companies with senior bond ratings of "B" or lower. Preferred shares rated "Pfd-5" often have characteristics which, if not remedied, may lead to default.

"D" This category indicates preferred shares that are in arrears of paying either dividends or principal.

("high", "low") grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicate a rating that is essentially in the middle of the category. In order to alert subscribers to the fact that in a default situation there is a potentially higher risk of loss with a non-cumulative security, Dominion uses the "n" designation. This method essentially alerts subscribers to the potential risk that would arise in a default scenario without penalizing the base rating, where the key focus is to measure credit risk and the likelihood of default. Dominion has chosen to provide the same type of alert for hybrid instruments using the "y" designation.

PART C

                                OTHER INFORMATION

Item 23.          Exhibits

 (a)(1) Articles of Incorporation. Agreement and Declaration of Trust of The Chubb Series Trust dated October 27, 1993. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

 (a)(2) Certificate of Amendment of Certificate of Trust dated December 31, 1996. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

 (a)(3) Certificate of Amendment of Certificate of Trust dated January 1, 1998. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

 (a)(4) Certificate of Amendment of Certificate of Trust dated May 16, 2001. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

 (a)(5) Certificate of Amendment of Certificate of Trust dated July 31, 2003. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

 (b)(1) By-laws. By-laws of Chubb Series Trust. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

  (c) Instruments Defining Rights of Security Holders. Not applicable.

(d)(1) Investment Advisory Contracts. Investment Advisory Agreement between JPM Series Trust II and J.P. Morgan Investment Management Inc. ("Morgan"). Incorporated by reference to post-effective number 6 to the Registration Statement filed with the Securities and Exchange Commission (the "Commission") on April 30, 1997 (Accession No. 0001016964-97-000061).

(d)(2) Form of Investment Advisory Agreement between JPM Series Trust II and Robert Fleming Inc. on behalf of the Mid Cap Value Portfolio. Incorporated by reference to post-effective number 15 to the Registration Statement filed with the Commission on August 15, 2001. (Accession No. 0000912057-01-529397).

(e)(1) Underwriting Contracts. Distribution Agreement between JPM Series Trust II and J.P. Morgan Fund Distributors, Inc. ("JPMFD"). Incorporated by reference to post-effective amendment number 14 to the Registration Statement filed with the Commission on June 4, 2001, (Accession No. 0000912057-01-518566).

(e)(2) Form of Distribution Agreement between the Trust & JPMorgan Distribution Services, Inc. To be filed by amendment.

(f)  Bonus or Profit Sharing Contracts. Not applicable.

(g)(1) Global Custody Agreement dated March 1, 2003 between JPMorgan Chase Bank and JPMorgan Series Trust II. Incorporated by reference to post-effective amendment number 18 to the Registration Statement filed with the Commission on February 13, 2004. (Accession No. 0001047469-04-004425).

(g)(2) Form of Global Custody and Fund Accounting Agreement. To be filed by amendment.

(h)(1)(a) Other Material Contracts. Transfer Agency and Service Agreement between JPM Series Trust II and DST Systems, Inc. ("DST"). Incorporated by reference to post-effective number 15 to the Registration Statement filed with the Commission on August 17, 2001 (Accession No. 0000912057-01-529397).

(h)(1)(b) Form of Transfer Agency Agreement between the Trust and Boston Financial Data Services, Inc. To be filed by amendment.

(h)(2)(a) Administrative Services Agreement between JPM Series Trust II and Morgan Guaranty Trust Company of New York, as amended May 16, 2001. Incorporated by reference to post-effective number 15 to the Registration Statement filed with the Commission on August 17, 2001 (Accession No. 0000912057-01-529397).

(h)(2)(b) Form of Administrative Services Agreement between the Trust and JPMorgan Funds Management, Inc. To be filed by amendment.

(h)(3) Form of Fund Participation Agreement. Incorporated by reference to post-effective number 6 to the Registration Statement filed with the Commission on April 30, 1997 (Accession No. 0001016964-97-000061).

(h)(4)(a) Fee Waiver Agreement dated December 11, 2003. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number 0001047469-04-012387).

(h)(4)(b) Fee Waiver Agreement. To be filed by amendment.

(i) Legal Opinion. Legal Opinion of Prickett, Jones & Elliott, P.A. dated April 15, 2004. Incorporated herein by reference to the Registrant's Registration Statement filed on April 16, 2004 (Accession Number
0001047469-04-012387).

(j) Other Opinions. Consent of independent public accountants. To be filed by amendment.

(k) Omitted Financial Statements. Not applicable.

(l) Initial Capital Agreements. Share Subscription Agreement between The Chubb Series Trust and Chubb Life Insurance Company of America. Incorporated by reference post-effective amendment number 1 to the Registration statement filed with the Commission on December 10, 1993.

(m) Rule 12b-1 Plan.  Not applicable.

(n) Rule 18f-3 Plan.  Not applicable.

(o) Reserved.

(p)(1) Code of Ethics for the Funds. Filed herewith.

(p)(2) JPMIM Code of Ethics. Filed herewith.

(p)(3) Code of Ethics for JPMorgan Distribution Services, Inc. Filed herewith.

OTHER EXHIBITS

(99) (a) Powers of attorney. Incorporated by reference to post-effective amendment number 14 to the Registration Statement filed with the Commission on June 4, 2001, (Accession No. 0000912057-01-518566).

(99) (b) Power of Attorney for: Cheryl Ballenger. Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement filed on March 31, 2003 (Accession Number 0001047469-03-011072).

     Item 24. Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 25.  Indemnification

Reference is made to Article VII, Section 2 of Registrant's Declaration of Trust and Section 1.11 of Registrant's Distribution Agreement.

Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the

Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

The business of J.P. Morgan Investment Management Inc. is summarized in the Prospectuses constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment adviser registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011) and is incorporated herein by reference.


ITEM 27. PRINCIPAL UNDERWRITERS.


(2) Effective February 19, 2005, JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) will become the principal underwriter of the Registrant's shares. JPMorgan Distribution Services, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. JPMorgan Distribution Services, Inc. is located at 1111 Polaris Parkway, Columbus, Ohio 43271. As of the date of this post-effective amendment, One Group Dealer Services, Inc. acts as principal underwriter for the following investment company: One Group Mutual Funds. Effective February 19, 2005, JPMorgan Distribution Services, Inc. will act as the principal underwriter for the following additional investment companies:

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Fleming Series Trust
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Value Opportunities Fund Inc.
Undiscovered Managers Funds

ITEM 28.  Location of Accounts and Records

All accounts, books, records and documents required pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

J.P. Morgan Investment Management Inc., the Registrant's investment adviser, at 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as investment advisor).

J.P. Morgan Fund Distributors, Inc., the Registrant's distributor (through February 18, 2005), 522 Fifth Avenue, New York, New York 10036 (records relating to its functions as distributor).

JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005), the Registrant's distributor (effective February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (records relating to its functions as distributor).

JPMorgan Chase Bank, N.A. at 3 MetroTech Center, Brooklyn, New York 11245 (records relating to its functions as shareholder servicing agent (through February 18, 2005), custodian and administrative services agent (through February 18, 2005)).

JPMorgan Funds Management, Inc. (named One Group Administrative Services, Inc. through February 18, 2005), the Registrant's administrator (effective
February 19, 2005), at 1111 Polaris Parkway, Columbus, Ohio 43240 (relating to its functions as administrator).

DST Systems Inc., the Registrant's transfer agent (through February 18, 2005), 210 West 10th Street, Kansas City, MO 64105

Boston Financial Data Services, Inc., the Registrant's transfer agent (effective February 19, 2005), at 2 Heritage Drive, North Quincy, Massachusetts 02171.

(2) The directors and officers of JPMorgan Distribution Services, Inc. (named One Group Dealer Services, Inc. through February 18, 2005) are set forth below. The business address of each director or officer is 1111 Polaris Parkway, Columbus, Ohio 43271.

                         POSITIONS AND OFFICES
                         WITH ONE GROUP DEALER
NAME                         SERVICES, INC.                      POSITIONS WITH REGISTRANT
----                     ---------------------                   -------------------------
David Thorp              President                               None

Robert L. Young          Vice President                          Senior Vice President

Michael R. Machulski     Director, Vice President and Treasurer  None

Nancy E. Fields          Vice President                          Assistant Secretary

Scott E. Richter         Secretary                               Secretary and Chief Legal Officer

Jessica K. Ditullio      Assistant Secretary                     Assistant Secretary

Charles Wooding          Assistant Treasurer                     None

(c)     Not applicable.

ITEM 29. MANAGEMENT SERVICES.

Not applicable.

ITEM 30. UNDERTAKINGS.
     (a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

     (b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the second full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York in the State of New York on the 25th day of February, 2005.

                                           J.P. MORGAN SERIES TRUST II

                                           /s/ George C.W. Gatch
                                           ----------------------
                                           George C.W. Gatch
                                           President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 25th day of February, 2005.



SIGNATURE                            TITLE                       DATE
---------                            -----                       ----
CHERYL BALLENGER*                   Trustee                   February 25, 2005
Cheryl Ballenger


                                    Trustee                   February 25, 2005
Jerry B. Lewis

JOHN R. RETTBERG*                   Trustee                   February 25, 2005
John R. Rettberg

JOHN F. RUFFLE*                     Trustee                   February 25, 2005
John F. Ruffle

KENNETH WHIPPLE, JR.*               Trustee                   February 25, 2005
Kenneth Whipple, Jr.



*By /s/ Patricia A. Maleski
    -----------------------
    Patricia A. Maleski
    Attorney-in-Fact

By /s/ Stephanie J. Dorsey                         By /s/ George C.W. Gatch
   -----------------------                            ---------------------
   Stephanie J. Dorsey                                George C.W. Gatch
   Treasurer                                          President

                                INDEX OF EXHIBITS

(p)(1) Code of Ethics for the Funds.

(p)(2) Code of Ethics of JPMIM.

(p)(3) Code of Ethics of JPMorgan Distribution Services, Inc.